                                                              Rule 497(c)
                                                              File Nos. 33-21489
                                                                        811-5545

                      RIVERSIDE CAPITAL MONEY MARKET FUND
                      RIVERSIDE CAPITAL VALUE EQUITY FUND
                      RIVERSIDE CAPITAL FIXED INCOME FUND
             RIVERSIDE CAPITAL TENNESSEE MUNICIPAL OBLIGATIONS FUND
           RIVERSIDE CAPITAL LOW DURATION GOVERNMENT SECURITIES FUND
                         RIVERSIDE CAPITAL GROWTH FUND

3435 Stelzer Road                              For current yield, purchase, and
Columbus, Ohio 43219                           redemption information, call
                                               (800) 874-8376.

     The Sessions Group (the "Group") is an open-end management investment company. The Group includes the Riverside Capital Money Market Fund (the "Money Market Fund"), the Riverside Capital Value Equity Fund (the "Value Fund"), the Riverside Capital Fixed Income Fund (the "Fixed Income Fund"), the Riverside Capital Low Duration Government Securities Fund (the "Government Securities Fund") and the Riverside Capital Growth Fund (the "Growth Fund"), each of which is a diversified investment fund of the Group, and the Riverside Capital Tennessee Municipal Obligations Fund (the "Tennessee Fund"), which is a non-diversified investment fund of the Group (the Money Market, Value, Fixed Income, Tennessee, Government Securities, and Growth Funds are hereinafter collectively referred to as the "Funds" and individually as a "Fund"). The Trustees of the Group have divided each Fund's beneficial ownership into an unlimited number of transferable units called shares (the "Shares").

     National Bank of Commerce, Memphis, Tennessee (the "Adviser"), which is a wholly owned subsidiary of National Commerce Bancorporation ("NCB"), acts as the investment adviser to each of the Funds.

     THE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE ADVISER, NCB OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY, AND AN INVESTMENT IN A FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     IN ADDITION, AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THE MONEY MARKET FUND SEEKS TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE, BUT THERE CAN BE NO ASSURANCE THAT NET ASSET VALUE WILL NOT VARY.

     Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Funds at their address or by calling the Funds at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

     This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

                                                        (Continued on next page)

                         ------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION
     NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED
       UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
         REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         ------------------------------

                The date of this Prospectus is October 31, 1996.

(Continued from previous page)

     The MONEY MARKET FUND seeks current income with liquidity and stability of principal. The Money Market Fund invests in high-quality money market instruments and other instruments of high quality. All securities or instruments in which the Money Market Fund invests have remaining maturities of 397 days or less, although instruments subject to repurchase agreements may bear longer maturities.

     The VALUE FUND seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stock. The Value Fund will invest in securities of companies believed by the Adviser to exhibit strong financial characteristics and to be selling below their long-term intrinsic value.

     The FIXED INCOME FUND seeks current income and preservation of capital through investment in high grade fixed income securities.

     The TENNESSEE FUND seeks (1) income which is exempt from federal income tax and Tennessee state income tax, although such income may be subject to the federal alternative minimum tax when received by certain Shareholders, and (2) preservation of capital. The Tennessee Fund will invest, under normal market conditions, at least 80% of its net assets in Exempt Securities (as defined below).

     The GOVERNMENT SECURITIES FUND seeks current income consistent with preservation of capital. The Government Securities Fund will invest primarily in obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities, and, under normal market conditions, will maintain an average portfolio duration of approximately one to four years and a dollar-weighted average portfolio maturity of approximately two to six years.

     The GROWTH FUND seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stock. The Growth Fund will invest in securities of companies believed by its investment adviser to have an attractive outlook for growth in earnings.

     Each of the Value Fund's, the Growth Fund's, the Fixed Income Fund's, the Tennessee Fund's, and the Government Securities Fund's net asset value per share will fluctuate as the value of its portfolio changes in response to changing market prices, market rates of interest and/or other factors.

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), Columbus, Ohio, acts as the Funds' administrator and distributor. BISYS Fund Services Ohio, Inc., Columbus, Ohio, an affiliate of BISYS, acts as the Funds' transfer agent (the "Transfer Agent") and performs certain fund accounting services for each of the Funds.

                               TABLE OF CONTENTS


                                                                                         PAGE
                                                                                         ----
Prospectus Summary....................................................................     4
Fee Table.............................................................................     6
Financial Highlights..................................................................     8
Performance Information...............................................................    12
Investment Objectives and Policies....................................................    13
Investment Restrictions...............................................................    26
Valuation of Shares...................................................................    28
How to Purchase and Redeem Shares.....................................................    29
Dividends and Taxes...................................................................    36
Management of the Group...............................................................    39
General Information...................................................................    42


     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR BISYS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY ANY FUND OR BY BISYS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               PROSPECTUS SUMMARY

Shares Offered...............  Units of beneficial interest ("Shares") of the
                                Money Market Fund, the Value Fund, the Fixed
                                Income Fund, the Tennessee Fund, the Government Securities Fund and the Growth Fund, six separate investment funds (collectively, the "Funds") of The Sessions Group, an Ohio business trust (the "Group").

Offering Price...............  The public offering price of the Money Market
                                Fund is equal to the net asset value per share which such Fund will seek to maintain at $1.00 per Share.

                               The public offering price of each of the other
                                Funds is equal to the net asset value per share plus a sales charge ranging from 4.5% to 2% (depending upon the Fund) of the public offering price, reduced on investments of $100,000 ($250,000 for the Government Securities Fund) or more (See "HOW TO PURCHASE AND REDEEM
                                SHARES -- Sales Charges"). Under certain circumstances, the sales charge may be eliminated (See "HOW TO PURCHASE AND REDEEM SHARES -- Sales Charge Waivers").

Minimum Purchase.............  $1,000 minimum initial investment with $50 minimum subsequent investments. Such minimum initial investment is reduced to $100 for investors using the Auto Invest Plan described herein, such minimum subsequent investment may be waived if purchases are made in connection with an IRA, and both minimums may be waived if purchases are made pursuant to a payroll deduction plan.

Type of Company..............  Each Fund is a series of an open-end, management investment company. The Money Market Fund, the Value Fund, the Fixed Income Fund, the Government Securities Fund and the Growth Fund are each a diversified Fund. The Tennessee Fund is a non-diversified Fund.

Investment Objectives........  For the MONEY MARKET FUND, current income with liquidity and stability of principal.

                               For the VALUE FUND, growth of capital by
                                investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

                               For the FIXED INCOME FUND, current income and
                                preservation of capital through investment in high grade fixed income securities.

                               For the TENNESSEE FUND, (1) income which is
                                exempt from federal income tax and Tennessee state income tax, although such income may be subject to the federal alternative minimum tax when received by certain Shareholders, and (2) preservation of capital.

                               For the GOVERNMENT SECURITIES FUND, current
                                income consistent with preservation of capital.

                               For the GROWTH FUND, growth of capital by
                                investing primarily in a diversified portfolio of common stocks and securities convertible into common stock.

Investment Policies..........  The MONEY MARKET FUND invests in high-quality money market instruments and other instruments of high quality. All securities or instruments in which the Money Market Fund invests have remain-ing maturities of 397 days (13 months) or less, although instruments subject to repurchase agreements may bear longer maturities.

                               Under normal market conditions, the VALUE FUND
                                will invest at least 80% of its total assets in common stocks, and securities convertible into common stocks, of companies believed by the Adviser to exhibit strong financial characteristics and to be selling below their long-term intrinsic value.

                               Under normal market conditions, the FIXED INCOME
                                FUND will invest at least 80% of its total assets in debt securities of all types.

                               Under normal market conditions, the TENNESSEE
                                FUND will invest at least 80% of its net assets in municipal securities issued by or on behalf of the State of Tennessee or any county, political subdivision or municipality thereof, including any agency, board, authority or commission of any of the foregoing, and debt obligations issued by the Government of Puerto Rico, which generate interest income which is exempt from federal and Tennessee state income taxes (but may be treated as a preference item of certain Shareholders for purposes of the federal alternative minimum tax).

                               Under normal market conditions, the GOVERNMENT
                                SECURITIES FUND will invest at least 65% of its net assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and will maintain an average portfolio duration of approximately one to four years and a dollar-weighted average portfolio maturity of approximately two to six years.

                               Under normal market conditions, the GROWTH FUND
                                will invest at least 65% of its total assets in common stocks, and securities convertible into common stocks, of companies believed by the Adviser to have an attractive outlook for growth in earnings.

Risk Factors and
  Special Considerations.....  An investment in any of the Funds is subject to certain risks, as set forth in detail under "INVESTMENT OBJECTIVES AND POLICIES -- Risk Factors and Investment Techniques." As with other mutual funds, there can be no assurance that any of the Funds will achieve its investment objectives. The Funds, to the extent set forth under "INVESTMENT OBJECTIVES AND POLICIES," may engage in one or more of the following practices: the purchase of securities from primarily one state, the use of repurchase agreements and reverse repurchase agreements, entering into options transactions on securities in which the Funds may invest, the lending of portfolio securities and the purchase of securities on a when-issued or delayed-delivery basis.

Investment Adviser...........  National Bank of Commerce (the "Adviser").

Dividends....................  For the Money Market Fund, dividends from net income are declared daily and generally paid monthly. For each of the other Funds, dividends from net income are declared and generally paid monthly. Net realized capital gains are distributed at least annually.

Distributor..................  BISYS Fund Services Limited Partnership d/b/a
                                BISYS Fund Services ("BISYS").

                                   FEE TABLE

                                                               MONEY MARKET    VALUE    FIXED INCOME
                                                                   FUND        FUND         FUND
                                                               ------------    -----    ------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
 (as a percentage of offering price)........................          0%       4.50%        3.00%
Maximum Sales Load Imposed on Reinvested Dividends (as a
 percentage of offering price)..............................          0%          0%           0%
Deferred Sales Load (as a percentage of original purchase
 price or redemption proceeds, as applicable)...............          0%          0%           0%
Redemption Fees (as a percentage of amount redeemed, if
 applicable)................................................          0%          0%           0%
Exchange Fee................................................       $  0        $  0         $  0
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Management Fees.............................................        .35%        .92%         .65%
12b-1 Fees After Voluntary Fee Reduction (1)................        .13         .12          .06
Other Expenses After Voluntary Fee Reduction(1)(2)..........        .51         .54          .77
                                                                    ---        -----       -----
Total Fund Operating Expenses After Voluntary Fee
 Reduction..................................................        .99%       1.58%        1.48%
                                                               ===========     ====     ==========

                                                                               GOVERNMENT
                                                                  TENNESSEE    SECURITIES    GROWTH
                                                                    FUND          FUND        FUND
                                                                  ---------    ----------    ------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
 (as a percentage of offering price)...........................      3.00%        2.00%       4.50%
Maximum Sales Load Imposed on Reinvested Dividends
 (as a percentage of offering price)...........................         0%           0%          0%
Deferred Sales Load (as a percentage of original purchase price
 or redemption proceeds, as applicable)........................         0%           0%          0%
Redemption Fees (as a percentage of amount redeemed, if
 applicable)...................................................         0%           0%          0%
Exchange Fee...................................................     $   0         $  0        $  0
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Management Fees (3)............................................       .05%         .25%        .35%
12b-1 Fees After Voluntary Fee Reduction (1)...................       .17          .07         .10
Other Expenses After Voluntary Fee Reduction(1)(2).............       .76         1.12         .69
                                                                  ---------      -----       ------
Total Fund Operating Expenses After Voluntary Fee Reduction....       .98%        1.44%       1.14%
                                                                  =======      ========      =====

Example

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                           ------    -------    -------    --------
     Money Market Fund..................................    $ 10       $32       $  55       $121
     Value Fund.........................................    $ 60       $93       $ 127       $224
     Fixed Income Fund..................................    $ 45       $75       $ 108       $202
     Tennessee Fund.....................................    $ 40       $60       $  83       $147
     Government Securities Fund.........................    $ 34       $65       $  97       $189
     Growth Fund........................................    $ 56       $80       $ 105       $177

     The purpose of the above table is to assist a potential purchaser of Shares of any of the Funds in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Such expenses do not include any fees charged by the Adviser or any of its affiliates to its customer accounts which may have invested in Shares of the Funds. See "MANAGEMENT OF THE GROUP" and "GENERAL INFORMATION" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses of each Fund. As a result of the payment of sales loads, as applicable, and Rule 12b-1 Fees, long-term Shareholders may pay more than the maximum front-end sales charge permitted by the Rules of the National Association of Securities Dealers, Inc. (the "NASD"). The expense information above reflects current fees. For information on fees and expenses for the fiscal year ended June 30, 1996, please see the Funds' annual report or the financial information contained in the Funds' Statement of Additional Information. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
------------------------------
(1) BISYS has agreed with the Group to reduce voluntarily the amount of its 12b-1 fees until on or about October 31, 1997, to the extent necessary to cause (a) the total of Rule 12b-1 fees and administrative servicing fees to not exceed .29% of each Fund's respective net assets and (b) the administration fees for each of the Growth Fund and the Government Securities Fund not to exceed .15% of such Funds' respective net assets. Absent such voluntary fee reductions, Rule 12b-1 fees and administrative services fees would each be .25% for each of the Funds and administration fees for the Growth Fund and the Government Securities Fund would be .20%. Absent such voluntary fee reductions and the voluntary advisory fee reductions described in Note 3 below, Total Fund Operating Expenses would have been 1.20% for the Money Market Fund, 1.79% for the Value Fund, 1.69% for the Fixed Income Fund, 1.83% for the Tennessee Fund, 2.20% for the Government Securities Fund and 1.97% for the Growth Fund.

(2) "Other Expenses" include administration fees and administrative servicing fees.

(3) The Adviser has agreed with the Group to reduce voluntarily the amount of its investment advisory fee with respect to the Tennessee Fund, the Government Securities Fund and the Growth Fund until on or about October 31, 1997. Absent such voluntary fee reductions, Management Fees for the Tennessee Fund, the Government Securities Fund and the Growth Fund would be .65%, .50% and 1.00%, respectively.

                              FINANCIAL HIGHLIGHTS

     Each Fund is a separate fund of the Group. The table below sets forth certain information concerning the investment results of each Fund since its inception. Further financial information is included in the Statement of Additional Information. The Financial Highlights contained in the following tables have been audited by KPMG Peat Marwick LLP, independent certified public accountants for the Group, whose report on the five fiscal years ended June 30, 1996, 1995, 1994, 1993 and 1992, or such shorter period as the Funds may have been in existence, is included in the Statement of Additional Information and which may be obtained by Shareholders.

                                                                 THE MONEY MARKET FUND
                      -----------------------------------------------------------------------------------------------------------
                        YEAR          YEAR          YEAR          YEAR          YEAR          YEAR          YEAR        JULY 25,
                        ENDED         ENDED         ENDED         ENDED         ENDED         ENDED         ENDED        1988 TO
                      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,
                        1996          1995          1994          1993          1992          1991          1990         1989(A)
                      ---------     ---------     ---------     ---------     ---------     ---------     ---------     ---------
Net asset value,
 Beginning of
 period............    $ 1.000       $ 1.000       $ 1.000       $ 1.000       $ 1.000       $ 1.000       $ 1.000       $ 1.000
Income from
 investment
 operations:
  Net investment
   income..........      0.046         0.044         0.026         0.032         0.051         0.071         0.081         0.077
  Net gains or
   losses on
   securities
   (both realized
   and
   unrealized).....         --        (0.004)           --            --         0.003            --            --            --
                      ---------     ---------     ---------     ---------     ---------     ---------     ---------     ---------
Total from
 investment
 operations........      0.046         0.040         0.026         0.032         0.054         0.071         0.081         0.077
                      ---------     ---------     ---------     ---------     ---------     ---------     ---------     ---------
Less Distributions:
  Dividends (from
   net investment
   income).........     (0.046)       (0.044)       (0.026)       (0.032)       (0.051)       (0.071)       (0.081)       (0.077)
  Distributions
   (from capital
   gains)..........         --            --            --            --        (0.003)           --            --            --
                      ---------     ---------     ---------     ---------     ---------     ---------     ---------     ---------
  Total
   Distributions...     (0.046)       (0.044)       (0.026)       (0.032)       (0.054)       (0.071)       (0.081)       (0.077)
                      ---------     ---------     ---------     ---------     ---------     ---------     ---------     ---------
Capital
 Transactions......         --         0.004            --            --            --            --            --            --
Net asset value,
 End of period.....    $ 1,000       $ 1.000       $ 1.000       $ 1.000       $ 1.000       $ 1.000       $ 1.000       $ 1.000
                       =======       =======       =======       =======       =======       =======       =======       =======
Total Return.......       4.75%+        4.44%+        2.65%         3.20%         5.61%         7.29%         8.41%         7.97%(b)
ANNUALIZED
RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, End
   of period (000
   omitted)........   $134,146      $157,904      $128,001      $141,840      $162,361      $165,242      $103,809       $85,441
  Ratio of expenses
   to average net
   asset...........       0.99%         0.97%         0.95%         0.85%         0.66%         0.63%         0.59%         0.83%(c)
  Ratio of net
   investment
   income to
   average net
   assets..........       4.65%         4.41%         2.62%         3.17%         5.12%         6.95%         8.09%         8.24%(c)
  Ratio of expenses
   to average net
   assets*.........       1.20%         1.18%         1.09%         0.94%         0.91%         0.68%         0.76%         1.05%(c)
  Ratio of net
   investment
   income to
   average net
   assets*.........       4.44%         4.20%         2.48%         3.08%         4.87%         6.90%         7.92%         8.02%(c)

---------------
+ The capital contribution had no impact on the total return for the years ended
  June 30, 1995 and June 30, 1996.

                                                                         THE VALUE FUND
                                       ----------------------------------------------------------------------------------
                                                                                                        OCTOBER 31, 1991
                                         YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED            TO
                                       JUNE 30, 1996   JUNE 30, 1995   JUNE 30, 1994   JUNE 30, 1993   JUNE 30, 1992 (A)
                                       --------------  --------------  --------------  --------------  ------------------
Net asset value,
 Beginning of period...................    $  12.63        $12.67          $11.57          $11.04            $10.00
Income from investment operations:
  Net investment income................        0.14          0.14            0.07            0.21              0.17
  Net gains or losses on securities
   (both realized and unrealized)......        2.40          0.76            1.28            0.96              1.03
                                           --------        ------          ------          ------            ------
  Total from investment operations.....        2.54          0.90            1.35            1.17              1.20
                                           --------        ------          ------          ------            ------
Less Distributions:
  Dividends (from net investment
   income).............................       (0.14)        (0.13)          (0.05)          (0.22)            (0.16)
  Distributions (from capital gains)...       (0.49)        (0.15)          (0.19)          (0.42)               --
  In excess of net realized gains......          --         (0.66)             --              --                --
                                           --------        ------          ------          ------            ------
  Total Distribution...................       (0.63)        (0.94)          (0.25)          (0.64)            (0.16)
                                           --------        ------          ------          ------            ------
Net asset value,
 End of period.........................    $  14.54        $12.63          $12.67          $11.57            $11.04
                                           ========        ======          ======          ======            ======
Total Return (excludes sales
 charges)..............................       20.50%         8.03%          11.75%          10.94%            12.04%(b)
ANNUALIZED RATIOS/SUPPLEMENTAL DATA:
  Net assets, End of period (000
   omitted)............................     $81,055       $80,264         $79,232         $52,629           $25,461
  Ratio of expenses to average net
   assets..............................        1.58%         1.58%           1.36%           0.73%             0.67%(c)
  Ratio of net investment income to
   average net assets..................        1.01%         1.13%           0.52%           1.84%             2.43%(c)
  Ratio of expenses to average net
   assets*.............................        1.79%         1.79%           1.74%           1.69%             1.95%(c)
  Ratio of net investment income to
   average net assets*.................        0.80%         0.92%           0.14%           0.88%             1.15%(c)
  Portfolio turnover...................       27.89%        35.64%          62.17%          16.13%            23.07%
  Average commission rate paid(d)......     $0.0605            --              --              --                --

                                                                     THE FIXED INCOME FUND
                                       ----------------------------------------------------------------------------------
                                                                                                        OCTOBER 31, 1991
                                         YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED            TO
                                       JUNE 30, 1996   JUNE 30, 1995   JUNE 30, 1994   JUNE 30, 1993   JUNE 30, 1992 (A)
                                       --------------  --------------  --------------  --------------  ------------------
Net asset value,
 Beginning of period...................     $ 9.27         $ 9.43          $10.44          $10.26            $10.00
Income from investment operations:
  Net investment income................       0.59           0.58            0.57            0.68              0.42
  Net gains or losses on securities
   (both realized and unrealized)......      (0.48)         (0.15)          (0.76)           0.27              0.22
                                            ------         ------          ------           -----             -----
  Total from investment operation......       0.11           0.43           (0.19)           0.95              0.64
                                            ------         ------          ------           -----             -----
Less Distributions:
  Dividends (from net investment
   income).............................      (0.58)         (0.58)          (0.57)          (0.69)            (0.38)
  Distributions (from capital gains)...         --             --              --           (0.08)               --
  In excess of net realized gains......      (0.03)            --           (0.25)             --                --
  In excess of net investment income...         --          (0.01)             --              --                --
                                            ------         ------          ------           -----             -----
  Total Distributions..................      (0.61)         (0.59)          (0.82)          (0.77)            (0.38)
                                            ------         ------          ------           -----             -----
Net asset value,
 End of period.........................     $ 8.77         $ 9.27          $ 9.43          $10.44            $10.26
                                            ======         ======          ======          ======            ======
Total Return (excludes sales
  charges).............................       1.05%          4.82%          (2.20)%          9.64%             6.56%(b)
ANNUALIZED RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000
   omitted)............................    $28,847        $39,496         $42,309         $35,951           $27,256
  Ratio of expenses to average net
   assets..............................       1.48%          1.43%           1.37%           0.74%             0.69%(c)
  Ratio of net investment income to
   average net assets..................       6.32%          6.33%           5.61%           6.65%             6.51%(c)
  Ratio of expenses to average net
   assets*.............................       1.69%          1.64%           1.70%           1.42%             1.63%(c)
  Ratio of net investment income to
   average net assets*.................       6.11%          6.12%           5.28%           5.97%             5.58%(c)
  Portfolio turnover...................     363.84%        223.29%         328.44%         234.71%            40.85%

                                                                  THE TENNESSEE FUND
                                        ----------------------------------------------------------------------
                                         YEAR ENDED       YEAR ENDED       YEAR ENDED       NOVEMBER 4, 1992
                                        JUNE 30, 1996    JUNE 30, 1995    JUNE 30, 1994    TO JUNE 30, 1993(A)
                                        -------------    -------------    -------------    -------------------
Net asset value, Beginning of
 period..............................      $  9.84          $  9.81          $ 10.44             $ 10.00
Income from investment operations:
  Net investment income..............         0.53             0.50             0.48                0.30
  Net gains or losses on securities
   (both realized and unrealized)....        (0.08)            0.03            (0.57)               0.43
                                           -------          -------          -------              ------
Total from investment operations.....        (0.45)            0.53            (0.09)               0.73
                                           -------          -------          -------              ------
Less Distributions:
  Dividends (from net investment
     income).........................        (0.53)           (0.50)           (0.48)              (0.29)
  Distributions (from capital
     gains)..........................           --               --               --                  --
  In excess of net realized gains....           --               --            (0.06)                 --
                                           -------          -------          -------              ------
Total Distributions..................        (0.53)           (0.50)           (0.54)              (0.29)
                                           -------          -------          -------              ------
Net asset value, End of period.......      $  9.76          $  9.84          $  9.81             $ 10.44
                                           =======          =======          =======             =======
Total Return (excludes sales
  charges)...........................         4.67%            5.61%           (1.00)%              7.39%(b)
ANNUALIZED RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period (000
   omitted)..........................      $19,037          $20,827          $19,965             $17,425
  Ratio of expenses to average net
   assets............................         0.98%            1.12%            1.19%               0.82%(c)
  Ratio of net investment income to
   average net assets................         5.40%            5.24%            4.67%               4.76%(c)
  Ratio of expenses to average net
   assets*...........................         1.83%            1.98%            1.99%               1.62%(c)
  Ratio of net investment income to
   average net assets*...............         4.55%            4.38%            3.87%               3.96%(c)
  Portfolio turnover.................        60.76%           62.59%           86.57%              52.52%

                                                               THE GOVERNMENT SECURITIES FUND

                                                    -----------------------------------------------------
                                                     YEAR ENDED       YEAR ENDED        APRIL 15, 1994
                                                    JUNE 30, 1996    JUNE 30, 1995    TO JUNE 30, 1994(A)
                                                    -------------    -------------    -------------------


Net asset value, Beginning of period.............      $ 10.15          $  9.93             $ 10.00
Income from investment operations:
  Net investment income..........................         0.53             0.56                0.07
  Net gains on losses on securities (both
   realized and unrealized)......................        (0.20)            0.21               (0.08)
                                                       -------          -------              ------
Total from investment operations.................         0.33             0.77               (0.01)
                                                       -------          -------              ------
Less Distributions:
  Dividends (from net investment income).........        (0.53)           (0.55)              (0.06)
  Distributions (from capital gains).............           --           --                      --
                                                       -------          -------              ------
Total Distributions..............................        (0.53)           (0.55)              (0.06)
                                                       -------          -------              ------
Net asset value, End of period...................      $  9.95          $ 10.15             $  9.93
                                                       =======          =======             =======
Total Return (excludes sales charges)............         3.31%            8.03%              (0.13)%(b)
ANNUALIZED RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period (000 omitted)........      $ 7,461          $ 7,653             $ 7,692
  Ratios of expenses to average net assets.......         1.44%            1.33%               2.85%(c)
  Ratio of net investment income to average net
     assets......................................         5.19%            5.67%               3.63%(c)
  Ratio of expenses to average net assets*.......         2.20%            2.10%               3.67%(c)
  Ratio of net investment income to average net
     assets*.....................................         4.43%            4.89%               2.81%(c)
  Portfolio turnover.............................        20.87%           34.47%              21.20%

                                                                       THE GROWTH FUND
                                                    -----------------------------------------------------
                                                     YEAR ENDED       YEAR ENDED        APRIL 18, 1994
                                                    JUNE 30, 1996    JUNE 30, 1995    TO JUNE 30, 1994(A)
                                                    -------------    -------------    -------------------
Net asset value, Beginning of Period.............      $ 12.14          $  9.82             $ 10.00
Income from investment operations:
  Net investment income..........................         0.18             0.16                  --
  Net gains on losses on securities (both
   realized and unrealized)......................         2.13             2.30               (0.18)
                                                       -------          -------             -------
Total from investment operations.................         2.31             2.46               (0.18)
                                                       -------          -------             -------
Less Distributions:
  Dividends (from net investment income).........        (0.18)           (0.14)                 --
  In excess of net investment income.............        (0.01)              --                  --
  Distributions (from capital gains).............        (0.25)              --                  --
                                                       -------          -------             -------
Total Distributions..............................        (0.44)           (0.14)                 --
                                                       -------          -------             -------
Net asset value, End of period...................      $ 14.01          $ 12.14             $  9.82
                                                       =======          =======             =======
Total Return (excludes sales charges)............        19.35%           25.27%              (1.80)%(b)
ANNUALIZED RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period (000 omitted)........      $33.767          $21,485              $6,345
  Ratios of expenses to average net assets.......         1.05%            1.24%               2.59%(c)
  Ratio of net investment income to average net
     assets......................................         1.37%            1.64%               0.25%(c)
  Ratio of expenses to average net assets*.......         1.97%            2.51%               3.90%(c)
  Ratio of net investment income to average net
     assets*.....................................         0.45%            0.37%              (1.07)%(c)
  Portfolio turnover.............................        31.22%           29.36%               0.00%
  Average commissions rate paid(d)...............      $0.0686               --                  --

------------------------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                            PERFORMANCE INFORMATION

     From time to time performance information for the Funds showing the Funds' average annual total return, yield, taxable equivalent yield, seven-day yield and/or seven-day effective yield may be presented in advertisements, sales literature and shareholder reports. SUCH PERFORMANCE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Average annual total return will be calculated for the period since commencement of operations for a Fund and will reflect the imposition of the maximum sales charge, if any. Average annual total return is measured by comparing the value of an investment in such Fund at the beginning of the relevant period to the redeemable value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions), which figure is then annualized. Yield will be computed by dividing a Fund's net investment income per share earned during a recent one-month period by that Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Taxable equivalent yield of a Fund demonstrates the taxable yield necessary to produce an after-tax yield equivalent to the yield of that Fund. Each of the Funds may also present its average annual total return, aggregate total return, yield and taxable equivalent yield, as the case may be, excluding the effect of a sales charge, if any.

     The seven-day yield of the Money Market Fund refers to the income generated by an investment therein over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Money Market Fund may also present a 30-day yield which is calculated similarly but instead refers to a 30-day period rather than a seven-day period. The seven-day effective yield is calculated similarly but, when annualized, the income earned by an investment in the Money Market Fund is assumed to be reinvested. The seven-day effective yield is slightly higher than the seven-day yield because of the compounding effect of this assumed reinvestment.

     In addition, from time to time, the Funds may present their distribution rates in supplemental sales literature and in shareholder reports, both of which must be accompanied or preceded by a prospectus. Distribution rates will be computed by dividing the distribution per share made by a Fund over a twelve-month period by the maximum offering price per share at the end of that period. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although each Fund may also present a distribution rate excluding the effect of capital gains and/or a sales charge, if any. The distribution rate differs from the yield, because it includes capital gain dividends which are often non-recurring in nature, whereas yield does not include such items.

     Investors may also judge the performance of each Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services, which indices or data may be published by such services or by other services or publications. In addition to performance information, general information about these Funds that appears in such publications may be included in advertisements, sales literature and reports to Shareholders.

     Yield and total return are generally functions of market conditions, interest rates, types of investments held, and operating expenses. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by NCB or by any of its affiliated or correspondent banks, including the Adviser, to its customer accounts which may have invested in Shares of a Fund will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Adviser or BISYS voluntarily reduces all or part of its fees for a Fund, as discussed below, the yield and total return for that Fund will be higher than they would otherwise be in the absence of such voluntary fee reductions.

     Further information about the performance of the Funds is contained in the Funds' Annual Report to Shareholders which may be obtained without charge by contacting the Group at (800) 874-8376.

                       INVESTMENT OBJECTIVES AND POLICIES

IN GENERAL

     The investment objective of the Money Market Fund is to seek current income with liquidity and stability of principal. The investment objective of the Value Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. The investment objective of the Fixed Income Fund is to seek current income as well as preservation of capital by investing in high grade fixed income securities. The investment objectives of the Tennessee Fund are to seek (1) income which is exempt from federal income tax and Tennessee state income tax, although such income may be subject to the federal alternative minimum tax when received by certain Shareholders, and (2) preservation of capital. The investment objective of the Government Securities Fund is to seek current income consistent with preservation of capital. The investment objective of the Growth Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

     The investment objectives with respect to a Fund are fundamental policies and as such may not be changed without a vote of the holders of a majority of the outstanding Shares of that Fund (as defined below under "GENERAL INFORMATION -- Miscellaneous"). There can be no assurance that the investment objectives of any Fund will be achieved.

THE MONEY MARKET FUND

     As a money market fund, the Money Market Fund invests exclusively in United States dollar-denominated instruments which the Trustees of the Group and the Adviser determine present minimal credit risks and which at the time of acquisition are rated by one or more appropriate nationally recognized statistical rating organizations ("NRSROs") (e.g., Standard & Poor's Corporation and Moody's Investors Service, Inc.) in one of the two highest rating categories for short-term debt obligations or, if unrated, are of comparable quality. The Money Market Fund also diversifies its investments so that, with minor exceptions and except for United States Government securities, not more than five percent of its total assets is invested in the securities of any one issuer, not more than five percent of its total assets is invested in securities of issuers rated by the NRSRO at the time of investment in the second highest rating category for short-term debt obligations or, if unrated, deemed by the Adviser to be of comparable quality ("Second Tier Securities") and not more than the greater of one percent of total assets or one million dollars is invested in the securities of one issuer that are Second Tier Securities. All securities or instruments in which the Money Market Fund invests have remaining maturities of 397 calendar days or less. The dollar-weighted average maturity of the securities in the Money Market Fund will not exceed 90 days.

     Subject to the foregoing general limitations, the Money Market Fund expects to invest in the following types of securities.

     The Money Market Fund may invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (collectively, "Government Obligations"). Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Money Market Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal. The Money Market Fund may also invest in taxable State Securities, as defined below under "The Government Securities Fund."

     The Money Market Fund may invest in bankers' acceptances guaranteed by domestic and foreign banks if at the time of investment the guarantor bank has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements). The Money Market Fund may also invest in certificates of deposit and time deposits of domestic and foreign banks and savings and loan associations if (a) at the time of investment the depositor institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

     The Money Market Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Under normal market conditions, the Money Market Fund will not invest more than 20% of its total assets in such foreign securities (including CCP and Europaper as defined below).

     The Money Market Fund will not invest in excess of 10% of its total assets in time deposits with maturities in excess of seven days which are subject to penalties upon early withdrawal. Such time deposits include ETDs and CTDs but do not include certificates of deposit.

     The Money Market Fund may invest in short-term promissory notes issued by corporations (including variable amount master demand notes) and in taxable municipal obligations rated at the time of purchase by one or more appropriate NRSROs in one of the two highest rating categories for short-term debt obligations or, if not rated, found by the Adviser to be of comparable quality to instruments that are so rated. Instruments may be purchased in reliance upon a rating only when the rating organization is not affiliated with the issuer or guarantor of the instrument. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. The Money Market Fund may also invest in Canadian Commercial Paper ("CCP"), which is commercial paper issued by a Canadian corporation or a Canadian subsidiary of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer which, in each case, is rated at the time of purchase by one or more appropriate NRSROs in one of the two highest rating categories for short-term debt obligations or, if not rated, found by the Adviser to be of comparable quality to instruments that are rated high quality.

     The Money Market Fund may also invest in corporate debt securities with remaining maturities of 397 days or less although at the time of issuance such securities had maturities exceeding 397 days. The Money Market Fund may invest in such securities so long as comparable securities of such issuer have been rated in the highest rating category for short-term debt obligations by the appropriate NRSROs or are otherwise deemed to be eligible for purchase by the Money Market Fund in accordance with the guidelines adopted by the Group's Board of Trustees.

     Variable amount master demand notes in which the Money Market Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Money Market Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Money Market Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by NRSROs, such variable amount master demand notes must be determined by the Adviser to be of comparable quality to the commercial paper in which the Fund may invest. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand. The period of time remaining until the principal amount can be recovered under a variable master demand note shall not exceed seven days.

     The Money Market Fund may also acquire variable and floating rate notes issued by both governmental and nongovernmental issuers, subject to the Money Market Fund's investment objective, policies and restrictions. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its amortized cost. However, in the event the interest rate of such a note is established by reference to an index or an interest rate that may from time to time lag behind other market interest rates, there is the risk that the market value of such note, on readjustment of its interest rate, will not approximate its amortized cost which could adversely affect the Money Market Fund's ability to maintain a stable net asset value. In such an instance, the Adviser will seek to sell such note to the extent it can do so in an orderly fashion given current market conditions.

     A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its amortized cost. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Money Market Fund will be determined by the Adviser under guidelines established by the Group's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Money Market Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Money Market Fund, the Money Market Fund may attempt to resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Money Market Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Money Market Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.


     To the extent that the Money Market Fund holds a note for which the Money Market Fund is not entitled to receive the principal amount within seven days of demand and for which no readily available market exists, such a note will be treated as an illiquid security for purposes of calculation of the 10% limitation on illiquid securities as set forth below.

THE VALUE FUND

     Under normal market conditions, the Value Fund will invest at least 80% of its total assets in common stocks and securities convertible into common stocks (i.e., convertible bonds, convertible preferred stock, warrants, options and rights), traded in U.S. markets, including the New York Stock Exchange, the American Stock Exchange and NASDAQ, and issued by companies believed by the Adviser to exhibit strong financial characteristics and to be selling below their long-term intrinsic value. The Value Fund may also invest up to 20% of its total assets in preferred stocks, corporate bonds, notes, warrants, and short-term obligations (with maturities of 12 months or less) such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, Government Obligations (as described above), and demand and time deposits of domestic and foreign banks and savings and loan associations. The Value Fund may also invest in equity real estate investment trusts ("REITs") and may hold securities of other investment companies, including Shares of the Money Market Fund as described more fully below under "Risk Factors and Investment Techniques -- Other Investment Policies." During temporary defensive periods as determined by the Adviser, the Value Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Value Fund is so invested in debt obligations, the Fund may not achieve its investment objective.

     Subject to the foregoing limitations, the Value Fund will invest only in corporate debt securities which are rated at the time of purchase within the three highest rating groups assigned by one or more appropriate NRSROs or, if unrated, which the Adviser deems to be of comparable quality. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information.

     Equity securities such as those in which the Value Fund may invest are more volatile and carry more risk than some other forms of investment, including investments in high grade fixed income funds. Depending upon the performance of the Value Fund's investments, the net asset value per share of the Value Fund may decrease instead of increase.

     Subject to the foregoing limitations, the Equity Fund may invest in foreign securities through the purchase of sponsored and unsponsored American Depositary Receipts ("ADRs"). Unsponsored ADRs may be less liquid than sponsored ADRs and there may be less information available regarding the underlying foreign issuer for unsponsored ADRs. The Value Fund may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. Investment in foreign securities is subject to special risks, as more fully discussed below under "Risk Factors and Investment Techniques--Foreign Investments."

THE FIXED INCOME FUND

     Under normal market conditions, the Fixed Income Fund will invest at least 80% of its total assets in debt securities of all types, although up to 20% of its total assets may be invested in preferred stocks and other investments. Debt securities include bonds, debentures, notes, mortgage-related securities, state, municipal or industrial revenue bonds, Government Obligations, taxable State Securities (as defined below under "The Government Fund") and fixed-income securities convertible into, or exchangeable for, common stocks. In addition, a portion of the Fixed Income Fund may from time to time be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in securities which are restricted as to their disposition, including those eligible for resale under Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Some of the securities in which the Fixed Income Fund invests may have warrants or options attached.

     Under normal market conditions, the Fixed Income Fund expects to invest primarily in Government Obligations and in debt obligations of United States corporations. The Fixed Income Fund also intends that, under normal market conditions, its portfolio will maintain a dollar-weighted average maturity of approximately seven years. However, the Fixed Income Fund may extend or shorten the dollar-weighted average maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors.

     The Fixed Income Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, and other Government Obligations as more fully described above under "The Money Market Fund." The Fixed Income Fund will invest in the obligations of such U.S. Government agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

     The Fixed Income Fund also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

     The Fixed Income Fund will invest only in corporate debt securities which are rated at the time of purchase within the three highest rating groups assigned by one or more appropriate NRSROs or, if unrated, which the Adviser deems to be of comparable quality. For a description of the rating symbols of the NRSROs see the Appendix to the Statement of Additional Information.

     The Fixed Income Fund may hold some short-term obligations (with maturities of 12 months or less) such as domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The Fixed Income Fund may also invest in securities of other investment companies, including other investment companies advised by the Adviser, as described more fully below.

     The Fixed Income Fund may also invest in U.S. dollar denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian Bonds and bonds issued by institutions organized for a specific purpose, such as the World Bank and the European Economic Community, by two or more sovereign governments
("Supranational Agency Bonds").

     The Fixed Income Fund may invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by nongovernmental entities which are rated, at the time of purchase, within the three highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality. Such mortgage-related securities have mortgage obligations backing such securities, including among others, conventional thirty year fixed rate mortgage obligations, graduated payment mortgage obligations, fifteen year mortgage obligations and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. In addition, prepayment rates will be used to determine a security's estimated average life and a Fund's average portfolio duration and its dollar-weighted average portfolio maturity. Accelerated prepayments have an adverse impact on yields for pass-through securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligations are repaid. The opposite is true for pass-through securities purchased at a discount. The Fixed Income Fund may purchase mortgage-related securities at a premium or a discount. Reinvestment of principal payments may occur at higher or lower rates than the original yield on such securities. Due to the prepayment feature and the need to reinvest payments and prepayments of principal at current rates, mortgage-related securities can be less effective than typical bonds of similar maturities at maintaining yields during periods of declining interest rates.

     Certain debt securities such as, but not limited to, mortgage-backed securities, collateralized mortgage obligations (CMOs), asset backed securities and securitized loan receivables, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of compliance with stated maturity policies and calculation of the Fixed Income Fund's dollar-weighted average maturity, the effective maturity of such securities will be used. The Fixed Income Fund may invest up to 10% of its net assets in CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively referred to as "Mortgage Assets"). Payments of principal or interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs. CMOs may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans.

     An increase in interest rates will generally reduce the value of the investments in the Fixed Income Fund, and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, the Adviser may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Adviser will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.

THE TENNESSEE FUND

     Under normal market conditions, at least 80% of the net assets of the Tennessee Fund will be invested in a portfolio of obligations consisting of bonds, notes, commercial paper and certificates of indebtedness, issued by or on behalf of the State of Tennessee, or any county, political subdivision or municipality thereof (including any agency, board, authority or commission of any of the foregoing), the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Tennessee income tax (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) ("Tennessee Exempt Securities") and in debt obligations issued by the Government of Puerto Rico and such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Tennessee state income taxes (but may be treated as a preference item for certain Shareholders for purposes of the federal alternative minimum tax) (together, with Tennessee Exempt Securities, called "Exempt Securities"). In addition, under normal market conditions, at least 65% of the Tennessee Fund's net assets will be invested in Tennessee Exempt Securities. As a matter of fundamental policy, under normal market conditions, at least 80% of the net assets of the Tennessee Fund will be invested in securities, the interest on which is exempt from federal income tax, although such income may be subject to the federal alternative minimum tax when received by certain Shareholders.

     The two principal classifications of Exempt Securities which may be held by the Tennessee Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Tennessee Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     The Tennessee Fund may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     The Tennessee Fund invests in Exempt Securities which are rated at the time of purchase within the three highest rating groups assigned by one or more appropriate NRSROs for bonds, notes, tax-exempt commercial paper, or variable rate demand obligations, as the case may be. The Tennessee Fund may also purchase Exempt Securities which are unrated at the time of purchase but are determined to be of comparable quality by the Adviser. The applicable Exempt Securities ratings are described in the Appendix to the Statement of Additional Information.

     The Tennessee Fund may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Adviser, suitable Exempt Securities are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. Uninvested cash reserves will not earn income.

     Under normal market conditions, at least 80% of the net assets of the Tennessee Fund will be invested in Exempt Securities. However, investments of the Tennessee Fund may be made in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. Government or other taxable securities is deemed appropriate for temporary defensive purposes as determined by the Adviser to be warranted due to market conditions. Such taxable obligations consist of Government Obligations, certificates of deposit and bankers' acceptances of selected banks, securities which are restricted as to disposition, including Rule 144A Securities, and commercial paper meeting the Tennessee Fund's quality standards (as described above) for tax-exempt commercial paper, and such taxable obligations which may be subject to repurchase agreements. These obligations are described further in the Statement of Additional Information. The Tennessee Fund may also invest up to 10% of its total assets in money market mutual funds for purposes of short-term cash management, including shares of the Money Market Fund, as discussed more fully below under "Risk Factors and Investment Techniques -- Other Investment Policies." Under such circumstances and during the period of such investment, the Tennessee Fund may not achieve its stated investment objectives.

     Interest income from certain types of Exempt Securities may be subject to federal alternative minimum tax. The Tennessee Fund will include securities issued by or on behalf of the State of Tennessee, or any county, political subdivision or municipality thereof, which are subject to federal alternative minimum tax in the calculation of compliance with the 80% test described above as a fundamental policy of the Tennessee Fund. Therefore, to the extent the Tennessee Fund invests in these securities, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Tennessee Fund's distributions derived from these bonds. For further information relating to the types of municipal securities the interest on which will be included in income subject to alternative minimum tax, see "ADDITIONAL INFORMATION -- Additional Tax Information" in the Statement of Additional Information.

     Opinions relating to the validity of Exempt Securities and to the exemption of interest thereon from federal and Tennessee state income taxes are normally rendered by bond counsel to the respective issuers at the time of issuance. Neither the Tennessee Fund nor the Adviser will review the proceedings relating to the issuance of Exempt Securities or the basis for such opinions.

     Exempt Securities purchased by the Tennessee Fund may include rated and unrated variable and floating rate notes the interest on which is tax-exempt. Such notes are more fully described above under "The Money Market Fund." Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities, exceeds 15% of the Fund's net assets only if such notes are subject to a demand feature that will permit the Tennessee Fund to receive payment of the principal within seven days after demand by the Tennessee Fund.

     An increase in interest rates will generally reduce the value of the investments in the Tennessee Fund, and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, the Adviser may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Adviser will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.

     The Tennessee Fund may use one or more of the investment techniques described below. Use of such techniques may cause such Fund to earn income which would be taxable to its Shareholders.

THE GOVERNMENT SECURITIES FUND

     Under normal market conditions, the Government Securities Fund will invest no less than 65% of its net assets in Government Obligations. The Government Securities Fund may also invest, under normal market conditions, in the obligations of States of the United States or their counties, political subdivisions, municipalities, instrumentalities, agencies or authorities (collectively "agencies") ("State Securities") and in the other fixed income instruments described below, in securities of other investment companies and in repurchase agreements. It may also engage in the options transactions and in other investment techniques described below. Under current market conditions, the Government Securities Fund expects to maintain an average portfolio duration of approximately one to four years and a dollar-weighted average portfolio maturity of approximately two to six years.

     Duration is a measure of the average life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity" as a measure of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure. Duration is computed by determining the expected period of time until each scheduled payment or unscheduled prepayment of principal or interest and averaging such time periods on a weighted basis in accordance with the present value of such expected payments. A reduction in the coupon interest rate would generally increase duration; an increase in the coupon interest rate would generally reduce duration.

     The Government Securities Fund may, for daily cash management purposes, invest in high quality money market securities, in securities of other investment companies, and in repurchase agreements. Such money market securities consist of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, and demand and time deposits of domestic and foreign banks and savings and loan associations. The Government Securities Fund may also invest in securities of other investment companies, including Shares of the Money Market Fund as described more fully below. The Government Securities Fund may invest, without limit, in any combination of Government Obligations, State Securities, money market securities and repurchase agreements during temporary defensive periods as determined by the Adviser.

     The types of Government Obligations invested in by the Government Securities Fund are those Government Obligations, including mortgage related securities issued by governmental issuers, in which the Fixed Income Fund may invest as described above under "The Fixed Income Fund."

     In addition, the Government Securities Fund may also purchase (1) U.S. Treasury securities that have been stripped of their unmatured interest coupons (which typically provide for interest payments semi-annually), (2) interest coupons that have been stripped from such U.S. Treasury securities and (3) receipts and certificates for such stripped debt obligations and stripped coupons ("Stripped Treasury Securities"). Stripped Treasury Securities are sold at a deep discount because the buyer of those securities receives only the right to receive a future fixed payment (representing principal or interest) on the security and does not receive any rights to periodic interest payments on the security.

     Stripped Treasury Securities will include (1) coupons that have been stripped from U.S. Treasury bonds, which may be held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS") or through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES"), or (2) U.S. Treasury securities that are stripped by investment banks and sold under proprietary names. Securities stripped by investment banks may not be as liquid as STRIPS and CUBES and are not viewed by the staff of the Commission as U.S. Government securities for purposes of the Investment Company Act of 1940, as amended (the "1940 Act").

     Also included among the Government Obligations that the Government Securities Fund may purchase are CMOs and real estate mortgage investment conduits ("REMICs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association, and their income streams. Certain CMOs and REMICs are issued by private issuers. Although they will not be treated as Government Obligations for purposes of the 65% policy stated above, they may be eligible for purchase by the Government Securities Fund if (1) the issuer has obtained an exemptive order from the Commission regarding purchases by investment companies of equity interests of other investment companies or (2) such purchase is within the limitations imposed by Section 12 of the 1940 Act.

     The Government Securities Fund invests in State Securities which are rated at the time of purchase within the three highest rating groups assigned by one or more appropriate NRSROs for bonds, notes, commercial paper, or variable rate demand obligations, as the case may be. The Government Securities Fund may also purchase State Securities which are unrated at the time of purchase but are determined to be of comparable quality by the Adviser. The applicable State Securities ratings are described in the Appendix to the Statement of Additional Information. The State Securities in which the Government Securities Fund will invest may be "general obligation," "revenue" or "moral obligations" securities as described above under "The Tennessee Fund" and are expected to be subject to federal income tax.

     Certain debt securities such as, but not limited to, mortgage related securities and CMOs described above, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of calculating the Government Securities Fund's dollar-weighted average portfolio maturity, the effective maturity of such securities will be used.

THE GROWTH FUND

     Under normal market conditions, the Growth Fund will invest substantially all, but in no event less than 65% of its total assets in common stocks and securities convertible into common stocks (i.e., convertible bonds, convertible preferred stock, warrants, options and rights), traded in U.S. markets, including the New York Stock Exchange, the American Stock Exchange and NASDAQ, and issued by companies believed by the Adviser to exhibit an attractive outlook for growth in earnings. The Growth Fund may also invest up to 35% of its total assets in preferred stocks, corporate bonds, notes, warrants, and short-term obligations (with maturities of 12 months or less) such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, Government Obligations, and demand and time deposits of domestic and foreign banks and savings and loan associations. The Growth Fund may also invest in equity REITs and securities of other investment companies, including Shares of the Money Market Fund, as described more fully below. It may also engage in the options transactions and in other investment techniques described below. During temporary defensive periods as determined by the Adviser, the Growth Fund may hold up to 100% of its total assets in such short-term obligations. However, to the extent that the Growth Fund is so invested in debt obligations, such Fund may not achieve its investment objective.

     Subject to the foregoing limitations, the Growth Fund will invest only in corporate debt securities which are rated at the time of purchase within the three highest rating groups assigned by one or more NRSROs or, if unrated, which the Adviser deems to be of comparable quality. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information.

     Equity securities such as those in which the Growth Fund may invest are more volatile and carry more risk than some other forms of investment, including investments in high grade fixed income funds. Depending upon the performance of the Growth Fund's investments, the net asset value per share of the Growth Fund may decrease instead of increase.

     Subject to the foregoing limitations, the Growth Fund may invest in foreign securities through the purchase of sponsored and unsponsored American Depositary Receipts ("ADRs"). Unsponsored ADRs may be less liquid than sponsored ADRs and there may be less information available regarding the underlying foreign issuer for unsponsored ADRs. The Growth Fund may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP and in Europaper.

RISK FACTORS AND INVESTMENT TECHNIQUES

     Like any investment program, an investment in any of the Funds entails certain risks. Equity securities such as those in which the Value Fund and the Growth Fund may invest are more volatile and carry more risk than some other forms of investment including investments in high grade fixed income securities. Therefore, the Value and Growth Funds are each subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods of time.

     Since the Fixed Income Fund, the Government Securities Fund and the Tennessee Fund each invest in bonds, investors in those Funds are exposed to bond market risk, i.e., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in the level of interest rates. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise although certain types of bonds are subject to the risks of prepayment as described above when interest rates fall. While bonds normally fluctuate less in price than stocks, there have been in the recent past extended periods of cyclical increases in interest rates that have caused significant declines in bond prices and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate term securities (which tend to be less volatile in price) into longer term securities (which tend to be more volatile in price).


     Depending upon the performance of each Fund's investments, the net asset value per share of a Fund may decrease instead of increase, except with respect to the Money Market Fund, the net asset value of which the Adviser will attempt to maintain at $1.00.

     Each Fund may invest in one or more of the following securities: certain variable or floating rate securities, mortgage-backed securities, and as described below, some of the Funds may invest in put and call options. Such instruments may be considered to be "derivatives." A derivative is generally defined as an instrument whose value is based upon, or derived from, some underlying index, reference rate (e.g., interest rates), security, commodity or other asset. No Fund will invest more than 15% of its total assets in any such derivatives, except that with respect to the Money Market Fund, the Fixed Income Fund, the Government Securities Fund, and the Tennessee Fund, there is no limitation on the amount of its total assets which may be invested in variable or floating rate obligations.

     Risks of Non-Diversification. Because the Tennessee Fund invests primarily in securities of the State of Tennessee and its political subdivisions, municipalities and public authorities, the Tennessee Fund's performance is closely tied to the general economic conditions within the State as a whole and to the economic conditions within particular industries and geographic areas represented or located within the State.

     Historically, the economy of Tennessee has been dominated by manufacturing and agriculture and is sensitive to the effects of recessions. However, since 1969, the retail and wholesale trade and the services industries combined have accounted for more than 65% of the new jobs created in Tennessee, while manufacturing accounted for only 21.5% of total employment by 1995, down from over 34% during the 1960's.

     While both the Tennessee economy and the national economy did experience a downturn during the most recent recession, the downward trend began to reverse itself in the first quarter of 1991. Tennessee's economy in a number of sectors has continued to improve ever since. Even during the most recent recession, Tennessee's economy, in terms of growth in nonagricultural jobs, outperformed the national economy, in the same respect, as it has done during each of the last five decades. The August 1996 unemployment rate for Tennessee was 4.4% compared to 5.1% for the nation as a whole. Tennessee is the 17th most populous state in the nation, with an estimated state-wide population of 5,256,051 as of July 1995, but it has a relatively small state government in terms of receipts and expenditures. During 1993 Tennessee ranked 47th in the nation in terms of both state taxes per capita and government expenditures per capita.

     The four largest cities in Tennessee by population are Memphis, Nashville, Knoxville, and Chattanooga, in order from largest to smallest. Moody's Investor Services, Inc. has rated long-term bonds for all four cities, with Memphis and Nashville receiving AA ratings and Knoxville and Chattanooga receiving A1 ratings. Standard and Poor's Corporation has rated Memphis, Knoxville, and Chattanooga at AA, AA-, and AA-, respectively.

     The Tennessee Fund's classification as "non-diversified" investment companies means that the proportion of that Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, the Tennessee Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, which requires such Fund generally to invest as of the end of each fiscal quarter, with respect to 50% of its total assets, not more than 5% of such assets in the obligations of a single issuer; as to the remaining 50% of its total assets, such Fund is not so restricted. In no event, however, may the Tennessee Fund invest more than 25% of its total assets in the obligations of any one issuer as of the end of each fiscal quarter. Since a relatively high percentage of such Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Tennessee Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

     Repurchase Agreements. Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities, in exchange for cash from banks and/or registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees. The seller agrees to repurchase such securities at a mutually agreed date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements must be of the same type and quality as those in which such Fund may invest directly. For further information about repurchase agreements and the related risks, see "INVEST-

MENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments -- Repurchase Agreements" in the Statement of Additional Information.

     Reverse Repurchase Agreements. Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid high-grade debt securities consistent with such Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act. For further information about reverse repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments -- Reverse Repurchase Agreements" in the Statement of Additional Information.

     Except as otherwise disclosed to the Shareholders of the Funds, the Group will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, BISYS, or their affiliates, and will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

     Real Estate Investment Trusts, The Value Fund and the Growth Fund may each invest in equity REITs. REITs pool investors' funds for investment primarily in commercial real estate properties. Investment in REITs may subject a Fund to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trust. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code and to maintain its exemption from the 1940 Act. As a shareholder in a REIT, a Fund would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses a Fund bears directly in connection with its own operations.


     Restricted Securities. Securities in which the Fixed Income and Tennessee Funds may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), such as securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who assist in the placement of such Section 4(2) securities, thus providing liquidity. Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Group, the Adviser has determined such securities to be liquid because such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.


     Options. The Value Fund, the Fixed Income Fund, the Tennessee Fund, the Government Securities Fund and the Growth Fund may also each purchase put and call options for hedging purposes. The Funds anticipate that such options will be exchange traded options. However, in the future such options may also include OTC-issued options, meaning that such options are purchased from or sold directly to the other party, are not standardized and are not guaranteed by a clearing agency, which is in contrast to exchange traded options. A put option gives the purchaser of the option the right to sell, and obligates the writer (seller) of the option to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. A call option gives the purchaser of the option the right to buy, and obligates the seller of the option to sell, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options.

     For hedging purposes, each of such Funds may also engage in writing call options from time to time as the Adviser deems appropriate. A Fund will write only covered call options (options on securities owned by that Fund). When a Fund writes a covered call option and such option is exercised, that Fund will forego the appreciation, if any, on the underlying security in excess of the exercise price. In order to close out a call option it has written, a Fund will enter into a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as the call option which that Fund previously wrote on any particular securities. When a portfolio security subject to a call option is sold, the Fund which wrote the call will effect a closing purchase transaction to close out any existing call option on that security. There is no assurance of liquidity in the secondary market for purposes of closing out options positions. If that Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or such Fund delivers the underlying security upon exercise. A Fund may lose the expected benefit of options transactions if interest rates or securities prices move in an unanticipated manner. In addition, the value of a Fund's options positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting such Fund's ability to hedge effectively against market or interest rate risk. Under normal conditions, it is not expected that any such Fund would permit the underlying value of its portfolio securities subject to such options to exceed 25% of its net assets.

     In addition, the Tennessee Fund may acquire "puts" with respect to Exempt Securities held in its portfolio. Under a put, the Tennessee Fund would have the right to sell a specified Exempt Security within a specified period of time at a specified price. A put would be sold, transferred, or assigned only with the underlying security. The Tennessee Fund will acquire puts solely to either facilitate portfolio liquidity, shorten the maturity of the underlying securities, or permit the investment of its funds at a more favorable rate of return. The Tennessee Fund expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Tennessee Fund may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

     Guaranteed Investment Contracts. The Money Market Fund and the Fixed Income Fund may each invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A Fund will only purchase a GIC when the Adviser has determined that the GIC presents minimal credit risks to such Fund and is of comparable quality to instruments that are rated high quality by an appropriate NRSRO. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments in such Fund which are not readily marketable, will not exceed such Fund's limitation on investments in illiquid securities as set forth below. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the earlier of the period of time remaining until the next readjustment of the guaranteed interest rate or the period remaining until the principal amount can be recovered through demand.

     Foreign Investments. Investments in foreign securities (including EDCs, ETDs, CTDs, Yankee CDs, CCP and Europaper) may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other investment income, possible seizure, nationalization, or expropriation of foreign deposits or investments, the possible establishment of exchange controls or taxation at the source, less stringent disclosure requirements, less liquid or developed securities markets or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal, interest or dividends on such securities or the purchase or sale thereof. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. A Fund will acquire securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers only when the Adviser believes that the risks associated with such instruments are minimal.

     Other Investment Policies. In order to generate additional income, the Value Fund, the Fixed Income Fund, the Tennessee Fund, the Government Securities Fund and the Growth Fund may each, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by such Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower would default in its obligations, the Fund bears the risk of delay in recovery of the portfolio securities and the loss of rights in the collateral. A Fund will enter into loan agreements only with broker-dealers, banks, or other institutions that the Adviser has determined are creditworthy under guidelines established by the Group's Board of Trustees.

     The Value Fund, the Fixed Income, the Tennessee Fund, the Government Securities Fund and the Growth Fund may each purchase securities on a when-issued or delayed-delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with and in furtherance of its investment objective(s) and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning interest on them until they are received on the settlement date. When a Fund agrees to purchase such securities, however, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous.

     Each of the Value Fund, the Fixed Income Fund, the Government Securities Fund, the Tennessee Fund and the Growth Fund may also invest in the securities of other investment companies, including Shares of the Money Market Fund, in accordance with the limitations of the 1940 Act and any exemptions therefrom. Each such Fund intends to invest in the securities of other investment companies which, in the opinion of the Adviser, will assist such Fund in achieving its investment objectives and/or in money market mutual funds for purposes of short-term cash management. A Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in mutual funds. In order to avoid the imposition of additional fees as a result of investing in shares of the Money Market Fund, the Adviser, the Administrator and their affiliates will reduce their fees charged to a Fund by an amount equal to the fees charged by such service providers based on a percentage of that Fund's assets attributable to such Fund's investment in the Money Market Fund. Additional restrictions on the Funds' investments in the securities of other mutual funds are contained in the Statement of Additional Information.

PORTFOLIO TURNOVER

     The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The

Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less. For the Money Market Fund, portfolio turnover rate is expected to be zero percent for regulatory purposes. The portfolio turnover rate for each of the other Funds may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's Shareholders. Portfolio turnover will not be a limiting factor in making investment decisions. Portfolio turnover information is set forth above under "FINANCIAL HIGHLIGHTS."

                            INVESTMENT RESTRICTIONS

     Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION -- Miscellaneous" herein).

     The Money Market Fund will not:

          1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, except that 25% or less of the value of the Fund's total assets may be invested without regard to such 5% limitation. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          2. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, domestic bank certificates of deposit or bankers' acceptances, and repurchase agreements secured by bank instruments or obligations of the U.S. Government, its agencies or instrumentalities;
     (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

     Each of the Value and Fixed Income Funds will not:

          1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in such issuer, or such Fund would hold more than 10% of any class of securities of the issuer, except that up to 25% of the value of a Fund's total assets may be invested without regard to such limitations, or such Fund would hold more than 10% of the outstanding voting securities of such issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          2. Purchase any securities which would cause more than 25% of the value of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government, its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

     In addition, each of the Money Market, Value and Fixed Income Funds will not:

          1. Borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of such Fund's total assets at the time of its borrowing. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

          2. Make loans, except that each Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

          3. Invest more than 5% of total assets in securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation.

     The Tennessee Fund will not:

          1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the value of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the value of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such nongovernmental user.

          2. Purchase any securities which would cause more than 25% of the value of the Fund's total assets (taken at current value) to be invested in industrial development revenue bonds which are based, directly or indirectly, on the credit of private issuers in any one industry.

          3. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

          4. Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objectives and policies, and may enter into repurchase agreements.

     Each of the Government Securities Fund and the Growth Fund will not:

          1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in such issuer, or such Fund would hold more than 10% of any class of securities of the issuer, except that up to 25% of the value of a Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          2. Purchase any securities which would cause more than 25% of the value of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government, its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

          3. Borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements or dollar roll agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing, and except as permitted pursuant to appropriate exemptions from the 1940 Act. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements and dollar roll agreements) exceed 5% of its total assets.

          4. Make loans, except that each Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions, and enter into repurchase agreements.

     The following additional investment restrictions, as to a particular Fund, may be changed without the vote of a majority of the outstanding Shares of such Fund. The Money Market Fund may not:

          1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

     Each of the Value, Fixed Income, Tennessee, Government Securities and Growth Funds will not:

          1. Purchase or otherwise acquire any security, if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     For purposes of this investment restriction, illiquid securities include securities which are not readily marketable and repurchase agreements with maturities in excess of seven days.

     In addition to the above investment restrictions, each Fund is subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES -- Investment Restrictions" in the Funds' Statement of Additional Information.

     Irrespective of fundamental investment restriction number 1 above for the Money Market Fund, and pursuant to Rule 2a-7 under the 1940 Act, the Money Market Fund will, with respect to 100% of its total assets, limit its investment in the securities of any one issuer in the manner provided by such Rule, which limitations are referred to above under the caption "INVESTMENT OBJECTIVES AND POLICIES -- The Money Market Fund."

                              VALUATION OF SHARES

     The net asset value of the Money Market Fund is determined and its Shares are priced as of 12:00 noon (Eastern time) and the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) on each Business Day of the Money Market Fund. The net asset value of each of the other Funds is determined and their Shares are priced as of the close of regular trading on the Exchange on each Business Day. The time or times at which the Shares of a Fund are priced are hereinafter referred to as the "Valuation Time" or "Valuation Times," as the case may be. A "Business Day" of a Fund is a day on which the Exchange is open for trading and any other day (other than a day on which no Shares of that Fund are tendered for redemption and no order to purchase any Shares of that Fund is received) during which there is sufficient trading in portfolio instruments such that such Fund's net asset value per share might be materially affected. The Exchange will not be open in observance of the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share for purposes of pricing purchases and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to that Fund, by the number of that Fund's outstanding Shares.

     The net asset value per share for each of the Funds, other than the Money Market Fund, will fluctuate as the value of the investment portfolio of a Fund changes.

     The assets in the Money Market Fund are valued based upon the amortized cost method which the Trustees of the Group believe fairly reflects the market-based net asset value per share. Pursuant to the rules and regulations of the Commission regarding the use of the amortized cost method, the Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. Although the Group seeks to maintain the Money Market Fund's net asset value per share at $1.00, there can be no assurance that net asset value will not vary.

     The portfolio securities in each of the other Funds for which market quotations are readily available are valued based upon their current available prices in the principal market in which such securities normally are traded. Unlisted securities for which market quotations are readily available are valued at such market values. Other securities, including restricted securities and other securities for which market quotations are not readily available, and other assets are valued at fair value by the Adviser under procedures established by, and under the supervision of the Group's Board of Trustees. Securities may be valued by an independent pricing service approved by the Group's Board of Trustees. Investments in debt securities with remaining maturities of 60 days or less may be valued based upon the amortized cost method. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

     Shares in each Fund are sold on a continuous basis by the Group's distributor, BISYS (the "Distributor"). The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, telephone the Group at (800) 874-8376.

PURCHASES OF SHARES

     Shares may be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by the Adviser or its correspondent or affiliated banks (collectively, the "Banks"). These procedures may include instructions under which a Customer's account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by the Bank and the Customer are invested by the Distributor in Shares of a particular Fund, depending upon the type of the Customer's account and/or the instructions of the Customer.

     Shares of the Funds sold to the Banks acting in a fiduciary, advisory, custodial, agency, or other similar capacity on behalf of Customers will normally be held of record by the Banks. With respect to Shares of the Funds so sold, it is the responsibility of the particular Bank to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of Shares will be recorded by the Banks and reflected in the account statements provided by the Banks to Customers. A Bank will exercise voting authority for those Shares for which it is granted authority by the Customer.

     Investors may also purchase Shares of a Fund by completing and signing an Account Registration Form and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the appropriate Fund, to the Riverside Capital Funds, Department L-1406, Columbus, Ohio 43260-1406. Subsequent purchases of Shares of that Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the Group, to the above address.

     If an Account Registration Form has been previously received by the Group, investors may also purchase Shares by wiring funds to the Fund's custodian. Prior to wiring any such funds and in order to ensure that wire orders are invested promptly, investors must call the Group at (800) 874-8376 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.

     Shares of each Fund are purchased at the net asset value per share (see "VALUATION OF SHARES") next determined after receipt by the Distributor, its agents or broker-dealers with whom it has an agreement of an order in good form to purchase Shares plus any applicable sales charge as described below. Purchases of Shares of a Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of that Fund.

     An order to purchase Shares of the Money Market Fund will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the Money Market Fund's custodian for investment. Federal funds are monies credited to a bank's account with a Federal Reserve Bank. Payment for an order to purchase Shares of the Money Market Fund which is transmitted by federal funds wire will be available the same day for investment by the Money Market Fund's custodian, if received prior to the last Valuation Time (see "VALUATION OF SHARES"). Payments transmitted by other means (such as by check drawn on a member of the Federal Reserve System) will normally be converted into federal fund within two banking days after receipt. The Group strongly recommends that investors of substantial amounts use federal funds to purchase Shares. Shares of the Money Market Fund purchased before 12:00 noon, Eastern Time, begin earning dividends on the same Business Day. Shares of the Money Market Fund purchased after 12:00 noon, Eastern Time, begin earning dividends on the next Business Day. All Shares of the Money Market Fund continue to earn dividends through the day before their redemption.

     In the case of orders for the purchase of Shares of the other Funds placed through a broker-dealer, the applicable public offering price will be the net asset value as so determined (plus any applicable sales charge), but only if the broker-dealer receives the order and transmits it to the Distributor prior to the Valuation Time for that day. The broker-dealer is responsible for transmitting such orders by the Valuation Time. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next day.

MINIMUM INVESTMENT

     Except as otherwise discussed below under "Auto Invest Plan," the minimum investment is $1,000 for the initial purchase of Shares of a Fund by an investor and $50 for subsequent purchases of Shares of that Fund. The subsequent purchase minimum may be waived if purchases are made in connection with an Individual Retirement Account ("IRA") and both the initial and subsequent minimum investments may be waived if purchases are made in connection with a payroll deduction plan.

     Depending upon the terms of a particular Customer's account, the Banks or their affiliates may charge a Customer account fees for automatic investment and other cash management services provided in connection with investment in a Fund. Information concerning these services and any charges will be provided by the Banks. This Prospectus should be read in conjunction with any such information received from the Banks or their affiliates.

     Each Fund reserves the right to reject any order for the purchase of its Shares in whole or in part, including purchases made with foreign checks and third party checks not originally made payable to the order of the investor.

     Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of Shares owned by the Shareholder and the number of Shares being held in safekeeping by the Transfer Agent for the account of the Shareholder. Reports of purchases and redemptions of Shares by Banks on behalf of their Customers will be sent by the Banks to their Customers. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.

RIVERSIDE CAPITAL INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

     A Riverside Capital IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. Riverside Capital IRA contributions may be tax-deductible and earnings are tax deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

     All Riverside Capital IRA distribution requests must be made in writing to the Distributor. Any deposits to a Riverside Capital IRA must distinguish the type and year of the contributions.

     For more information on the Riverside Capital IRAs call the Group at (800) 874-8376. Investment in shares of a tax-exempt fund, including the Tennessee Fund, would not be appropriate for a Riverside Capital IRA. Shareholders are advised to consult a tax adviser on Riverside Capital IRA contribution and withdrawal requirements and restrictions and whether an investment in the Tennessee Fund would be appropriate.

AUTO INVEST PLAN

     The Riverside Capital Funds Auto Invest Plan enables Shareholders to make regular monthly or quarterly purchases of Shares of a Fund through automatic deduction from their bank accounts, provided that the Shareholder's bank is a member of the Federal Reserve and the Automated Clearing House (ACH) system. With Shareholder authorization the Transfer Agent will deduct the amount specified (subject to the applicable minimums) from the Shareholder's bank account which will automatically be invested in Shares of the designated Fund at the public offering price on the date of such deduction. The required minimum initial investment when opening an account using the Auto Invest Plan is $100; the minimum amount for subsequent investments is $50. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the Account Registration Form or a supplemental sign-up form which can be acquired by calling the Group at (800) 874-8376. For a Shareholder to change the Auto Invest instructions, the request must be made in writing to the Group at: 3435 Stelzer Road, Columbus, Ohio 43219.

     The Group may eliminate or change the Auto Invest Plan at any time or from time to time without notice thereof.

SALES CHARGES

     The public offering price of Shares of each of the Funds, other than the Money Market Fund, equals net asset value plus a sales charge in accordance with the tables below. BISYS receives this sales charge as Distributor and reallows a portion of it as dealer discounts and brokerage commissions. However, the Distributor, in its sole discretion may pay certain dealers all or part of the portion of the sales charge it receives. The broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the Securities Act of 1933.

     There is no sales charge imposed by the Money Market Fund in connection with the purchase of its shares.

                             VALUE AND GROWTH FUNDS

                                                                                      DEALER
                                                                                   DISCOUNTS AND
                                                                                     BROKERAGE
                                        SALES CHARGE AS      SALES CHARGE AS      COMMISSIONS AS
      AMOUNT OF TRANSACTION AT          % OF NET AMOUNT        % OF PUBLIC          % OF PUBLIC
        PUBLIC OFFERING PRICE               INVESTED          OFFERING PRICE      OFFERING PRICE
-------------------------------------   ----------------     ----------------     ---------------
Less than $100,000...................         4.71%                4.50%                4.05%
$100,000 but less than $250,000......         3.63                 3.50                 3.15
$250,000 but less than $500,000......         2.56                 2.50                 2.25
$500,000 but less than $1,000,000....         1.52                 1.50                 1.35
$1,000,000 but less than
  $2,000,000.........................         0.50                 0.50                 0.45
$2,000,000 or more...................            0                    0                    0*

                        FIXED INCOME AND TENNESSEE FUNDS

                                                                                      DEALER
                                                                                   DISCOUNTS AND
                                                                                     BROKERAGE
                                        SALES CHARGE AS      SALES CHARGE AS      COMMISSIONS AS
      AMOUNT OF TRANSACTION AT          % OF NET AMOUNT        % OF PUBLIC          % OF PUBLIC
        PUBLIC OFFERING PRICE               INVESTED          OFFERING PRICE      OFFERING PRICE
-------------------------------------   ----------------     ----------------     ---------------
Less than $100,000...................         3.09%                3.00%                2.70%
$100,000 but less than $250,000......         2.56                 2.50                 2.25
$250,000 but less than $500,000......         2.04                 2.00                 1.80
$500,000 but less than $1,000,000....         1.01                 1.00                 0.90
$1,000,000 but less than
  $2,000,000.........................         0.50                 0.50                 0.45
$2,000,000 or more...................            0                    0                    0*

                           GOVERNMENT SECURITIES FUND

                                                                                      DEALER
                                                                                   DISCOUNTS AND
                                                                                     BROKERAGE
                                        SALES CHARGE AS      SALES CHARGE AS      COMMISSIONS AS
      AMOUNT OF TRANSACTION AT          % OF NET AMOUNT        % OF PUBLIC          % OF PUBLIC
        PUBLIC OFFERING PRICE               INVESTED          OFFERING PRICE      OFFERING PRICE
-------------------------------------   ----------------     ----------------     ---------------
Less than $250,000...................         2.04%                2.00%                1.80%
$250,000 but less than $500,000......         1.52                 1.50                 1.35
$500,000 but less than $1,000,000....         1.01                 1.00                 0.90
$1,000,000 but less than
  $2,000,000.........................         0.50                 0.50                 0.45
$2,000,000 or more...................            0                    0                   0*

------------------------------

* Brokers or dealers will be paid a fee of 0.25% on purchases of $2 million or more if the assets on which the 0.25% is paid remain in the Funds, other than the Money Market Fund, for one year. Such fee, however, will not be paid on purchases that otherwise are entitled to a sales charge waiver as described below. If all of the assets on which the 0.25% fee is paid do not remain in one of the Funds, other than the Money Market Fund, for a period of one uninterrupted year, the broker or dealer will be required to refund this fee to the Distributor.

     From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Shares of any of the Funds. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one of more funds of the Group, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at vacation resorts, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the NASD. None of the aforementioned compensation is paid for by any Fund or its Shareholders.

SALES CHARGE WAIVERS

     The Distributor may waive sales charges for the purchase of Shares of a Fund by or on behalf of (1) purchasers for whom NCB, the Adviser, banks, trust companies, savings and loan associations and credit unions or one of their affiliates acts in a fiduciary, advisory, agency, custodial (other than individual retirement accounts), or similar capacity, (2) employees and retired employees (including spouses, children and parents of employees and retired employees) of NCB, the Adviser, BISYS and any affiliates thereof, (3) purchasers pursuant to the terms of a payroll deduction plan, (4) Trustees of the Group,
(5) directors of NCB, the Adviser and any affiliates thereof, (6) brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and their spouses and children under the age of 21), and (7) orders placed on behalf of other investment companies distributed by The BISYS Group, Inc. or its affiliated companies. The Distributor may change or eliminate the foregoing waivers at any time. The Distributor may also periodically waive all or a portion of the sales charge for all investors with respect to a Fund.

CONCURRENT PURCHASES

     For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of a Fund and one or more of the other funds of the Group sold with a sales charge and advised by the Adviser ("Riverside Load Funds"). For example, if a shareholder concurrently purchases Shares in the Value Fund at the total public offering price of $50,000 and Shares in the Tennessee Fund at the total public offering price of $50,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table above. This privilege, however, may be modified or eliminated at any time or from time to time by the Group without notice thereof.

LETTER OF INTENT

     An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Shares of a Fund at a designated total public offering price within a designated 13-month period. Each purchase of Shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. This program may be modified or eliminated at any time or from time to time by the Group without notice. For further information about letters of intent, interested investors should contact the Group at (800) 874-8376.

     A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Shares actually purchased if the full amount indicated is not purchased, and such escrowed Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Shares, whether paid in cash or reinvested in additional Shares, are not subject to escrow. The escrowed Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. An adjustment will be made to reflect any reduced sales charge applicable to Shares purchased during the 90-day period prior to the date the Letter of Intent was entered into at the conclusion of the 13-month period and in the form of additional Shares credited to the Shareholder's account at the then current public offering price applicable to a single purchase of the total amount of the total purchases. Additionally, if the total purchases within the 13-month period exceed the amount specified, a similar adjustment will be made to reflect further reduced sales charges applicable to such purchases.

RIGHT OF ACCUMULATION

     Pursuant to the right of accumulation, investors are permitted to purchase Shares of a Fund at the public offering price applicable to the total of (a) the total public offering price of the Shares of the Riverside Load Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the Shares of all of the Riverside Load Funds. The "purchaser's combined holdings" described in the preceding sentence shall include the combined holdings of the purchaser, the purchaser's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, Shareholders must, at the time of purchase, give the Transfer Agent sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Group without notice.

EXCHANGE PRIVILEGE

     For investors who were Shareholders of the Funds prior to November 1, 1994, Shares of a Riverside Load Fund may be exchanged without payment of any fees or sales charge for Shares of any of the other Riverside Load Funds at respective net asset values. For investors who become Shareholders of the Funds on or after November 1, 1994, Shares of a Riverside Load Fund may be exchanged for Shares of any of the other Riverside Load Funds at respective net asset values upon the payment of a sales charge equal to the difference, if any, between the sales charge payable upon purchase of Shares of such Riverside Load Fund and the sales charge previously paid on the Fund Shares to be exchanged. Provided further, that with respect to every exchange, the amount to be exchanged must meet the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. When Shares of the Money Market Fund are exchanged for Shares of a Riverside Load Fund, the applicable sales load will be assessed, unless such Shares to be exchanged were acquired through a previous exchange for Shares on which a sales charge was paid. Under such circumstances, the Shareholder must notify the Group that a sales charge was originally paid and provide the Group with sufficient information to permit confirmation of the Shareholder's right not to pay a sales charge.

     An exchange is considered a sale of Shares for federal income tax purposes. However, a Shareholder may not include any sales charge on Shares of a Fund as a part of the cost of those Shares for purposes of calculating the gain or loss realized on an exchange of those Shares within 90 days of their purchase.

     This exchange privilege is not intended to afford Shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transaction costs, the Group has established a policy of limiting the number of exchanges by a Shareholder to four during any one calendar year. The Group may at any time modify or terminate the foregoing exchange privileges. The Group, however, will give shareholders 60 days' advance written notice of any such modification.

     A Shareholder wishing to exchange his or her Shares may do so by contacting the Group at (800) 874-8376 or by providing written instructions to the Group. Any Shareholder who wishes to make an exchange should obtain and review the current prospectus of the Fund in which he or she wishes to invest before making the exchange. For a discussion of risks associated with unauthorized telephone exchanges, see "Redemption by Telephone" below.

REDEMPTION OF SHARES

     Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at a Bank. For example, if a Customer has agreed with a Bank to maintain a minimum balance in his or her account with the Bank, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Bank may redeem on behalf of the Customer, all or part of the Customer's Shares of a Fund to the extent necessary to maintain the required minimum balance.

REDEMPTION BY MAIL

     A written request for redemption must be received by the Group, at the address shown on the front page of this Prospectus, in order to honor the request. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record, and (2) the redemption check is mailed to the Shareholder(s) at the address of record or mailed or wired to a commercial bank account previously designated on the Account Registration Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, a written request therefor must be received by the Transfer Agent. In connection with such request, the Transfer

Agent will require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

REDEMPTION BY TELEPHONE

     If a Shareholder has so designated on the Account Registration Form, a Shareholder may request a redemption of his or her Shares by telephoning the Group and having the payment of redemption requests sent electronically directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. A Shareholder may also have such payment mailed directly to the Shareholder at the Shareholder's address as recorded by the Transfer Agent; however, this option may be suspended for a period of 10 days following a telephonic address change. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such wire redemption requests may be made by the Shareholder by telephone to the Transfer Agent. The Group may reduce the amount of a wire redemption payment by the then-current wire redemption charge of the Funds' custodian. There is currently no charge for having payment of redemption requests mailed or sent electronically to a designated bank account. For telephone redemptions, call the Group at (800) 874-8376.

     Neither the Funds nor their service providers will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with a Fund's telephone redemption procedures, acting upon instructions reasonably believed to be genuine. Each Fund will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, such Fund or its service providers may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, Shareholders are unable to effect telephone transactions, Shareholders may also mail the redemption request to the Group at the address shown on the front page of this Prospectus.

AUTO WITHDRAWAL PLAN

     The Auto Withdrawal Plan enables Shareholders of a Fund, with an account balance in such Fund of $5,000 or more, to make regular monthly or quarterly redemptions of Shares. With Shareholder authorization, the Transfer Agent will automatically redeem Shares at the net asset value on the dates of the withdrawal and have a check in the amount specified mailed to the Shareholder. The required minimum withdrawal is $100 quarterly. To participate in the Auto Withdrawal Plan, Shareholders should call (800) 874-8376 for more information. Purchases of additional Shares, including use of the Auto Invest Plan, concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities and sales charges. For a Shareholder to change the Auto Withdrawal instructions, the request must be made in writing to the Group.

PAYMENTS TO SHAREHOLDERS

     Redemption orders are effected at the net asset value per share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, with respect to the Money Market Fund, to the greatest extent possible, such Fund will attempt to honor requests from Shareholders for same day payments upon redemption of Shares if the request for redemption is received by the Distributor before 12:00 noon, Eastern Time, on a Business Day or, if the request for redemption is received after 12:00 noon, Eastern Time, to honor requests for payment on the next Business Day. With respect to each of the other Funds, to the greatest extent possible, such Funds will attempt to honor requests from Shareholders for next day payments upon redemption of Shares if the request for redemption is received by the Distributor before the Valuation Time, on a Business Day or, if the request for redemption is received after the Valuation Time, to honor requests for payment on the second Business Day. Each Fund will attempt to so honor redemption requests unless it would be disadvantageous to that Fund or the Shareholders of that Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

     At various times, the Group may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Group may delay the forwarding of proceeds for up to 15 days or more until payment has been collected for the purchase of such Shares. With respect to Shares of the Money Market Fund, during the period of any such delay, such Shares to be redeemed would continue to receive daily dividends as declared until execution of the redemption. The Group intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Group may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

     Due to the relatively high cost of handling small investments, each Fund reserves the right to redeem, at net asset value, the Shares of that Fund of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder (but not as a result of a decrease in the market price of such Shares, the deduction of any sales charge or the establishment of an account with less than $1,000 using the Auto Invest Plan or pursuant to a payroll deduction plan), the account of such Shareholder has a value of less than $1,000. Accordingly, an investor purchasing Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. Before a Fund exercises its right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $1,000.

     See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" and "NET ASSET VALUE" in the Statement of Additional Information for examples of when the Group may suspend the right of redemption or redeem shares involuntarily in light of the Group's responsibilities under the 1940 Act.

                              DIVIDENDS AND TAXES

DIVIDENDS

     The net income of the Money Market Fund is declared daily and such dividends are generally paid monthly. For the Money Market Fund, dividends are paid periodically in cash, generally on the first Business Day of the month, but may be paid on the last Business Day of the preceding month.

     A dividend for each of the other Funds is declared monthly at the close of business on the day of declaration consisting of an amount of accumulated undistributed net income of that Fund as determined necessary or appropriate by the appropriate officers of the Group. Such dividend is generally paid monthly. Shareholders will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of that particular Fund at the net asset value as of the date of payment, unless the Shareholder elects to receive dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

     Distributable net realized capital gains for each Fund are distributed at least annually. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares in a Fund.

     If a Shareholder elects to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, the Shareholder's cash election will be changed automatically and future dividend and capital gains distributions will be reinvested in that Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in that Fund at the per share net asset value determined as of the date of cancellation.

FEDERAL TAXES

     General. Each of the Funds is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Code for so long as such qualification is in the best interest of that Fund's Shareholders. Qualification as a regulated investment company under the Code requires, among other things, that the regulated investment company distribute to its shareholders at least 90% of its investment company taxable income. Each Fund contemplates declaring as dividends all or substantially all of that Fund's investment company taxable income (before deduction of dividends paid).

     A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. If distributions during a calendar year were less than the required amount, that Fund would be subject to a nondeductible 4% excise tax on the deficiency.

     It is expected that each Fund will distribute annually to Shareholders all or substantially all of that Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to Shareholders for federal income tax purposes, even if paid in additional Shares of the Fund and not in cash. The dividends-received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends eligible for the dividends deduction, if any, received by the Fund bear to its gross income. Since all of the Money Market Fund's and the Fixed Income Fund's net investment income is expected to be derived from earned interest and capital gains, it is anticipated that no part of any distribution from such Funds will be eligible for the dividends received deduction for corporation. The Money Market Fund also does not expect to realize any long-term capital gains and, therefore, does not foresee paying any "capital gains dividends" as described in the Code.

     Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to Shareholders as long-term capital gain in the year in which it is received, regardless of how long the Shareholder has held the Shares. Such distributions are not eligible for the dividends-received deduction.

     If the net asset value of a Share is reduced below the Shareholder's cost of that Share by the distribution of income or gain realized on the sale of securities, the distribution, from a practical stand point, is a return of invested principal, although taxable as described above.

     Prior to purchasing Shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of Shares prior to the record date will have the effect of reducing the per share net asset value of the Shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to tax.

     Additional information regarding federal taxes is contained in the Statement of Additional Information under the heading "ADDITIONAL
INFORMATION -- Additional Tax Information." However, the information contained in this Prospectus and the additional material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting the Funds and their Shareholders. Accordingly, potential investors are urged to consult their tax advisers concerning the application of federal, state and local taxes as such laws and regulations affect their own tax situation.

     Shareholders will be advised at least annually as to the federal and state income tax consequences of distributions made to them during the year.

     The Tennessee Fund. The Tennessee Fund will distribute substantially all of its net investment income and net capital gains to its Shareholders. Dividends derived from interest earned on Exempt Securities constitute "exempt-interest dividends" when designated as such by the Tennessee Fund and will be excludable from gross income for federal income tax purposes. However, exempt-interest dividends attributable to certain municipal obligations issued on or after August 8, 1986, to finance certain private activities will be treated as a tax preference item in computing the alternative minimum tax. Also, a portion of all other interest excluded from gross income for federal income tax purposes earned by a corporation may be subject to the alternative minimum tax as a result of the inclusion in alternative minimum taxable income of 75% of the excess of adjusted current earnings over alternative minimum taxable income.

     Distributions, if any, derived from capital gains will generally be taxable to Shareholders as capital gains for federal income tax purposes to the extent so designated by the Tennessee Fund. Dividends, if any, derived from sources other than interest excluded from gross income for federal income tax purposes and capital gains will be taxable to Shareholders as ordinary income for federal income tax purposes whether or not reinvested in additional Shares. Shareholders not subject to federal income tax on their income will not, of course, be required to pay federal income tax on any amounts distributed to them. The Tennessee Fund anticipates that substantially all of its dividends will be excluded from gross income for federal income tax purposes. The Tennessee Fund will notify each Shareholder annually of the tax status of all distributions.

     If a Shareholder receives an exempt-interest dividend with respect to any Share and such Share is held by the Shareholder for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security benefits that may be subject to federal income taxation, may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by a Shareholder.

     Interest on indebtedness incurred or continued by a Shareholder to purchase or carry Shares of the Tennessee Fund is not deductible for federal income taxes assuming the Tennessee Fund distributes exempt-interest dividends during the Shareholder's taxable year. It is anticipated that distributions from the Tennessee Fund will not be eligible for the dividends received deduction for corporations.

STATE TAXES -- THE TENNESSEE FUND

     Tennessee imposes a limited income tax, known as the "Hall Income Tax," on certain interest and dividend income. The Hall Income Tax statutes, amended effective for dividends received after January 1, 1992, provide that, as set forth below, no tax will be levied on dividends from a regulated investment company qualified as such under the Code, provided a part of such investment company's portfolio is invested in bonds or securities of the United States government or any agency or instrumentality thereof or in bonds of the State of Tennessee or any county, municipality or political subdivision thereof (including any agency, board, authority or commission of any of the foregoing). In the opinion of Messrs. Burch, Porter and Johnson, Tennessee tax counsel to the Tennessee Fund, so long as the Tennessee Fund qualifies as a "regulated investment company" under the Code, dividends, whether paid as distributions of cash, other property or additional Shares, by the Tennessee Fund to a resident of Tennessee, will be exempt from the Hall Income Tax, as amended, in proportion to the income received by the Tennessee Fund attributable to interest on Tennessee Exempt Securities. The balance of the dividends, including any dividends attributable to capital gains, will be subject to the Hall Income Tax.

     In addition, in a letter dated August 14, 1992, from the Commissioner of the Tennessee Department of Revenue, the Commissioner stated his position that mutual fund distributions attributable to fund investments in Puerto Rican bonds are exempt from the Hall Income Tax.

                            MANAGEMENT OF THE GROUP

TRUSTEES OF THE GROUP

     Overall responsibility for management of the Group rests with its Board of Trustees. Unless so required by the Group's Declaration of Trust or By-Laws or by Ohio law, at any given time all of the Trustees may not have been elected by the shareholders of the Group. The Group will be managed by the Trustees in accordance with the laws of Ohio governing business trusts. The Trustees, in turn, elect the officers of the Group to supervise its day-to-day operations.

     The Trustees of the Group receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services Inc., the sole general partner of BISYS, or BISYS Fund Services Ohio, Inc. receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from the Group for acting as Administrator and under the Distribution Plan discussed below, may receive fees under the Administrative Services Plan discussed below, and may retain all or a portion of any sales load imposed upon purchases of Shares. BISYS Fund Services Ohio, Inc. receives fees from each of the Funds for acting as Transfer Agent and for providing certain fund accounting services.

INVESTMENT ADVISER

     National Bank of Commerce, One Commerce Square, Memphis, Tennessee 38150, is the investment adviser of each Fund and has served as such since each Fund's inception. The Adviser is a wholly owned subsidiary of National Commerce Bancorporation ("NCB"). The Adviser and its affiliates also administer, on behalf of their clients, assets which as of September 30, 1996, totalled $3.9 billion, and of which approximately $989 million are managed in a variety of balanced, equity and fixed income portfolios. The Adviser has over 120 years of banking experience and as of June 30, 1996, had over $3.9 billion in assets.

     Subject to the general supervision of the Board of Trustees of the Group and in accordance with the investment objectives and restrictions of the Funds, the Adviser manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains each Fund's records relating to such purchases and sales.

     Alfred H. Jordan has been primarily responsible for the day-to-day management of the Fixed Income Fund's, the Tennessee Fund's and the Government Securities Fund's portfolios since the commencement of such Funds' operations. As of February 15, 1995, Alan Catmur assumed primary responsibility for the day-to-day management of the Value Fund's portfolio. Since the commencement of the Growth Fund's operations, Jay Brooks has been responsible for the day-to-day management of such Fund's portfolio.

     Mr. Jordan has been an employee of the Adviser and a fixed income portfolio manager for Commerce Capital Management, Inc., an affiliate of the Adviser ("CCMI"), since 1987, and is currently President of CCMI.

     Since 1991, Mr. Catmur has been an equity analyst and portfolio manager of the Adviser and has served as a member of its Equity Investment Committee. Prior to 1991, Mr. Catmur serviced retail and institutional accounts at Robinson Humphrey Company, Inc., an Atlanta investment banking firm.

     Mr. Brooks has been an employee of the Adviser since February, 1994, and has been President of Brooks, Montague & Associates, an investment advisory firm and an affiliate of the Adviser, since 1986.

     For the services provided and expenses assumed pursuant to its investment advisory agreements with the Group, the Adviser receives a fee from each of the Funds, computed daily and paid monthly, at the following rates: with respect to the Money Market Fund, the annual rate of thirty-five one-hundredths of one percent (.35%) of such Fund's average daily net assets; with respect to the Value Fund, the annual rate equal to the lesser of (a) a fee computed at the annual rate of one percent (1.00%) of the first $50 million of such Fund's average daily net assets and seventy-five one-hundredths of one percent (0.75%) of such Fund's remaining average daily net assets or (b) such other fee as may be agreed upon in writing by the Group and the Adviser; with respect to each of the Fixed Income Fund and the Tennessee Fund, an annual rate equal to the lesser of a fee at the annual rate of sixty-five one-hundredths of one percent (0.65%) of such Fund's average daily net assets, or such other fee as may be agreed upon in writing by the Group and the Adviser; with respect to the Government Securities Fund, the annual rate of fifty one-hundredths of one percent (0.50%) of such Fund's average daily net assets; and with respect to the Growth Fund, the annual rate of one percent (1.00%) of the first $50 million of such Fund's average daily net assets and seventy-five one-hundredths of one percent (0.75%) of such Fund's remaining average daily net assets.

     The Adviser may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The Adviser may not seek reimbursement of such voluntarily reduced fees at a later date. The reduction of such fee will cause the yield and total return of that Fund to be higher than they would otherwise be in the absence of such a reduction.

ADMINISTRATOR AND DISTRIBUTOR

     BISYS is the administrator for each Fund and also acts as each Fund's principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates). BISYS and its affiliated companies, including BISYS Fund Services Ohio, Inc., are wholly owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

     The Administrator generally assists in all aspects of a Fund's administration and operation. For expenses assumed and services provided as administrator pursuant to its management and administration agreement with the Group, the Administrator receives a fee from each Fund equal to the lesser of a fee computed daily and paid periodically, calculated at an annual rate of twenty one-hundredths of one percent (.20%) of that Fund's average daily net assets or such other fee as may be agreed upon in writing by the Group and the Administrator. The Administrator may periodically voluntarily reduce all or a portion of its administration fee with respect to a Fund to increase the net income of such Fund available for distribution as dividends. The Administrator may not seek reimbursement of such reduced fees at a later date. The voluntary reduction of such fee will cause the yield and total return of that Fund to be higher than they would otherwise be in the absence of such a fee reduction.

     While the combined fees of the Adviser and the Administrator with respect to the Value, Fixed Income, Tennessee and Growth Funds are higher than similar fees paid by most mutual funds, the Board of Trustees believes such fees to be fair and reasonable and to be comparable to the fees paid by many funds having similar investment objectives and policies.

     The Distributor acts as agent for each of the Funds in the distribution of their Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the costs of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group, but receives compensation under the Distribution and Shareholder Service Plan described below and may retain all or a portion of any sales charge imposed upon the purchase of Shares. See "HOW TO PURCHASE AND REDEEM SHARES -- Sales Charges."

EXPENSES

     The Adviser and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for a Fund.

DISTRIBUTION PLAN

     Pursuant to Rule 12b-1 under the 1940 Act, the Group has adopted a Distribution and Shareholder Service Plan (the "Plan"), under which each Fund is authorized to pay or reimburse BISYS, as Distributor, a periodic amount calculated at an annual rate not to exceed twenty-five one-hundredths of one percent (.25%) of the average daily net asset value of that Fund. Such amount may be used by BISYS to pay banks (including the Adviser), broker-dealers, and other institutions (a "Participating Organization") for distribution and/or shareholder service assistance pursuant to an agreement between BISYS and the Participating Organization. Under the Plan, a Participating Organization may include BISYS, its subsidiaries, and its affiliates.

     As authorized by the Plan, BISYS has entered into Rule 12b-1 Agreements with Commerce Investment Corporation, a wholly owned subsidiary of the Adviser ("C.I.C."), to provide certain distribution and shareholder services in connection with the distribution of the Shares of each of the Funds including, but not limited to, maintaining Shareholder relations, answering questions about the Funds and distributing prospectuses to persons other than Shareholders of the Funds. In consideration of such services BISYS has agreed to pay C.I.C. a monthly fee, computed at the annual rate of .25% of the average aggregate net asset value of Shares held during the period in accounts for which C.I.C. provided services under such Agreement. BISYS will be compensated by each Fund in an amount equal to its payments to C.I.C. under the Rule 12b-1 Agreement with respect to that Fund. Such fee may exceed the actual costs incurred by C.I.C. in providing such services.

     The Group has also entered into Rule 12b-1 Agreements with BISYS pursuant to which BISYS has agreed to provide certain distribution and shareholder support services to the Funds and their Shareholders, including, but not limited to, maintaining Shareholder relations, advertising and marketing the Shares of the Funds, answering questions about the Funds, distributing prospectuses to persons other than Shareholders of the Funds, and providing such other services as a Fund may reasonably request. In consideration of such services, the Group has agreed to pay BISYS a monthly fee, computed at the annual rate of .25% of the average aggregate net asset value of Shares held during the period in client accounts for which BISYS has provided services under this Rule 12b-1 Agreement. Such fee may exceed the actual costs incurred by BISYS in providing such services.

     In addition, BISYS may enter into, from time to time, other Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's Shares such as those described above.

ADMINISTRATIVE SERVICES PLAN

     The Group has adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include the Adviser, its correspondent and affiliated banks, and BISYS, which agree to provide certain ministerial, record keeping and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of Shares of that Fund. In consideration for such services, a Service Organization receives a fee from a Fund, computed daily and paid monthly, at an annual rate of up to .25% of the average daily net asset value of Shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services.

     The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation to perform certain ministerial, record keeping and/or administrative support services with respect to the beneficial or record owners of Shares of the Funds, such as processing dividend and distribution payments from the Fund on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Fund, providing sub-accounting with respect to Shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in Shares of the Fund pursuant to specific or pre-authorized instructions.

     As authorized by the Services Plan, the Group has entered into Servicing Agreements with the Adviser pursuant to which the Adviser has agreed to provide certain administrative support services in connection with Shares of the Funds owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to, (i) processing dividend and distribution payments from a Fund on behalf of customers; (ii) providing periodic statements to its customers showing their positions in the Shares;

(iii) arranging for bank wires; (iv) responding to routine customer inquiries relating to services performed by the Adviser; (v) providing sub-accounting with respect to the Shares beneficially owned by the Adviser's customers or the information necessary for sub-accounting; (vi) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its customers; (vii) aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption orders for customers; and (viii) providing customers with a service that invests the assets of their account in the Shares pursuant to specific or pre-authorized instructions. In consideration of such services, the Group, on behalf of each Fund, has agreed to pay the Adviser a monthly fee, computed at the annual rate of twenty-five one-hundredths of one percent (.25%) of the average aggregate net asset value of Shares of that Fund held during the period by customers for whom the Adviser has provided services under the Servicing Agreement.

BANKING LAWS

     The Adviser believes that it possesses the legal authority to perform the investment advisory services for each Fund contemplated by its investment advisory agreement with the Group and administrative support services contemplated by the servicing agreements with the Group, as described in this Prospectus, without violation of applicable banking laws and regulations, and has so represented in its investment advisory agreement and its servicing agreements with the Group. C.I.C. believes that it possesses the legal authority to perform its distribution services as set forth in the Rule 12b-1 Agreements with BISYS, as described above, without violation of applicable banking laws and regulations, and has so represented in such Rule 12b-1 Agreements. Future changes in Federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which the Adviser and C.I.C. could continue to perform such services for the Funds. See "MANAGEMENT OF THE GROUP -- Glass-Steagall Act" in the Statement of Additional Information for further discussion of applicable law and regulations.

                              GENERAL INFORMATION

DESCRIPTION OF THE GROUP AND ITS SHARES

     The Group was organized as an Ohio business trust on April 25, 1988. The Group consists of sixteen funds, each having its own class of shares. Each share represents an equal proportionate interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared at the discretion of the Trustees (see "Miscellaneous" below). The other funds of the Group are The KeyPremier Prime Money Market Fund, The KeyPremier Pennsylvania Municipal Bond Fund, The KeyPremier Established Growth Fund, The KeyPremier Intermediate Term Income Fund, 1st Source Monogram U.S. Treasury Obligations Money Market Fund, 1st Source Monogram Diversified Equity Fund, 1st Source Monogram Income Equity Fund, 1st Source Monogram Special Equity Fund, 1st Source Monogram Income Fund and 1st Source Monogram Intermediate Tax-Free Bond Fund.

     Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested, and will vote in the aggregate and not by series except as otherwise expressly required by law. For example, Shareholders of each Fund will vote in the aggregate with other shareholders of the Group with respect to the election of trustees. However, Shareholders of a Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that Fund's investment advisory agreement and the Plan.

     Overall responsibility for the management of the Funds is vested in the Board of Trustees of the Group. See "MANAGEMENT OF THE GROUP -- Trustees of the Group." Individual Trustees are elected by the shareholders of the Group and may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Group and Ohio law. See "ADDITIONAL INFORMATION -- Miscellaneous" in the Statement of Additional Information for further information.

     An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, the investment advisory agreement, the Plan or a Fund's fundamental policies and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group does not intend to have an annual or special meeting.

     The Group has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

     As of October 4, 1996, the Adviser possessed, on behalf of its underlying accounts, voting or investment power with respect to more than 25% of the outstanding Shares of each of the Funds and therefore may be presumed to control each of the Funds within the meaning of the 1940 Act.

CUSTODIAN

     National City Bank serves as the custodian for each of the Funds.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

     BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Funds' transfer agent pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Fund Services Ohio, Inc. also provides certain accounting services for each Fund pursuant to a Fund Accounting Agreement and receives a fee for such services equal to the greater of (a) a fee computed at an annual rate of 0.03% of that Fund's average daily net assets on (b) the annual fee of $30,000 ($40,000 with respect to the Tennessee Fund). See "MANAGEMENT OF THE GROUP -- Transfer Agency and Fund Accounting Services" in the Statement of Additional Information for further information.

     While BISYS Fund Services Ohio, Inc. is a distinct legal entity from BISYS (the Group's administrator and distributor), BISYS Fund Services Ohio, Inc. is considered to be an affiliated person of BISYS under the 1940 Act due to, among other things, the fact that BISYS Fund Services Ohio, Inc. is owned by the same entity that owns BISYS.

MISCELLANEOUS

     Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

     As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a fund" means the consideration received by the fund upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Group not readily identified as belonging to a particular fund that are allocated to the fund by the Group's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Group as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a Fund are conclusive.

     As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

     Inquiries regarding any of the Funds may be directed in writing to the Group at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (800) 874-8376.

                               INVESTMENT ADVISER

                           National Bank of Commerce
                              One Commerce Square
                            Memphis, Tennessee 38150

                         ADMINISTRATOR AND DISTRIBUTOR

                    BISYS Fund Services Limited Partnership
                               3435 Stelzer Road
                              Columbus, Ohio 43219

                                 LEGAL COUNSEL

                               Baker & Hostetler
                              65 East State Street
                              Columbus, Ohio 43215

                                    AUDITORS

                             KPMG Peat Marwick LLP
                              Two Nationwide Plaza
                              Columbus, Ohio 43215

                                                              Rule 497(c)
                                                              File Nos. 33-21489
                                                                        811-5545

                       Riverside Capital Money Market Fund

                       Riverside Capital Value Equity Fund

                       Riverside Capital Fixed Income Fund

             Riverside Capital Tennessee Municipal Obligations Fund

            Riverside Capital Low Duration Government Securities Fund

                          Riverside Capital Growth Fund

                         Each an Investment Portfolio of

                               THE SESSIONS GROUP



                       Statement of Additional Information


                                October 31, 1996




This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectus (the "Prospectus") of Riverside Capital Money Market Fund (the "Money Market Fund"), Riverside Capital Value Equity Fund (the "Value Fund"), Riverside Capital Fixed Income Fund (the "Fixed Income Fund"), Riverside Capital Tennessee Municipal Obligations Fund (the "Tennessee Fund"), Riverside Capital Low Duration Government Securities Fund (the "Government Securities Fund") and Riverside Capital Growth Fund (the "Growth Fund") (the Money Market Fund, the Value Fund, the Fixed Income Fund, the Tennessee Fund, the Government Securities Fund and the Growth Fund are hereinafter collectively referred to as the "Funds" and individually as a "Fund"), dated the date hereof. The Funds are six funds of The Sessions Group (the "Group"). This Statement of Additional Information is incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing the Group at 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (800) 874-8376.

                                TABLE OF CONTENTS
                                                                           Page
                                                                           ----
THE SESSIONS GROUP .................................................        B-1

INVESTMENT OBJECTIVES AND POLICIES .................................        B-1


      Additional Information on Portfolio Instruments ..............        B-1
      Investment Restrictions ......................................        B-3
      Portfolio Turnover ...........................................        B-8

NET ASSET VALUE ....................................................        B-18


      Valuation of the Money Market Fund ...........................        B-19
      Valuation of the Other Funds .................................        B-20

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION .....................        B-20

MANAGEMENT OF THE GROUP ............................................        B-20


      Trustees and Officers ........................................        B-20
      Investment Adviser ...........................................        B-23
      Portfolio Transactions .......................................        B-25
      Glass-Steagall Act ...........................................        B-27
      Administrator ................................................        B-28
      Expenses .....................................................        B-31
      Distributor ..................................................        B-31
      Administrative Services Plan .................................        B-34
      Custodian ....................................................        B-35
      Transfer Agency and Fund Accounting Services .................        B-35
      Auditors .....................................................        B-37
      Legal Counsel ................................................        B-37

ADDITIONAL INFORMATION .............................................        B-37


      Description of Shares ........................................        B-37
      Vote of a Majority of the Outstanding Shares .................        B-39
      Additional Tax Information ...................................        B-39
      Seven-Day Yield of the Money Market Fund .....................        B-45
      Yields of the Other Funds ....................................        B-46
      Tax-Free vs. Taxable Income ..................................        B-47
      Calculation of Total Return ..................................        B-48
      Distribution Rates ...........................................        B-49
      Performance Comparisons ......................................        B-49
      Miscellaneous ................................................        B-50
FINANCIAL STATEMENTS ...............................................        B-53

APPENDIX ...........................................................        A-1

                       STATEMENT OF ADDITIONAL INFORMATION


                               THE SESSIONS GROUP

      The Sessions Group (the "Group") is an open-end management investment company which currently offers sixteen separate investment portfolios, six of which are described in this Statement of Additional Information. Five of the portfolios described herein are diversified portfolios and the one other is a non-diversified portfolio. The five diversified portfolios are Riverside Capital Money Market Fund (the "Money Market Fund"), Riverside Capital Value Equity Fund (the "Value Fund"), Riverside Capital Fixed Income Fund (the "Fixed Income Fund"), Riverside Capital Low Duration Government Securities Fund (the "Government Securities Fund") and Riverside Capital Growth Fund (the "Growth Fund"), and the one non-diversified portfolio is Riverside Capital Tennessee Municipal Obligations Fund (the "Tennessee Fund") (the Money Market Fund, the Value Fund, the Fixed Income Fund, the Government Securities Fund, the Growth Fund and the Tennessee Fund are hereinafter collectively referred to as the "Funds" and individually as a "Fund").

      Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus of the Funds. Capitalized terms not defined herein are defined in such Prospectus. No investment in Shares of a Fund should be made without first reading the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

Additional Information on Portfolio Instruments

      The following policies supplement the investment objective and policies of each Fund as set forth in the Prospectus for such Fund.

      Bank Obligations. Each of Funds may invest in bank obligations such as bankers' acceptances, certificates of deposit, and demand and time deposits.

      Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

      Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

      The Money Market Fund, the Value Fund, the Fixed Income Fund, the Government Securities Fund and the Growth Fund may each also invest in Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian Time Deposits, which are basically the same as ETDs except they are issued by Canadian offices of major Canadian banks.

      Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

      The Money Market Fund will purchase commercial paper consisting of issues rated at the time of purchase by one or more appropriate nationally recognized statistical rating organizations ("NRSRO") (e.g., Standard & Poor's Corporation and Moody's Investors Service, Inc.) in one of the two highest rating categories for short-term debt obligations. The Money Market Fund may also invest in commercial paper that is not rated but that is determined by the Adviser, under guidelines established by the Group's Board of Trustees, to be of comparable quality to instruments that are rated high quality by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of the NRSROs, see the Appendix. The Money Market Fund may also invest, subject to the foregoing quality criteria, in Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation ("CCP"), and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

      The Value Fund, the Fixed Income Fund and the Tennessee Fund may invest in commercial paper which need not be rated by any NRSRO or, if rated, may be rated in any rating category. The Government

Securities Fund and the Growth Fund may invest in commercial paper which need not be rated by an NRSRO or, if rated, is rated in any of the highest three rating categories assigned by NRSROs. In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories. The Value Fund, the Fixed Income Fund, the Tennessee Fund and the Growth Fund may also invest in CCP and in Europaper, subject to their respective quality criteria for commercial paper as described above.

      Variable Amount Master Demand Notes. Variable amount master demand notes, in which the Money Market Fund, the Value Fund, the Fixed Income Fund, the Government Securities Fund and the Growth Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not typically rated by credit rating agencies, variable amount master demand notes (the issuers of which are normally manufacturing, retail, financial and other business concerns) must be determined by the Adviser to be of comparable quality to commercial paper in which such Fund may invest. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the earlier of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

      Foreign Investment. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including ADRs and securities purchased on foreign securities exchanges, may subject the Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. A Fund will acquire such securities only when the Adviser believes the risks associated with such investments are minimal.

      U.S. Government Obligations. Each Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.


      Exempt Securities. As stated in the Prospectus, the assets of the Tennessee Fund will be primarily invested in Exempt Securities. Under normal market conditions, at least 80% of the net assets of the Tennessee Fund will be invested in Exempt Securities and 65% of such Fund's net assets will be invested in Tennessee Exempt Securities. To the extent that suitable Exempt Securities may not be available and the Tennessee Fund is unable to comply with such 80% test, for temporary purposes the Tennessee Fund may invest in municipal securities from other states that are otherwise eligible for investment by the Tennessee Fund. Such other municipal securities therefore will be comparable to Exempt Securities except that the interest thereon will not be exempt from Tennessee state income taxes.


      Exempt Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Exempt Securities if the interest paid thereon is exempt from both Tennessee income taxes and federal taxes, although such interest may be treated as a preference item for purposes of the federal alternative minimum tax.

      Among other types of Exempt Securities, the Tennessee Fund may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Tennessee Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

      Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

      As described in the Prospectus, the two principal classifications of Exempt Securities consist of "general obligation" and "revenue" issues. The Tennessee Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Exempt Securities, both within a particular classification and between classifications, and the yields on Exempt Securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of Exempt Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Exempt Securities with the same maturity, interest rate and rating may have different yields, while Exempt Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of Exempt Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The Adviser will consider such an event in determining whether the Tennessee Fund should continue to hold the obligation.

      An issuer's obligations under its Exempt Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Exempt Securities may be materially adversely affected by litigation or other conditions.


      Variable and Floating Rate Notes. The Money Market Fund, the Tennessee Fund, the Government Securities Fund and the Growth Fund may acquire variable and floating rate notes, subject to such Fund's investment objectives, policies and restrictions. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its amortized cost. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its amortized cost. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by such Funds will be determined by the Adviser under guidelines established by the Group's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under that particular Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may attempt to resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that there exists no readily available market for such note and a Fund is not entitled to receive the principal amount of a note within seven days, such a note will be treated as an illiquid security for purposes of calculation of such Fund's limitation on investments in illiquid securities, as set forth in the respective Fund's investment restrictions. Variable or floating rate notes may be secured by bank letters of credit.

      Variable or floating rate notes invested in by the Money Market Fund may have maturities of more than 397 days, as follows:

      1. An instrument that is issued or guaranteed as to principal or interest by the United States Government or any instrumentality thereof which has a variable rate of interest readjusted no less frequently than every 762 days will be deemed by the Money Market Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

      2. A variable rate note, the principal amount of which is scheduled in accordance with the terms of the instrument to be paid unconditionally in 397 calendar days or less, will be deemed by the Money Market Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

      3. A variable rate note that is subject to a demand feature will be deemed by the Money Market Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

      4. A floating rate note that is subject to a demand feature will be deemed by the Money Market Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

      As used above, a note is "subject to a demand feature" where the Money Market Fund is entitled to receive the principal amount of the note either at any time on no more than thirty days' notice or at specific intervals not exceeding 397 days and upon no more than 30 days' notice.


      Restricted Securities. Securities in which the Fixed Income and Tennessee Funds may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), such as securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers. Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Group, the Adviser has determined such securities to be liquid because such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable. The Fixed Income Fund and the Tennessee Fund will each limit its investment in Section 4(2) securities to not more than 5% of its net assets. Compliance with such limitation will be measured as of the time of purchase.


      Options Trading. Each of the Funds, other than the Money Market Fund, may purchase put and call options. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. A call option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Put and call options purchased by the Funds will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

      When a Fund writes a call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between bid and asked price. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

      OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreements with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium guarantees and security, are set by negotiation of the parties.

      Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, such Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with Counterparties that the Adviser considers to present minimal credit risks under guidelines to be established by the Group's Board of Trustees. To the extent that there is no readily available market for any such OTC options, such options and portfolio securities "covering" the amount of such Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are deemed to be illiquid, and are subject to such Fund's limitation on investing in illiquid securities.

      Puts. The Tennessee Fund may also acquire "puts" with respect to Exempt Securities held in its portfolio. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Tennessee Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

      The amount payable to the Tennessee Fund upon its exercise of a "put" is normally (i) the Tennessee Fund's acquisition cost of the Exempt Securities (excluding any accrued interest which the Tennessee Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Tennessee Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

      Puts may be acquired by the Tennessee Fund to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of the Tennessee Fund's assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities.

      The Tennessee Fund expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Tennessee Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

      The Tennessee Fund intends to enter into puts only with dealers, banks, and broker-dealers which, in the Adviser's opinion, present minimal credit risks.

      When-Issued Securities. As discussed in the Prospectus, each of the Funds, other than the Money Market Fund, may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When such a Fund agrees to purchase securities on a "when-issued" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Fund's custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase "when- issued" securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets.

      When a Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in such Fund's incurring a loss or missing the opportunity to obtain a price considered to be advantageous. Such Funds will engage in "when-issued" or "delayed delivery" transactions only for the purpose of acquiring portfolio securities consistent with the Funds' investment objectives and policies and not for investment leverage. If the Tennessee Fund sells a "when- issued" or "delayed-delivery" security before delivery, any gain would not be tax-exempt.

      Mortgage-Related Securities. Each of the Value Fund, the Fixed Income Fund, the Government Securities Fund and the Growth Fund may, consistent with its investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

      Mortgage-related securities, for purposes of the Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to such Funds. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.

      The Fixed Income Fund may invest up to 10% of its net assets in mortgage-related securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. Mortgage-related securities will be purchased only if rated in the three highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Adviser deems to be of comparable quality.

      There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage- related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      Repurchase Agreements. Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from banks and registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). This requirement will be continually monitored by the Adviser. If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Group believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Group if presented with the question. Securities subject to repurchase agreements will be held by that Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

      Reverse Repurchase Agreements. As discussed in the Prospectus, each of the Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with that Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

      Guaranteed Investment Contracts. The Money Market Fund and the Fixed Income Fund may each invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Money Market Fund and the Fixed Income Fund will only purchase a GIC when the Adviser has determined that the GIC presents minimal credit risks to that Fund and is of comparable quality to instruments that are rated high quality by a nationally recognized statistical rating organization having the characteristics described above. Because such Funds may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund which are not readily marketable, will not exceed such Fund's limitation on its investments in illiquid securities. The Money Market Fund will not purchase a GIC with a term of more than one year. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the earlier of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time before the Fund can receive the principal upon demand.

Investment Restrictions

      Each Fund's investment objective is a fundamental policy and may not be changed without a vote of the holders of a majority of such Fund's outstanding Shares. In addition, the following investment restrictions may be changed with respect to a particular Fund only by a vote of the majority of the outstanding Shares of that Fund (as defined under "ADDITIONAL INFORMATION - Vote of a Majority of the Outstanding Shares").

      In addition to the investment restrictions set forth in the Prospectus, each of the Money Market Fund, the Value Fund, the Fixed Income Fund and the Tennessee Fund may not:

      1. Purchase securities on margin, except, with respect to the Value Fund, the Fixed Income Fund and the Tennessee Fund, for use of short-term credit necessary for clearance of purchases of portfolio securities;

      2. Engage in any short sales;

      3. Underwrite the securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with such Fund's investment objectives and policies; and

      4. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities are not prohibited by this restriction).

      In addition, the Money Market Fund may not:

      1. Purchase or sell commodities, commodity contracts (including futures contracts), or oil, gas or mineral exploration or development programs (although investments in marketable securities of companies engaged in such activities are not prohibited by this restriction);

      2. Write or purchase put or call options;

      3. Invest in any issuer for purposes of exercising control or management;

      4. Purchase or retain securities of any issuer if the officers or Trustees of the Group or the officers or directors of its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities;

      5. Invest more than 10% of total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.

      Each of the Value Fund and the Fixed Income Fund may not:

      1. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Funds;

      2. Purchase participations or direct interests in oil, gas or other mineral exploration or development programs (although investments by such Funds in marketable securities of companies engaged in such activities are not prohibited in this restriction);

      3. Purchase or retain the securities of an issuer if, to the knowledge of the Fund's management, the officers or trustees of the Group, and the officers or directors of the investment adviser, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;

      4. Invest more than 5% of total assets in puts, calls, straddles, spreads or any combination thereof; and

      5. Invest more than 5% of net assets in warrants valued at the lower of cost or market; provided that included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchange. For the purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

      The Tennessee Fund may not:

      1. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of such Fund.

      Each of the Government Securities Fund and the Growth Fund may not:

      1. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions;

      2. Underwrite the securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

      3. Purchase or sell commodities or commodity contracts, except to the extent disclosed in the current Prospectus of the Fund; and

      4. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

      The following additional investment restrictions may be changed without the vote of a majority of the outstanding Shares of a Fund.

      The Money Market Fund may not:

      1. Invest in securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; and

      2. Buy common stocks or voting securities.

      Each of the Equity Fund and the Fixed Income Fund may not:

      1. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) such Fund may invest in other investment companies, including other funds for which the investment adviser acts as adviser, as specified in their respective prospectuses, if, at the time of purchase (i) the acquiring Fund will own no more than 3% of the shares of the investment company selling such shares, (ii) the value of the investment company shares acquired, when aggregated with the value of other shares of such investment company held by the acquiring Fund, does not exceed 5% of the total assets of the acquiring Fund, and (iii) the value of the investment company shares acquired, when aggregated with the value of any other shares of investment companies held by the acquiring Fund, does not exceed 10% of the total assets of the acquiring Fund.

      The Tennessee Fund, the Government Securities Fund and the Growth Fund may not:

      1. Purchase participations or direct interests in oil, gas or other mineral exploration or development programs (although investments by such Fund in marketable securities of companies engaged in such activities are not prohibited in this restriction);

      2. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act, or pursuant to any exemptions therefrom; and

      3. Purchase or retain the securities of an issuer if the officers or trustees of the Group, or the officers or directors of the Adviser, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.

      Finally, each of the Government Securities Fund and the Growth Fund may not:

      1. Engage in any short sales;

      2. Invest more than 10% of total assets in the securities of the issuers, which together with any predecessors, have a record of less than three years of continuous operation; and

      3. Mortgage or hypothecate the Fund's assets in excess of one third of the Fund's total assets.

      The Group, on behalf of each of the Government Securities Fund and the Growth Fund, has represented to the Arkansas Securities Department that each such Fund will: (1) limit its investments to no more than 10% of the Fund's total assets in the securities of issuers which are restricted as to disposition, other than restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; (2) limit its investments to no more than 5% of the Fund's total assets (other than obligations issued or guaranteed by the U.S Government or any foreign government, their agencies or instrumentalities) in securities of issuers which at the time of purchase had been in operation for less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer); and (3) limit its investments to no more than 5% of the Fund's total assets in initial margin deposits and premiums on options (including without limitation puts, calls, straddles, spreads or any combination thereof).



      In addition, the Group, on behalf of each of the Government Securities Fund and the Growth Fund, has represented to the Texas State Securities Board that each such Fund will not invest more than 5% of its net assets in warrants valued at the lower of cost or market, provided, that included within that amount, but not to exceed 2% of net assets, may be warrants which are not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities are deemed to be without value.

      In addition, the Group has represented to the Texas State Securities Board on behalf of each of the Money Market Fund, the Government Securities Fund and the Growth Fund that such Funds will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate). The Group intends to comply with these representations with respect to a Fund for so long as such representations are required by the State of Texas.

      If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities, repurchase agreements with maturities in excess of seven days and other instruments in such Fund which are not readily marketable to exceed the limit set forth in such Fund's Prospectus for its investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such an event, however, such

Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

Portfolio Turnover

      The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.

      Because the Money Market Fund intends to invest entirely in securities with maturities of less than one year and because the Commission requires such securities to be excluded from the calculation of portfolio turnover rate, the portfolio turnover with respect to the Money Market Fund is expected to be zero percent for regulatory purposes. The portfolio turnover rates for each of the other Funds for the fiscal years ended June 30, 1996 and 1995, were as follows:

                                    Year Ended              Year Ended
                                    June 30, 1996           June 30, 1995
                                    -------------           -------------
Value Fund                              27.89%                  35.64%
Fixed Income Fund                      363.84                  223.29
Tennessee Fund                          60.76                   62.59
Government Securities
      Fund                              20.87                   34.47
Growth Fund                             31.22                   29.36

      The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's Shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

      The portfolio turnover rate for the Fixed Income Fund increased during the fiscal year ended June 30, 1996, from the prior fiscal year due to the Adviser's change of focus towards more U.S. Government agency securities and a change in the Fixed Income Fund's average duration.

                                 NET ASSET VALUE

      As indicated in the Prospectus, the net asset value of each Fund is determined and the Shares of each Fund are priced as of the Valuation Time or Times (in the case of the Money Market Fund) on each Business Day of that Fund. A "Business Day" of a Fund is a day on which the New York Stock Exchange is open for trading and any other day (other than a day on which no Shares of that Fund are tendered for redemption and no order to purchase any Shares of that Fund is received) during which there is sufficient trading in portfolio instruments that such Fund's net asset value per share might be materially affected. The New York Stock Exchange will not open in observance of the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

Valuation of the Money Market Fund

      The Money Market Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. The value of securities in the Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

      Pursuant to Rule 2a-7, the Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to the Money Market Fund's objective of maintaining a stable net asset value per share, provided that the Money Market Fund will not purchase any security with a remaining maturity of more than 397 days (thirteen months) (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Group's Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the investment objective of the Money Market Fund, to stabilize the net asset value per share of the Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Money Market Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from the Money Market Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the number of the Money Market Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.

Valuation of the Other Funds

      Investments in securities for which market quotations are readily available are valued based upon their current available prices in the principal market in which such securities are normally traded. Unlisted securities for which market quotations are readily available are valued at such market value. Securities and other assets for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Trustees of the Group. Short-term securities (i.e., with maturities of 60 days or less) are valued at either amortized cost or original cost plus accrued interest, which approximates current value.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      Shares of each of the Funds are sold on a continuous basis by BISYS, and BISYS has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from BISYS, Shares may be purchased through procedures established by BISYS in connection with the requirements of accounts at the Adviser or the Adviser's affiliated entities (collectively, "Entities"). Customers purchasing Shares of the Funds may include officers, directors, or employees of the Adviser or the Entities.

      The Group may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or
(d) an emergency exists as a result of which (i) disposal by the Group of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Group to determine the fair value of its net assets.

                             MANAGEMENT OF THE GROUP

Trustees and Officers

      Overall responsibility for management of the Group rests with its Board of Trustees. The Trustees elect the officers of the Group to supervise actively its day-to-day operations.

      The names of the Trustees and officers of the Group, their addresses, and principal occupations during the past five years are as follows:

                         Position(s) Held              Principal Occupation
Name and Address         With the Group                During Past 5 Years
----------------         ----------------              --------------------
Walter B. Grimm*         Chairman,                     From June, 1992 to
3435 Stelzer Road        President and                 present, employee of
Columbus, Ohio  43219    Trustee                       BISYS Fund Services

Age:  51                                               Limited Partnership

                                                       (formerly The Winsbury
                                                       Company); from July, 1981
                                                       to June, 1992, President
                                                       of Leigh Investments
                                                       Consulting (investment
                                                       firm).

Nancy E. Converse*       Trustee and                   Since July, 1990,
3435 Stelzer Road        Secretary                     employee of BISYS Fund
Columbus, Ohio 43219                                   Services Limited

Age:  47                                               Partnership (formerly The

                                                       Winsbury Company) or
                                                       BISYS Fund Services Ohio,
                                                       Inc. (formerly The
                                                       Winsbury Service
                                                       Corporation).

Maurice G. Stark         Trustee                       Consultant; from 1979 to
7662 Cloister Drive                                    December, 1994, Vice
Columbus, Ohio 43235                                   President-Finance and

Age:  61                                               Chief Financial Officer,

                                                       Battelle Memorial
                                                       Institute (scientific
                                                       research and development
                                                       service corporation).

James H. Woodward, Ph.D. Trustee                       Since July 1991,
The University of North                                Chancellor of The
Carolina at Charlotte
Charlotte, NC 28223

Age:  56                                               University of North
                                                       Carolina at Charlotte.


Chalmers P. Wylie        Trustee                       From April, 1993 to
754 Stonewood Court                                    present, of Counsel with
Columbus, Ohio 43235                                   Emens, Kegler, Brown,

Age:  75                                               Hill & Ritter (law firm);

                                                       from January, 1993 to
                                                       present, Adjunct
                                                       Professor at The Ohio
                                                       State University; from
                                                       January, 1967 to January,
                                                       1993, Member of the
                                                       United States House of
                                                       Representatives for the
                                                       15th District.


J. David Huber           Vice President                Since January, 1996,
3435 Stelzer Road                                      President of BISYS Fund
Columbus, Ohio 43219                                   Services Limited

Age:  50                                               Partnership; from June,

                                                       1987 to December, 1995,
                                                       employee of BISYS Fund
                                                       Services Limited
                                                       Partnership (formerly The
                                                       Winsbury Company); from
                                                       September, 1988 to
                                                       present, Vice President
                                                       of BISYS Fund Services
                                                       Ohio, Inc. (formerly The
                                                       Winsbury Service
                                                       Corporation).


William J. Tomko         Vice President                From April, 1987 to
3435 Stelzer Road                                      present, employee of
Columbus, Ohio 43219                                   BISYS Fund Services

Age:  37                                               Limited Partnership

                                                       (formerly The Winsbury
                                                       Company).

Stephen G. Mintos        Treasurer                     From January, 1987 to
3435 Stelzer Road                                      present, employee of
Columbus, Ohio 43219                                   BISYS Fund Services

Age:  42                                               Limited Partnership

                                                       (formerly The Winsbury
                                                       Company).


R. Jeffrey Young         Assistant                     From October 1993 to
3435 Stelzer Road        Secretary                     present, employee of
Columbus, Ohio 43219                                   BISYS Fund Services

Age:  31                                               Limited Partnership or

                                                       BISYS Fund Services Ohio,
                                                       Inc.; from April, 1989 to
                                                       October, 1993, employee
                                                       of The Heebink Group.

Alaina V. Metz           Assistant                     From June, 1995 to
3435 Stelzer Road        Secretary                     present, employee of
Columbus, Ohio 43219                                   BISYS Fund Services

Age:  29                                               Limited Partnership;

                                                       prior to June, 1995,
                                                       supervisor at Alliance
                                                       Capital Management, L.P.
                                                       (investment management
                                                       firm).

-------------------

      *Mr. Grimm and Ms. Converse are each considered to be an "interested person" of the Group as defined in the 1940 Act.

      As of the date of this Statement of Additional Information, the Group's officers and trustees, as a group, own less than 1% of any Fund's Shares.

      No officer or employee of BISYS or BISYS Fund Services Ohio, Inc. receives any compensation from the Group for acting as trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from the Funds for acting as Administrator and pursuant to the Distribution and Shareholder Service Plan described below, may receive fees pursuant to the Administrative Services Plan described below, and may retain all or a portion of any sales charge imposed upon the purchase of Shares of the Riverside Load Funds. BISYS Fund Services Ohio, Inc. receives fees from the Funds for acting as transfer agent and for providing certain fund accounting services. Messrs. Grimm, Huber, Mintos, Tomko and Young, Ms. Converse and Ms. Metz are employees of BISYS.

      The following table sets forth information regarding all compensation paid by the Group to its Trustees for their services as trustees during the fiscal year ended June 30, 1996. The Group has no pension or retirement plans.

                               COMPENSATION TABLE

                                  Aggregate            Total Compensation
Name and Position                 Compensation         From the Group
With the Group                    From the Group       and the Fund Complex*
-----------------                 --------------       ---------------------
Walter B. Grimm                     $       0               $       0
Trustee


Nancy E. Converse                   $       0               $       0
Trustee

Maurice G. Stark                    $7,772.17               $7,772.17
Trustee

Michael M. VanBuskirk(1)            $7,772.17               $7,772.17
Trustee

James E. Woodward, Ph.D.            $       0               $       0
Trustee

Chalmers P. Wylie                   $7,772.17               $7,772.17
Trustee

---------------
      *For purposes of this Table, Fund Complex means one or more mutual funds, including the Funds, which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related.

      (1) Mr. VanBuskirk resigned his position as a trustee of the Group effective May 3, 1996.


      Ms. Converse and Dr. Woodward were elected trustees of the Group on June 28, 1996.


Investment Adviser

      Investment advisory and management services are provided to the Funds of the Group by National Bank of Commerce (the "Adviser"), pursuant to an Investment Advisory Agreement dated as of July 19, 1988 (with respect to the Money Market Fund), an Investment Advisory Agreement dated as of September 20, 1991 (with respect to the Equity Fund and the Fixed Income Fund), an Investment Advisory Agreement dated as of October 27, 1992 (with respect to the Tennessee
Fund), and an Investment Advisory Agreement dated as of April 5, 1994, as amended as of June 3, 1994 (with respect to the Government Securities Fund and the Growth Fund) (collectively, the "Investment Advisory Agreement").

      Under the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services as described in the Prospectus of the Funds. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, (1) the Money Market Fund pays the Adviser a fee computed daily and paid monthly, at the annual rate of thirty-five one-hundredths of one percent (.35%) of the average daily net assets of the Money Market Fund; (2) the Value Fund pays the Adviser a fee equal to the lesser of (a) a fee computed daily and paid monthly, at an annual rate of one percent (1.00%) of the first $50 million of the Value Fund's average daily net assets and seventy-five one-hundredths of one percent (.75%) of the Value Fund's remaining average daily net assets or (b) such other fee as may be agreed upon in writing by the Adviser and the Group;
(3) each of the Fixed Income Fund and the Tennessee Fund pays the Adviser a fee equal to the lesser of (a) a fee computed daily and paid monthly, at an annual rate, calculated as a percentage of the average daily net-assets of that Fund of sixty-five one-hundredths of one percent (.65%) or (b) such other fee as may be agreed upon in writing by the Adviser and the Group; (4) the Government Securities Fund pays the Adviser a fee, computed daily and paid monthly, at the annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the Government Securities Fund; and (5) the Growth Fund pays the Adviser a fee, computed daily and paid monthly, at an annual rate of one percent (1.00%) of the first $50 million of the Growth Fund's average daily net assets and seventy-five one-hundredths of one percent (.75%) of the Growth Fund's remaining average daily net assets. The Adviser has in the past and may in the future periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends.

      For the fiscal years ended June 30, 1996, 1995 and 1994, the Adviser earned and voluntarily waived the amounts indicated below with respect to its investment advisory services to the indicated Funds pursuant to the Investment Advisory Agreement:

                                            Fiscal Years Ended June 30,

                                 1996                   1995                   1994
                                 ----                   ----                   ----
                            Fees        Fees       Fees        Fees       Fees        Fees
                          Earned      Waived     Earned      Waived     Earned      Waived
                         --------    -------    --------    -------    --------    --------
Money Market Fund        $524,476         --    $549,669         --    $450,877          --

Value Fund                747,594         --     719,870         --     689,179    $180,464

Fixed Income
  Fund                    223,976         --     268,630         --     280,642      82,013

Tennessee Fund            129,939   $127,577     127,967   $127,967     139,026     139,026

Government Securities
  Fund(1)                  38,565     38,565      41,005     41,005       7,280       7,280

Growth Fund(1)            284,790    188,588     118,392    118,392      11,389      11,389

---------------
(1)   Commenced operations April 18, 1994.

      Unless sooner terminated, the Investment Advisory Agreement continues in effect from year to year, for successive annual periods ending on March 31, if, as to each Fund, such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding Shares of the relevant Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Funds' Prospectus), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

      The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

      To offset capital losses incurred by the Money Market Fund during the fiscal year ended June 30, 1995, during the fiscal year ended June 30, 1996, the Adviser voluntarily contributed $124,984 of its investment advisory fees to the Money Market Fund. In addition, during the fiscal year ended June 30, 1995, the Adviser contributed $628,737 to the Money Market Fund. Such contribution consisted of $97,370 of investment advisory fees and $531,367 representing the difference between the carrying value and the market value of certain securities purchased by the Adviser from the Money Market Fund.

Portfolio Transactions

      Pursuant to the Investment Advisory Agreement, the Adviser determines, subject to the general supervision of the Board of Trustees of the Group and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Purchases and sales of portfolio securities with respect to the Money Market Fund, the Fixed Income Fund, the Tennessee Fund and the Government Securities Fund usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Group, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

      Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to Share-holders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Adviser may receive orders for transactions on behalf of the Funds. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

      While the Adviser generally seeks competitive commissions, the Group may not necessarily pay the lowest commission available on each brokerage transaction, for reasons discussed above. For the fiscal years ended June 30, 1996, 1995 and 1994, the Group paid in brokerage commissions on behalf of the Value Fund of approximately $133,509, $171,045 and $430,855, respectively; for the fiscal years ended June 30, 1996 and 1995, and the fiscal period ended June 30, 1994, paid on behalf of the Growth Fund approximately $43,315, $32,075 and $9,368, respectively, and for the fiscal year ended June 30, 1995, paid on behalf of the Fixed Income Fund approximately $2,500 in brokerage commissions. During the past three fiscal years, no brokerage commissions were paid by the Group on behalf of the Money Market Fund, the Fixed Income Fund, the Tennessee Fund or the Government Securities Fund. In addition, the Adviser, on behalf of the Value Fund, may direct brokerage transactions to (1) Interstate Johnson Lane in return for the provision of portfolio management software and various news service subscriptions, including Barrons, Bloomberg, Morningstar and Value Line Institutional and (2) Frank Russell in return for chart and graph services. For the fiscal year ended June 30, 1996, the amount of such transactions and related commissions on behalf of the Value Fund were $18,247,862 and $59,555, respectively. Such brokerage transactions are subject to the requirements as to price and execution as described above.

      Except as otherwise disclosed to the Shareholders of the Funds and as permitted by applicable laws, rules and regulations, the Group will not, on behalf of the Funds, execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, BISYS, or their affiliates, and will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

      Investment decisions for each Fund are made independently from those for the other funds of the Group or any other investment company or account managed by the Adviser. Any such other fund, investment company or account may also invest in the same securities as the Group on behalf of the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another fund of the Group, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreement, in making investment recommendations for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Group is a customer of the Adviser, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Adviser, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds or any other fund of the Group.

      None of the Funds during the fiscal year ended June 30, 1996, held securities of its regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies.

Glass-Steagall Act

      In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non- bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

      The Adviser believes that it possesses the legal authority to perform the services for the Funds contemplated by the Prospectus, this Statement of Additional Information, the Investment Advisory Agreement and the Servicing Agreement without violation of applicable statutes and regulations. Commerce Investment Corporation believes that it possesses the legal authority to perform the services for the Funds as set forth in the Rule 12b-1 Agreement with BISYS, as described below, without violation of applicable statutes and regulations. Future changes in either Federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict the Adviser or Commerce Investment Corporation from continuing to perform such services for the Group. In addition, current state securities laws on the issue of the registration of banks as brokers or dealers may differ from the interpretation of federal law, and banks and financial institutions may be required to register as dealers pursuant to the laws of a specific state. Depending upon the nature of any changes in the services which could be provided by the Adviser or Commerce Investment Corporation, the Board of Trustees of the Group would review the Group's relationship with the Adviser or Commerce Investment Corporation, as the case may be, and consider taking all action necessary in the circumstances.

      Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of the Adviser, Commerce Investment Corporation and/or the Adviser's affiliated and correspondent banks in connection with Customer purchases of Shares of any of the Funds, those banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in the Group's method of operations would affect its net asset value per share or result in financial losses to any Customer.

Administrator

      BISYS serves as administrator (the "Administrator") to the Funds pursuant to a Management and Administration Agreement dated August 23, 1990, as amended October 27, 1992 (with respect to the Money Market Fund, the Value Fund, the Fixed Income Fund and the Tennessee Fund) and a Management and Administration Agreement dated April 5, 1994, as amended June 3, 1994 (with respect to the Government Securities Fund and the Growth Fund (collectively, the "Administration Agreement"). The Administrator assists in supervising all operations of each Fund (other than those performed by the Adviser under the Investment Advisory Agreement, by National City Bank under the Custodial Services Agreement and by BISYS Fund Services Ohio, Inc. under the Transfer Agency Agreement and Fund Accounting Agreements). The Administrator is a broker-dealer registered with the Commission, and is a member of the National Association of Securities Dealers, Inc. The Administrator provides financial services to institutional clients.

      Under the Administration Agreement, the Administrator has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file all of the Funds' federal and state tax returns and required tax filings other than those required to be made by the Funds' custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Group's counsel; assist to the extent requested by the Group with the Group's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; determine the actual variance from $1.00 of the Money Market Fund's net asset value per share; and generally assist in all aspects of the Funds' operations other than those performed by the Adviser under the Investment Advisory Agreement, by National City Bank under the Custodial Services Agreement and by BISYS Fund Services Ohio, Inc. under the Transfer Agency Agreement and Fund Accounting Agreements. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

      The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, equal (a) with respect to the Money Market, Value, Fixed Income and Tennessee Funds, to the lesser of (i) a fee calculated daily and paid periodically, at the annual rate equal to twenty one-hundredths of one percent (.20%) of that Fund's average daily net assets or (ii) such other fee as may be agreed upon in writing by the Group and the Administrator, and (b) with respect to the Government Securities and Growth Funds, to a fee, calculated daily and paid periodically, at the annual rate equal to twenty one-hundredths of one percent (.20%) of that Fund's average daily net assets.

      For the fiscal years ended June 30, 1996, 1995 and 1994, the Administrator earned and voluntarily waived the amounts indicated below with respect to its administrative services to the indicated Funds:

                                       Fiscal Years Ended June 30,

                             1996                   1995                  1994
                             ----                   ----                  ----
                       Fees        Fees       Fees       Fees       Fees       Fees
                      Earned      Waived     Earned     Waived     Earned     Waived
                     --------    -------    --------    ------    --------    ------
Money Market Fund    $299,701         --    $314,096        --    $257,644    $1,112

Value Fund            166,025         --     158,632        --     150,302        --

Fixed Income
  Fund                 68,916         --      82,655        --      85,948        --

Tennessee Fund         39,991         --      39,375        --      42,777       846

Government
  Securities
  Fund(1)              15,426    $ 3,856      16,402    $5,393       2,912     1,477

Growth Fund(1)         56,958     14,290      23,678     7,277       2,278     1,156

(1)   Commenced operations April 18, 1994.

      Unless sooner terminated as provided therein, the Administration Agreement, with respect to the Government Securities Fund and the Growth Fund, has an initial term expiring on March 31, 1999, and with respect to each of the other Funds, the Administration Agreement, by its terms, has been renewed until March 31, 1998. The Administration Agreement thereafter, respectively, shall be renewed automatically for successive five-year terms, unless written notice not to renew is given by the nonrenewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Group's Board of Trustees or by the Administrator.

      The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by either Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Expenses

      If total expenses borne by any of the Funds in any fiscal year exceed expense limitations imposed by applicable state securities regulations, the Adviser and the Administrator will reimburse that Fund by the amount of such excess in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Funds limits each Fund's aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions and certain other expenses, to 2 1/2% of the first $30 million of a Fund's average net assets, 2% of the next $70 million of such Fund's average net assets, and 1/2% of such Fund's remaining average net assets. Any expense reimbursements will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by the Adviser or its affiliated or correspondent banks for cash management services would not be included within Fund expenses for purposes of any such expense limitation.

Distributor

      BISYS serves as agent for each of the Funds in the distribution of its Shares pursuant to a Distribution Agreement dated October 1, 1993, as amended as of June 3, 1994 (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement remains in effect from year to year for successive annual periods ending March 31 if approved at least annually (i) by the Group's Board of Trustees or by the vote of a majority of the outstanding shares of the Group, and (ii) by the vote of a majority of the Trustees of the Group who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

      In its capacity as Distributor, BISYS solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. BISYS receives no compensation under the Distribution Agreement with the Group, but may retain all or a portion of the sales charge imposed upon sales of Shares of each of the Funds, other than the Money Market Fund. For the three fiscal years ended June 30, 1996, 1995 and 1994, commissions paid to BISYS under the Distribution Agreement with respect to the sale of Shares of such Funds, after discounts to dealers, were $5,030, $27,404 and $16,062, respectively. For the years ended June 30, 1996, 1995 and 1994, $4,090, $10,212 and $88,354,
respectively, were reallowed by BISYS to Commerce Investment Corporation.

      As described in the Prospectus, the Group has adopted a Distribution and Shareholder Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which each Fund is authorized to pay BISYS for payments it makes to banks, including the Adviser, other institutions and broker-dealers, and for expenses BISYS and any of its affiliates or subsidiaries incur (with all of the foregoing organizations being referred to as "Participating Organizations") for providing distribution or shareholder service assistance. Payments to such Participating Organizations may be made pursuant to agreements entered into with BISYS. The Plan authorizes each Fund to make payments to BISYS in an amount not in excess, on an annual basis, of 0.25% of the average daily net asset value of that Fund. As required by Rule 12b-1, the Plan was approved by the Shareholders of each of the Funds and by the Board of Trustees, including a majority of the Trustees who are not interested persons of any of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan may be terminated as to a Fund by vote of a majority of the Independent Trustees, or by vote of majority of the outstanding Shares of that Fund. Any change in the Plan that would materially increase the distribution cost to a Fund requires Shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Group shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the Fund. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit each Fund and its Shareholders.

      The Board of Trustees of the Group believes that the Plan is in the best interests of each Fund since it encourages Fund growth and maintenance of Fund assets. As a Fund grows in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

      As authorized by the Plan, BISYS has entered into Rule 12b-1 Agreements with Commerce Investment Corporation, a wholly owned subsidiary of the Adviser ("C.I.C."), to provide certain distribution and shareholder services in connection with the distribution of the Shares of each of the Funds including, but not limited to, maintaining Shareholder relations, answering questions about the Funds and distributing prospectuses to persons other than Shareholders of the Funds. In consideration of such services BISYS has agreed to pay C.I.C. a monthly fee, computed at the annual rate of .25% of the average aggregate net asset value of Shares held during the period in accounts for which C.I.C provided services under such agreement. BISYS will be compensated by each Fund in an amount equal to its payments to C.I.C. under the Rule 12b-1 Agreement with respect to that Fund.

      The Group has also entered into Rule 12b-1 Agreements with BISYS pursuant to which BISYS has agreed to provide certain distribution and shareholder support services to each of the Funds and their Shareholders, including, but not limited to, advertising and marketing the Shares of the Funds, maintaining Shareholder relations, answering questions about the Funds, distributing prospectuses to persons other than Shareholders of the Funds, and providing such other services as a Fund may reasonably request. In consideration of such services, the Group has agreed to pay BISYS a monthly fee, computed at the annual rate of .25% of the average aggregate net asset value of Shares held during the period in client accounts for which BISYS has provided services under this Rule 12b-1 Agreement. Such fee may exceed the actual costs incurred by BISYS in providing such services.

      In addition, BISYS has entered into and may enter into, from time to time, other Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's Shares including, but not limited to, those discussed above.

      For the fiscal year ended June 30, 1996, the Group, on behalf of the Funds, incurred the following amounts pursuant to the Plan for payments made by BISYS to C.I.C. and for payments made by the Group to BISYS for certain administrative and shareholder support services as more fully described above:

                                        Payments Made           Payments Made
               Fund                        to BISYS                 to CIC
               ----                     -------------           -------------
Money Market Fund                         $176,724                 $3,289

Value Fund                                  57,568                  1,071

Fixed Income Fund                           22,979                    427

Tennessee Fund                              30,829                    570

Government Securities Fund                   6,110                    109

Growth Fund                                 15,515                    288

Administrative Services Plan

      As described in the Prospectus, the Group has also adopted an Administrative Services Plan (the "Services Plan") under which each Fund is authorized to pay certain financial institutions, including the Adviser, its correspondent and affiliated banks, and BISYS (a "Service Organization"), to provide certain ministerial, record keeping, and administrative support services to their customers who own of record or beneficially Shares in a Fund. Payments to such Service Organizations are made pursuant to Servicing Agreements between the Group and the Service Organization. The Services Plan authorizes each Fund to make payments to Service Organizations in an amount, on an annual basis, of up to 0.25% of the average daily net asset value of that Fund. The Services Plan has been approved by the Board of Trustees of the Group, including a majority of the Trustees who are not interested persons of the Group (as defined in the 1940
Act) and who have no direct or indirect financial interest in the operation of the Services Plan or in any Servicing Agreements thereunder (the "Disinterested Trustees"). The Services Plan may be terminated as to a Fund by a vote of a majority of the Disinterested Trustees. The Trustees review quarterly a written report of the amounts expended pursuant to the Services Plan and the purposes for which such expenditures were made. The Services Plan may be amended by a vote of the Trustees, provided that any material amendments also require the vote of a majority of the Disinterested Trustees. For so long as the Services Plan is in effect, selection and nomination of those Disinterested Trustees shall be committed to the discretion of the Group's Disinterested Trustees. All Servicing Agreements may be terminated at any time without the payment of any penalty by a vote of a majority of the Disinterested Trustees. The Services Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved by a majority of the Board of Trustees, including a majority of the Disinterested Trustees.

      As authorized by the Services Plan, the Group has entered into a Servicing Agreement with the Adviser pursuant to which the Adviser has agreed to provide certain administrative support services in connection with Shares of the Funds owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to, (i) processing dividend and distribution payments from a Fund on behalf of customers; (ii) providing periodic statements to its customers showing their positions in the Shares; (iii) arranging for bank wires; (iv) responding to routine customer inquiries relating to services performed by the Adviser; (v) providing sub-accounting with respect to the Shares beneficially owned by the Adviser's customers or the information necessary for sub-accounting; (vi) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its customers; (vii) aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption orders for customers; and (viii) providing customers with a service that invests the assets of their account in the Shares pursuant to specific or pre-authorized instructions. In consideration of such services, the Group, on behalf of each Fund, has agreed to pay the Adviser a monthly fee, computed at the annual rate of .25% of the average aggregate net asset value of Shares of that Fund held during the period by customers for whom the Adviser has provided services under the Servicing Agreement.

      For the fiscal year ended June 30, 1996, the Group incurred the following amounts on behalf of the designated Fund for payments made to the Adviser pursuant to the Services Plan: the Money Market Fund -- $231,497; the Value Fund -- $185,066; the Fixed Income Fund -- $77,654; the Tennessee Fund -- $28,369; the Government Securities Fund -- $15,468; and the Growth Fund -- $66,698. Such fees reflect the voluntary fee reductions made by the Adviser with respect to each of the Funds.

Custodian

      National City Bank, 1900 East 9th Street, Cleveland, Ohio 44114 serves as custodian (the "Custodian") to the Funds pursuant to the Custodial Services Agreement dated as of March 1, 1995. The Custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments.

Transfer Agency and Fund Accounting Services

      BISYS Fund Services Ohio, Inc. serves as transfer agent and dividend disbursing agent (the "Transfer Agent") for all of the Funds pursuant to the Transfer Agency Agreement dated September 1, 1992, as amended as of May 1, 1994. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services in connection with each Fund's shareholders of record: maintenance of shareholder records for each of the Group's shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of shares of the Group on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee based on the number of shareholders of record. For the three fiscal years ended June 30, 1996, 1995 and 1994, the Transfer Agent received the following fees from the Group for services as transfer agent for the Funds:

                                               Fiscal Years Ended June 30,

                                            1996           1995           1994
                                            ----           ----           ----
                                             Fees           Fees           Fees
                                            Earned         Earned         Earned
                                           -------        -------        -------
Money Market Fund                          $30,704        $24,708        $20,055

Value Fund                                  39,661         36,068         25,092

Fixed Income
  Fund                                      23,980         23,115         19,464

Tennessee Fund                              21,959         21,103         18,740

Government Securities
  Fund(1)                                   20,039         19,676          4,811

Growth Fund(1)                              23,662         20,339          4,800

(1)   Commenced operations April 18, 1994.


      In addition, BISYS Fund Services Ohio, Inc. provides certain fund accounting services to the Funds pursuant to a Fund Accounting Agreement dated February 4, 1993. BISYS Fund Services Ohio, Inc. receives a fee from each Fund for such services equal to the greater of (a) a fee computed at an annual rate of three one-hundredths of one percent (.03%) of that Fund's average daily net assets, or (b) the annual fee of $30,000 ($40,000 with respect to the Tennessee
Fund). Under such Agreement, BISYS Fund Services Ohio, Inc. maintains the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Fund's custodian, affirmation to the Fund's custodian of all portfolio trades and cash settlements, verification and reconciliation with the Fund's custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

      For the fiscal years ended June 30, 1996, 1995 and 1994, BISYS Fund Services Ohio, Inc. received the fees indicated below with respect to its fund accounting services to the indicated Funds:

                                                 Fiscal Years Ended June 30,

Fund                                           1996          1995          1994
----                                           ----          ----          ----
Money Market Fund                            $45,640       $47,114       $36,284
Value Fund                                    31,181        30,902        31,025
Fixed Income
  Fund                                        34,256        35,829        36,290
Tennessee Fund                                49,248        48,522        48,498
Government Securities(1)
  Fund                                        31,276        30,000         7,858
Growth Fund(1)                                31,461        30,695         6,600

(1)   Commenced operations April 18, 1994.

Auditors

      The financial statements of each of the Funds as of June 30, 1996, and for the periods indicated therein, appearing in this Statement of Additional Information have been audited by KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio 43215, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting.

Legal Counsel

      Baker & Hostetler, 65 East State Street, Columbus, Ohio 43215 is counsel to the Group and will pass upon the legality of the Shares offered hereby.

                             ADDITIONAL INFORMATION

Description of Shares

      The Group is an Ohio business trust. The Group was organized on April 25, 1988, and the Group's Declaration of Trust was filed with the Secretary of State of Ohio on April 25, 1988. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, without par value. The Group presently has sixteen series of shares, one of which represents interests in the Money Market Fund, one of which represents interests in the Value Fund, one of which represents interests in the Fixed Income Fund, one of which represents interests in the Tennessee Fund, one of which represents interests in the Government Securities Fund and one of which represents interests in the Growth Fund. The other ten series are The KeyPremier Prime Obligations Money Market Fund, The KeyPremier Pennsylvania Municipal Bond Fund, The KeyPremier Established Growth Fund, The KeyPremier Intermediate Term Income Fund, 1st Source Monogram U.S. Treasury Obligations Money Market Fund, 1st Source Monogram Diversified Equity Fund, 1st Source Monogram Income Equity Fund, 1st Source Monogram Special Equity Fund, 1st Source Monogram Income Fund and 1st Source Monogram Intermediate Tax-Free Bond Fund. The Group's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Group into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

      Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Group, shareholders of a fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution.

      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Group shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the election of Trustees may be effectively acted upon by shareholders of the Group voting without regard to series.

      As of October 4, 1996, the Adviser, either directly or through CCMI, owned of record and beneficially 68.32% and 51.56%, respectively, of the outstanding Shares of the Money Market Fund; 92.67% and 92.67%, respectively, of the outstanding Shares of the Value Fund; 92.81% and 92.81%, respectively, of the outstanding Shares of the Fixed Income Fund; 80.50% and 80.50%, respectively, of the outstanding Shares of the Tennessee Fund; 99.44% and 99.44%, respectively of the outstanding Shares of the Government Securities Fund; and 95.51% and 95.51%, respectively, of the outstanding Shares of the Growth Fund. In addition, as of such date, the Adviser owned of record and beneficially more than 25% of the total outstanding shares of the Group. Therefore, as of such date the Adviser may be presumed to control each of the Funds and the Group, and as a result of such control, the Adviser may have the power to approve the Investment Advisory Agreement for each of the Funds and to control any other matters submitted to the Shareholders of the Funds or shareholders of the Group as a whole, including the election of trustees.

      As of October 4, 1996, Northern Trust Company, FBO Metropolitan Employee Benefit Board, P. O. Box 92956, Chicago, Illinois 60675, owned beneficially 22% of the outstanding Shares of the Money Market Fund; and Mary M. Walker, 2724 Lombardy, Memphis, Tennessee 38111, owned beneficially 5.4% of the outstanding Shares of the Tennessee Fund. To the knowledge of the Group, there are no other beneficial owners of 5% or more of the outstanding Shares of any of the Funds as of such date.

Vote of a Majority of the Outstanding Shares

      As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

Additional Tax Information

      Each of the Funds is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") for so long as such qualification is in the best interest of that Fund's shareholders. In order to qualify as a regulated investment company, each Fund must, among other things: derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, future contracts or foreign currencies held less than three months; and diversify its investments within certain prescribed limits. In addition, to utilize the tax provisions specially applicable to regulated investment companies, each Fund must distribute to its Shareholders at least 90% of its investment company taxable income for the year. In general, a Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

      A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, a Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

      Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its Shareholders). In such event, dividend distributions would be taxable to Shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

      It is expected that each Fund will distribute annually to Shareholders all or substantially all of the Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to Shareholders for federal income tax purposes, even if paid in additional Shares of the Fund and not in cash.

      Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to Shareholders as long-term capital gain in the year in which it is received, regardless of how long the Shareholder has held the Shares. Such distributions are not eligible for the dividends-received deduction.

      Federal taxable income of individuals is subject to graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. Further, the marginal tax rate may be in excess of 39.6%, because adjustments reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.

      Capital gains of individuals are subject to tax at the same rates applicable to ordinary income; however, the tax rate on long-term capital gains of individuals cannot exceed 28%. Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward and deducted in future years.

      Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, but not more than $100,000.

      Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

      Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. Each Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by the Fund for its taxable year that qualifies for the dividends received deduction.

Because all of the Government Obligations Fund's net investment income is expected to be derived from earned interest, it is anticipated that no distributions from that Fund will qualify for the 70% dividends received deduction.

      Foreign taxes may be imposed on a Fund by foreign countries with respect to its income from foreign securities. Since less than 50% in value of any one Fund's total assets at the end of its fiscal year are expected to be invested in stocks or securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by the Fund. These taxes will be taken as a deduction by such Fund.

      The Tennessee Fund. The Tennessee Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tennessee Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans, and individual retirement accounts, since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from all or a portion of the Tennessee Fund's dividends being tax-exempt and such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Tennessee Fund may not be appropriate investments for entities which are "substantial users," or "related persons" thereof, of facilities financed by private activity bonds held by the Tennessee Fund.

      The Code permits a regulated investment company which invests in Exempt Securities to pay to its Shareholders "exempt-interest dividends," which are excluded from gross income for federal income tax purposes, if at the close of each quarter of its taxable year at least 50% of its total assets consist of Exempt Securities.

      An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tennessee Fund that is derived from interest received by the Tennessee Fund that is excluded from gross income for federal income tax purposes, net of certain deductions, provided the dividend is designated as an exempt-interest dividend in a written notice mailed to Shareholders not later than sixty days after the close of the Tennessee Fund's taxable year. The percentage of the total dividends paid by the Tennessee Fund during any taxable year that qualifies as exempt- interest dividends will be the same for all Shareholders of the Tennessee Fund receiving dividends during such year. Exempt- interest dividends shall be treated by the Tennessee Fund's Shareholders as items of interest excludable from their gross income for Federal income tax purposes under Section 103(a) of the Code. However, a Shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under
Section 103(a) of the Code if such Shareholder is a "substantial user" or a "related person" to such user under Section 147(a) of the Code with respect to any of the Exempt Securities held by the Tennessee Fund. If a Shareholder receives an exempt-interest dividend with respect to any Share and such Share is held by the Shareholder for six months or less, any loss on the sale or exchange of such Share shall be disallowed to the extent of the amount of such exempt-interest dividend.

      In general, interest on indebtedness incurred or continued by a Shareholder to purchase or carry Shares is not deductible for federal income tax purposes if the Tennessee Fund distributes exempt-interest dividends during the Shareholder's taxable year. A Shareholder of the Tennessee Fund that is a financial institution may not deduct interest expense attributable to indebtedness incurred or continued to purchase or carry Shares of the Tennessee Fund if the Tennessee Fund distributes exempt-interest dividends during the Shareholder's taxable year. Certain federal income tax deductions of property and casualty insurance companies holding Shares of the Tennessee Fund and receiving exempt-interest dividends may also be adversely affected. In certain limited instances, the portion of Social Security benefits received by a Shareholder which may be subject to federal income tax may be affected by the amount of tax-exempt interest income, including exempt-interest dividends received by Shareholders of the Tennessee Fund.

      In the event the Tennessee Fund realizes long-term capital gains, such Fund intends to distribute any realized net long-term capital gains annually. If the Tennessee Fund distributes such gains, such Fund will have no tax liability with respect to such gains, and the distributions will be taxable to Shareholders as long-term capital gains regardless of how long the Shareholders have held their Shares. Any such distributions will be designated as a capital gain dividend in a written notice mailed by the Tennessee Fund to the Shareholders not later than sixty days after the close of the Tennessee Fund's taxable year. It should be noted, however, that capital gains are taxed like ordinary income except that net capital gains of individuals are subject to a maximum federal income tax rate of 28%. Net capital gains are the excess of net long-term capital gains over net short-term capital losses. Any net short-term capital gains are taxed at ordinary income tax rates. If a Shareholder receives a capital gain dividend with respect to any Share and then sells the Share before he has held it for more than six months, any loss on the sale of the Share is treated as long-term capital loss to the extent of the capital gain dividend received.

      Interest earned on certain municipal obligations issued on or after August 8, 1986, to finance certain private activities will be treated as a tax preference item in computing the alternative minimum tax. It is likely that exempt-interest dividends received by Shareholders from the Tennessee Fund will also be treated as tax preference items in computing the alternative minimum tax to the extent that distributions by the Tennessee Fund are attributable to such obligations. Also, a portion of all other interest excluded from gross income for federal income tax purposes earned by a corporation may be subject to the alternative minimum tax as a result of the inclusion in alternative minimum taxable income of 75% of the excess of adjusted current earnings and profits over pre-book alternative minimum taxable income. Adjusted current earnings and profits would include exempt-interest dividends distributed by the Tennessee Fund to corporate Shareholders. For individuals the alternative minimum tax rate is 26% on alternative minimum taxable income up to $175,000 and 28% on the excess of $175,000; for corporations the alternative minimum tax rate is 20%.

      For taxable years of corporations beginning before 1996, the Superfund Revenue Act of 1986 imposes an additional tax (which is deductible for federal income tax purposes) on a corporation at a rate of 0.12 of one percent on the excess over $2,000,000 of such corporation's "modified alternative minimum taxable income", which would include a portion of the exempt-interest dividends distributed by the Tennessee Fund to such corporation. In addition, exempt-interest dividends distributed to certain foreign corporations doing business in the United States could be subject to a branch profits tax imposed by Section 884 of the Code.

      Distributions of exempt-interest dividends by the Tennessee Fund may be subject to state and local taxes even though a substantial portion of such distributions may be derived from interest on obligations which, if received directly, would be exempt from such taxes. The Tennessee Fund will report to its Shareholders annually after the close of its taxable year the percentage and source, on a state-by-state basis, of interest income earned on municipal obligations held by the Tennessee Fund during the preceding year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

      As indicated in the Prospectus, the Tennessee Fund may acquire rights regarding specified portfolio securities under puts. See "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments - Puts" in this Statement of Additional Information. The policy of the Tennessee Fund is to limit its acquisition of puts to those under which it will be treated for federal income tax purposes as the owner of the Exempt Securities acquired subject to the put and the interest on the Exempt Securities will be tax-exempt to it. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the Tennessee Fund could acquire under the 1940 Act. Therefore, although the Tennessee Fund will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion.

      Although the Tennessee Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Tennessee Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year the Tennessee Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its Shareholders). In such event, dividend distributions would be taxable to Shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

      Income itself exempt from Federal income taxation may be considered in addition to taxable income when determining whether Social Security payments received by a Shareholder are subject to federal income taxation.

      General. Each Fund may be required by federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions to any Shareholder, and the proceeds of redemption or the values of any exchanges of Shares of a Fund, if such Shareholder (1) fails to furnish the Fund with a correct taxpayer identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Fund that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security number.

      Information set forth in the Prospectus and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of Shares of a Fund. No attempt has been made to present a detailed explanation of the Federal income tax treatment of a Fund or its Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.


      Information as to the federal income tax status of all distributions will be mailed annually to each Shareholder.

Seven-Day Yield of the Money Market Fund

      For the seven-day period ended June 30, 1996, the Money Market Fund's seven-day yield and seven-day effective yield were 4.40% and 4.50%, respectively. For the 30-day period ended June 30, 1996, the yield and effective yield for the Money Market Fund were 4.42% and 4.51%, respectively. The standardized seven-day yield for the Money Market Fund is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account in the Money Market Fund having a balance of one Share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7). The net change in the account value of the Money Market Fund includes the value of additional Shares purchased with dividends from the original Share, dividends declared on both the original Share and any such additional Shares, and all fees, other than nonrecurring account or sales charges, that are charged to all Shareholder accounts in proportion to the length of the base period and assuming the Money Market Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The 30-day yield is calculated as described above except that the base period is 30 days rather than seven days.

      The effective yield for the Money Market Fund is computed by compounding the base period return, as calculated above, by adding 1 to the base period return raising the sum to a power equal to 365 divided by seven and subtracting 1 from the result.

Yields of the Other Funds

      As summarized in the Prospectus under the heading "PERFORMANCE INFORMATION," yields of the Funds will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by a Fund Share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of these Funds will vary from time to time depending upon market conditions, the composition of the particular Fund's portfolio and operating expenses of the Group allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's Shares and to the relative risks associated with the investment objectives and policies of each of the Funds.

      In addition, with respect to the Tennessee Fund, tax equivalent yields will be computed by dividing that portion of such Fund's yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding that result to that portion, if any, of the yield of that Fund which is not tax-exempt.


      For the 30-day period ended June 30, 1996, the yields for the Fixed Income Fund, the Tennessee Fund, and the Government Securities Fund were 6.58%, 7.56%, and 5.36%, respectively, assuming the imposition of the maximum sales charge, and 6.79%, 7.79%, and 5.47%, respectively, excluding the effect of a sales charge. If the fee waivers and/or expense reimbursements described above and in the Prospectus had not been in place, the yields for the Fixed Income Fund, the Tennessee Fund and the Government Securities Fund, assuming the imposition of the maximum sales charge, would have been 6.38%, 6.76% and 4.62%, respectively, and 6.58%, 6.76% and 4.62%, respectively, excluding the effect of a sales charge. For the same period, the tax equivalent yields for the Tennessee Fund, assuming a 39.6% federal tax rate, were 12.52%, assuming the imposition of the maximum sales charge, and 12.90%, excluding the effect of a sales charge, and without the fee waivers and/or expense reimbursements, such tax equivalent yields would have been 11.19% and 11.54%, respectively.

      The 30-day yields and tax equivalent yields for the Tennessee Fund as reported above for the 30-day period ended June 30, 1996, are abnormally high and are not representative of the yields for such Fund during the year ended June 30, 1996. While these yields have been calculated properly according to the rules of the Securities and Exchange Commission, the Tennessee Fund experienced a substantial one-time payment of interest on a defaulted security during that 30-day period which resulted in the temporarily high level of income for such Fund.


Tax-Free vs. Taxable Income

      The table below show the effect, as of the date hereof, of the tax status of bonds on the tax equivalent yield received by their holders under the regular Federal income tax and the Tennessee Hall Income tax laws. They give the approximate yield a taxable security must earn for residents of Tennessee, at various income brackets to produce after-tax yields equivalent to those of tax exempt bonds yielding varying rates from 4% to 10%. This table, however, does not reflect the phase out of itemized deductions for certain high income taxpayers.

Single Return         $0 - $24,000    $24,001 -     $ 58,151 -     $121,301 -     $263,751 -
                                       58,150        121,300        263,750

Joint Return          $0 - $40,100    $40,101 -     $ 96,901 -     $147,701 -     $263,751 -
                                       96,900        147,700        263,750

If your combined
federal and state
tax bracket is...        20.10%         32.32%        35.14%         39.84%         43.22%

And you have a                             Then you'll be earning the
tax-exempt invest-                         equivalent of a taxable
ment yielding...                           investment yielding...

     4.00%                5.01%          5.91%         6.17%          6.65%          7.05%
     4.50%                5.63%          6.65%         6.94%          7.48%          7.93%
     5.00%                6.26%          7.39%         7.71%          8.31%          8.81%
     5.50%                6.88%          8.13%         8.48%          9.14%          9.69%
     6.00%                7.51%          8.87%         9.25%          9.97%         10.57%
     6.50%                8.14%          9.60%        10.02%         10.80%         11.45%
     7.00%                8.76%         10.34%        10.79%         11.64%         12.33%
     7.50%                9.39%         11.08%        11.56%         12.47%         13.21%
     8.00%               10.01%         11.82%        12.33%         13.30%         14.09%
     8.50%               10.64%         12.56%        13.11%         14.13%         14.97%
     9.00%               11.26%         13.30%        13.88%         14.90%         15.85%
     9.50%               11.89%         14.04%        14.65%         15.79%         16.73%
    10.00%               12.52%         14.78%        15.42%         16.62%         17.61%

Calculation of Total Return

      As summarized in the Prospectus under the heading "PERFORMANCE INFORMATION," average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by:
(1) adding to the total number of Shares purchased by a hypothetical $1,000 investment in that Fund (less the maximum sales charge, if any) all additional Shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of Shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year. Each Fund, however, may also advertise aggregate total return in addition to average annual total return. Aggregate total return is a measure of the change in value of an investment in a Fund over the relevant period and is calculated similarly to average annual total return except that the result is not annualized.

      For the one year and five year periods ended June 30, 1996, and the respective periods from commencement of operations to June 30, 1996, the average annual returns with the maximum sales charge and without the maximum sales charges for the Funds were as follows:


                                 With Maximum               Without Maximum
                                 ------------               ---------------
                                 Sales Charge                Sales Charge
                                 ------------                ------------
                                            Since                         Since
                                            -----                         -----
          Fund            1 Year  5 Year  Inception   1 Year   5 Year   Inception
          ----            ------  ------  ---------   ------   ------   ---------
Money Market Fund(1)       4.75%                       4.75%

Value Fund(2)             15.04%    --      12.41%    20.50%      --      13.52%

Fixed Income Fund(2)      -2.02%    --       3.49%     1.05%      --       4.17%

Tennessee Fund(3)          1.57%    --       3.64%     4.67%      --       4.51%

Government Securities      1.11%    --       4.04%     3.21%      --       4.97%
Fund(4)

Growth Fund(4)            14.08%    --      16.54%    19.44%      --      18.98%

(1)   Commenced operations July 25, 1988.

(2)   Commenced operations October 31, 1991.

(3)   Commenced operations November 4, 1992.

(4)   Commenced operations April 15, 1994.

Distribution Rates

      Each of the Funds, other than the Money Market Fund, may from time to time advertise current distribution rates which are calculated in accordance with the method disclosed in the Prospectus. For the fiscal year ended June 30, 1996, the distribution rates, including the maximum sales load and capital gains; the distribution rates, excluding the effect of capital gains but including a sales load; and the distribution rates, excluding the effect of both capital gains and a sales load, for the Value Fund, the Fixed Income Fund, the Tennessee Fund, the Government Securities Fund and the Growth Fund, respectively, were as follows:

                                          Excluding Capital
                      Including Maximum       Gains But        Excluding Both
                       Sales Load and     Including Maximum   Capital Gains and
        Fund            Capital Gains        Sales Load      Maximum Sales Load
        ----          -----------------   -----------------  ------------------
Value Fund                  4.13%                .91%                .95%

Fixed Income Fund           6.69%               6.69%               6.90%

Tennessee Fund              5.22%               5.22%               5.38%

Government
Securities Fund             5.25%               5.25%               5.36%

Growth Fund                 2.98%               1.29%               1.35%

Performance Comparisons

      Investors may judge the performance of the Funds by comparing them to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, Morningstar, Inc., Ibbotson Associates, CDA/Wiesenberger, The New York Times, Business Week, U.S.A. Today and local periodicals. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of the Adviser in comparison to other investment advisers and to other banking institutions.

      From time to time, the Group may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Group;
(5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and
(9) testimonials describing the experience of persons that have invested in one or more of the Funds. The Group may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund. In addition, the Tennessee Fund may include in its advertisements charts comparing various tax-free yields to taxable yield equivalents at different income levels.

      Current yields or total return will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or total return may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and total return are functions of a Fund's quality, composition and maturity, as well as expenses allocated to such Fund. Fees imposed upon Customer accounts by the Adviser or its affiliated or correspondent banks for cash management services will reduce a Fund's effective yield and total return to Customers.

Miscellaneous

      Individual Trustees are generally elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Generally, shareholders owning not less than 20% of the outstanding shares of the Group entitled to vote may cause the Trustees to call a special meeting. However, the Group has represented to the Commission that the Trustees will call a special meeting for the purpose of considering the removal of one or more Trustees upon written request therefor from shareholders owning not less than 10% of the outstanding votes of the Group entitled to vote. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

      The Group is registered with the Commission as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Group.

      The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

      The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

                        INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Trustees
  The Sessions Group-
  The Riverside Capital Funds:

We have audited the accompanying statements of assets and liabilities of The Sessions Group- The Riverside Capital Funds (comprised of the Riverside Capital Money Market Fund, Riverside Capital Value Equity Fund, Riverside Capital Growth Fund, Riverside Capital Fixed Income Fund, Riverside Capital Low Duration Government Securities Fund and Riverside Capital Tennessee Municipal Obligations Fund), including the schedules of portfolio investments as of June 30, 1996, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of The Sessions Group - The Riverside Capital Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 1996 by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The Session Group - The Riverside Capital Funds at June 30, 1996, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


                                        KPMG Peat Marwick LLP

Columbus, Ohio
August 26, 1996

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JUNE 30, 1996

                                          MONEY           VALUE
                                          MARKET         EQUITY       GROWTH
                                           FUND           FUND         FUND
                                       ------------    -----------  -----------
               ASSETS:
Investments, at value (cost
 $125,869,852; $66,911,792; and
 $28,072,751, respectively)..........  $125,869,852    $80,426,289  $33,878,339
Repurchase agreements (cost
 $7,714,419).........................     7,714,419            --           --
                                       ------------    -----------  -----------
Total investments....................   133,584,271     80,426,289   33,878,339
Interest and dividends receivable....     1,122,472        214,984       75,842
Receivable from brokers for
 investments sold....................           --         470,068          --
Prepaid expenses.....................        26,402          7,278        3,142
                                       ------------    -----------  -----------
  Total Assets.......................   134,733,145     81,118,619   33,957,323
                                       ------------    -----------  -----------
            LIABILITIES:
Dividends payable....................       502,254            --           --
Payable to brokers for investments
 purchased...........................           --             --       166,450
Accrued expenses and other payables:
  Investment advisory fees...........         3,854          6,024          971
  Administration fees................         7,351          4,473        1,390
  Administrative services fees.......        13,805         12,959        4,351
  12b-1 fees.........................        25,042          2,720        1,121
  Custodian and accounting fees......         1,103          3,736        2,003
  Legal and audit fees...............        29,881         24,544       11,142
  Printing fees......................         3,293          4,899          785
  Transfer agent fees................           939          3,951          735
  Other..............................           --             179        1,006
                                       ------------    -----------  -----------
  Total Liabilities..................       587,522         63,485      189,954
                                       ------------    -----------  -----------
             NET ASSETS:
Capital..............................   134,348,768     60,131,224   27,015,438
Undistributed net investment income..           --         106,815       11,382
Net unrealized appreciation on
 investments.........................           --      13,514,497    5,805,588
Accumulated undistributed net
 realized gains (losses) on
 investment transactions.............      (203,145)     7,302,598      934,961
                                       ------------    -----------  -----------
  Net Assets.........................  $134,145,623    $81,055,134  $33,767,369
                                       ============    ===========  ===========
Outstanding units of beneficial
 interest (shares)...................   134,348,769      5,573,485    2,409,383
                                       ============    ===========  ===========
Net asset value--redemption price
 per share...........................  $       1.00    $     14.54  $     14.01
                                       ============    ===========  ===========
Maximum Sales Charge.................                         4.50%        4.50%
                                                       ===========  ===========
Maximum Offering Price (100%/(100%--
 Maximum Sales Charge) of net asset
 value adjusted to nearest cent) per
 share...............................  $       1.00(a) $     15.23  $     14.67
                                       ============    ===========  ===========

------
(a) Offering price and redemption price are the same for the Money Market Fund.

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JUNE 30, 1996

                                                        LOW DURATION  TENNESSEE
                                                         GOVERNMENT   MUNICIPAL
                                          FIXED INCOME   SECURITIES  OBLIGATIONS
                                              FUND          FUND        FUND
                                          ------------  ------------ -----------
                ASSETS:
Investments, at value (cost $29,370,100;
 $7,363,027; and $18,441,220, respec-
 tively)................................  $29,388,109    $7,354,770  $18,683,329
Interest and dividends receivable.......      654,353       134,738      396,380
Receivable from brokers for investments
 sold...................................    3,140,789           --           --
Unamortized organization costs..........          --            --        11,952
Prepaid expenses........................        3,143           617        4,418
                                          -----------    ----------  -----------
  Total Assets..........................   33,186,394     7,490,125   19,096,079
                                          -----------    ----------  -----------
              LIABILITIES:
Cash overdraft..........................      399,580         1,185       35,935
Payable to brokers for investments pur-
 chased.................................    3,779,764           --           --
Accrued expenses and other payables:
  Investment advisory fees..............        1,541           --            78
  Administration fees...................        1,577           303        1,034
  Administrative services fees..........        2,700         1,686        1,880
  12b-1 fees............................          945         1,475        1,548
  Custodian and accounting fees.........        5,133         9,332        1,452
  Trustees' fees........................          479            42          205
  Legal and audit fees..................       13,735        10,880       13,186
  Transfer agent fees...................        2,892         1,136        1,762
  Printing fees.........................        2,713         2,460        1,911
  Other.................................      128,126           635          --
                                          -----------    ----------  -----------
  Total Liabilities.....................    4,339,185        29,134       58,991
                                          -----------    ----------  -----------
              NET ASSETS:
Capital.................................   35,111,736     7,487,755   19,961,714
Undistributed net investment income.....       72,377        15,797       41,200
Net unrealized appreciation (deprecia-
 tion) on investments...................       18,009        (8,257)     242,109
Accumulated undistributed net realized
 losses on investment transactions......   (6,354,913)      (34,304)  (1,207,935)
                                          -----------    ----------  -----------
  Net Assets............................  $28,847,209    $7,460,991  $19,037,088
                                          ===========    ==========  ===========
Outstanding units of beneficial interest
 (shares)...............................    3,289,966       750,109    1,949,549
                                          ===========    ==========  ===========
Net asset value--redemption price per
 share..................................  $      8.77    $     9.95  $      9.76
                                          ===========    ==========  ===========
Maximum Sales Charge....................         3.00%         2.00%        3.00%
                                          ===========    ==========  ===========
Maximum Offering Price (100%/(100%--Max-
 imum Sales Charge) of net asset value
 adjusted to nearest cent) per share....  $      9.04    $    10.15  $     10.06
                                          ===========    ==========  ===========

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1996

                                             MONEY        VALUE
                                             MARKET      EQUITY       GROWTH
                                              FUND        FUND         FUND
                                           ----------  -----------  ----------
INVESTMENT INCOME:
  Interest income......................... $8,446,191  $    47,939  $   49,358
  Dividend income.........................         --    2,101,037     637,528
                                           ----------  -----------  ----------
  Total Income............................  8,446,191    2,148,976     686,886
                                           ----------  -----------  ----------
EXPENSES:
  Investment advisory fees................    524,476      747,594     284,790
  Administration fees.....................    299,701      166,025      56,958
  Administrative services fees............    374,626      207,537      71,198
  12b-1 fees..............................    374,626      207,537      71,198
  Custodian and accounting fees...........     67,844       45,604      34,999
  Legal and audit fees....................     45,430       29,575       5,713
  Organization costs......................         --           --       5,124
  Trustees' fees and expenses.............     13,828        7,445       2,428
  Transfer agent fees.....................     31,646       41,742      21,594
  Interest expense........................     20,788           --          --
  Registration and filing fees............      7,214       10,730       3,049
  Printing costs..........................     24,317       14,247       1,895
  Other...................................     14,944        8,132       1,579
                                           ----------  -----------  ----------
  Expenses before fee waivers.............  1,799,440    1,486,168     560,525
  Less: Fee waivers.......................   (314,686)    (174,337)   (262,782)
                                           ----------  -----------  ----------
  Net Expenses............................  1,484,754    1,311,831     297,743
                                           ----------  -----------  ----------
  Net Investment Income...................  6,961,437      837,145     389,143
                                           ----------  -----------  ----------
REALIZED/UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investment
     transactions.........................    141,785    9,340,011   1,167,209
  Change in unrealized appreciation on
     investments..........................         --    5,384,702   3,513,955
                                           ----------  -----------  ----------
  Net realized/unrealized gains on
      investments.........................    141,785   14,724,713   4,681,164
                                           ----------  -----------  ----------
Change in net assets resulting from
  operations.............................. $7,103,222  $15,561,858  $5,070,307
                                           ==========  ===========  ==========

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1996

                                                      LOW DURATION  TENNESSEE
                                            FIXED      GOVERNMENT   MUNICIPAL
                                           INCOME      SECURITIES  OBLIGATIONS
                                            FUND          FUND        FUND
                                         -----------  ------------ -----------
INVESTMENT INCOME:
  Interest income....................... $ 2,583,016   $ 511,233   $ 1,277,149
  Dividend income.......................     105,493          22           --
                                         -----------   ---------   -----------
  Total Income..........................   2,688,509     511,255     1,277,149
                                         -----------   ---------   -----------
EXPENSES:
  Investment advisory fees..............     223,976      38,565       129,939
  Administration fees...................      68,916      15,426        39,991
  Administrative services fees..........      86,072      19,283        49,977
  12b-1 fees............................      86,072      19,283        49,977
  Custodian and accounting fees.........      59,324      41,676        50,864
  Legal and audit fees..................      15,283       7,329         8,927
  Organization costs....................         --        3,294         9,025
  Trustees' fees and expenses...........       4,267         848         2,071
  Transfer agent fees...................      24,049      18,791        20,871
  Registration and filing fees..........       5,125       3,787           366
  Printing costs........................       5,972         751         2,312
  Other.................................       4,124         848         2,062
                                         -----------   ---------   -----------
  Expenses before fee waivers...........     583,180     169,881       366,382
  Less: Fee waivers.....................     (72,216)    (58,617)     (169,544)
                                         -----------   ---------   -----------
  Net Expenses..........................     510,964     111,264       196,838
                                         -----------   ---------   -----------
  Net Investment Income.................   2,177,545     399,991     1,080,311
                                         -----------   ---------   -----------
REALIZED/UNREALIZED LOSSES ON
INVESTMENTS:
  Net realized losses on investment
     transactions.......................  (1,646,585)     (1,813)      (37,429)
  Change in unrealized appreciation
     (depreciation) on investments......      29,430    (149,458)     (106,825)
                                         -----------   ---------   -----------
  Net realized/unrealized losses on
     investments........................  (1,617,155)   (151,271)     (144,254)
                                         -----------   ---------   -----------
  Change in net assets resulting from
     operations......................... $   560,390   $ 248,720   $   936,057
                                         ===========   =========   ===========

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                              MONEY MARKET FUND            VALUE EQUITY FUND              GROWTH FUND
                          ----------------------------  --------------------------  ------------------------
                           YEAR  ENDED    YEAR  ENDED   YEAR  ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                            JUNE 30,       JUNE 30,       JUNE 30,      JUNE 30,     JUNE 30,     JUNE 30,
                              1996           1995           1996         1995          1996         1995
                          -------------  -------------  ------------  ------------  -----------  -----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income..  $   6,961,437  $   6,920,710  $    837,145  $    899,777  $   389,143  $   194,157
 Net realized gains
   (losses)
   on investment
   transactions.........        141,785       (948,499)    9,340,011       953,377    1,167,209      273,411
 Net change in
   unrealized
   appreciation on
   investments..........             --             --     5,384,702     3,898,036    3,513,955    2,415,733
                          -------------  -------------  ------------  ------------  -----------  -----------
 Change in net assets
   resulting from
   operations...........      7,103,222      5,972,211    15,561,858     5,751,190    5,070,307    2,883,301
                          -------------  -------------  ------------  ------------  -----------  -----------
DISTRIBUTIONS TO
SHAREHOLDERS:
 From net investment
   income...............     (6,961,437)    (6,920,710)     (827,973)     (841,639)    (389,143)    (165,741)
 In excess of net
   investment income....             --             --            --            --      (19,825)          --
 From net realized gains
   on investments.......             --             --    (2,982,043)    (953,377)     (505,659)          --
 In excess of net
   realized
   gains on investments.             --             --            --    (4,237,871)          --           --
                          -------------  -------------  ------------  ------------  -----------  -----------
 Change in net assets
   from shareholder
   distributions........     (6,961,437)    (6,920,710)   (3,810,016)   (6,032,887)    (914,627)    (165,741)
                          -------------  -------------  ------------  ------------  -----------  -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
   issued...............    426,124,612    481,425,381     5,108,660     9,107,308   10,696,082   13,601,991
 Dividends reinvested...        512,232        559,926     1,808,516     2,629,804      383,839       85,237
 Cost of shares
   redeemed.............   (450,674,926)  (451,762,504)  (17,877,680)  (10,424,030)  (2,953,582)  (1,264,531)
                          -------------  -------------  ------------  ------------  -----------  -----------
 Change in net assets
   from capital
   transactions.........    (24,038,082)    30,222,803   (10,960,504)    1,313,082    8,126,339   12,422,697
                          -------------  -------------  ------------  ------------  -----------  -----------
 Capital contribution...        138,311        628,737            --            --           --           --
                          -------------  -------------  ------------  ------------  -----------  -----------
 Change in net assets...    (23,757,986)    29,903,041       791,338     1,031,385   12,282,019   15,140,257
NET ASSETS:
 Beginning of period....    157,903,609    128,000,568    80,263,796    79,232,411   21,485,350    6,345,093
                          -------------  -------------  ------------  ------------  -----------  -----------
 End of period..........  $ 134,145,623  $ 157,903,609  $ 81,055,134  $ 80,263,796  $33,767,369  $21,485,350
                          =============  =============  ============  ============  ===========  ===========
SHARE TRANSACTIONS:
 Issued.................    426,124,613    481,425,381       373,123       734,724      832,694    1,231,162
 Reinvested.............        512,232        559,926       133,595       232,650       29,644        7,846
 Redeemed...............   (450,674,926)  (451,762,504)   (1,290,025)     (862,147)    (222,427)    (115,950)
                          -------------  -------------  ------------  ------------  -----------  -----------
 Change in shares.......    (24,038,081)    30,222,803      (783,307)      105,227      639,911    1,123,058
                          =============  =============  ============  ============  ===========  ===========

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                     LOW DURATION GOVERNMENT     TENNESSEE MUNICIPAL
                             FIXED INCOME FUND           SECURITIES FUND          OBLIGATIONS FUND
                         --------------------------  ------------------------  ------------------------
                          YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                           JUNE 30,      JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                             1996          1995         1996         1995         1996         1995
                         ------------  ------------  -----------  -----------  -----------  -----------
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income.. $  2,177,545  $  2,614,835  $   399,991  $   464,598  $ 1,080,311  $ 1,030,817
 Net realized losses on
   investment
   transactions.........   (1,646,585)   (3,007,163)      (1,813)     (21,516)     (37,429)    (980,042)
 Net change in
   unrealized
   appreciation
   (depreciation)
   on investments.......       29,430     2,284,408     (149,458)     187,815     (106,825)     925,567
                         ------------  ------------  -----------  -----------  -----------  -----------
 Change in net assets
   resulting from
   operations...........      560,390     1,892,080      248,720      630,897      936,057      976,342
                         ------------  ------------  -----------  -----------  -----------  -----------
DISTRIBUTIONS TO
    SHAREHOLDERS:
 From net investment
   income...............   (2,163,561)   (2,614,835)    (399,991)    (454,961)  (1,077,559)  (1,021,053)
 In excess of net
   investment income....          --        (39,804)      (3,182)         --           --           --
 In excess of net
   realized gains on
   investments..........     (104,990)          --        (2,537)         --          (906)         --
                         ------------  ------------  -----------  -----------  -----------  -----------
                           (2,268,551)   (2,654,639)    (405,710)    (454,961)  (1,078,465)  (1,021,053)
                         ------------  ------------  -----------  -----------  -----------  -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
   issued...............    2,751,575     9,410,452      688,187    2,084,648    3,937,416    8,742,390
 Dividends reinvested...      971,603       957,588      339,394      404,688      294,830      262,359
 Cost of shares
   redeemed.............  (12,664,268)  (12,417,944)  (1,062,808)  (2,704,498)  (5,879,537)  (8,098,317)
                         ------------  ------------  -----------  -----------  -----------  -----------
 Change in net assets
   from capital
   transactions.........   (8,941,090)   (2,049,904)     (35,227)    (215,162)  (1,647,291)     906,432
                         ------------  ------------  -----------  -----------  -----------  -----------
 Change in net assets...  (10,649,251)   (2,812,463)    (192,217)     (39,226)  (1,789,699)     861,721
NET ASSETS:
 Beginning of period....   39,496,460    42,308,923    7,653,208    7,692,434   20,826,787   19,965,066
                         ------------  ------------  -----------  -----------  -----------  -----------
 End of period.......... $ 28,847,209  $ 39,496,460  $ 7,460,991  $ 7,653,208  $19,037,088  $20,826,787
                         ============  ============  ===========  ===========  ===========  ===========
SHARE TRANSACTIONS:
 Issued.................      300,179     1,017,567       67,717      212,299      402,934      903,304
 Reinvested.............      106,183       103,889       33,512       41,066       30,243       27,164
 Redeemed...............   (1,377,873)   (1,347,411)    (105,303)    (273,850)    (600,866)    (848,954)
                         ------------  ------------  -----------  -----------  -----------  -----------
 Change in shares.......     (971,511)     (225,955)      (4,074)     (20,485)    (167,689)      81,514
                         ============  ============  ===========  ===========  ===========  ===========

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1996

  PRINCIPAL                          SECURITY                         AMORTIZED
   AMOUNT                          DESCRIPTION                           COST
 ----------- -------------------------------------------------------  ----------
 U.S. GOVERNMENT AGENCIES (93.8%):
 A.I.D. to Israel:
 $ 1,510,000 5.45%, 11/15/99*.......................................  $1,495,175
 A.I.D. to Jamaica:
     750,000 5.94%, 10/5/12*........................................     755,694
 Federal Farm Credit Bank:
   5,000,000 5.26%, 7/1/96..........................................   5,000,000
 Federal Home Loan Bank:
   5,000,000 5.31%, 12/27/96........................................   5,000,000
   1,000,000 5.31%, 2/14/97*........................................     999,194
   2,000,000 5.28%, 4/4/97*.........................................   1,999,037
 Federal National Mortgage Assoc.:
  10,000,000 5.30%, 12/26/96........................................   9,996,307
  10,000,000 5.24%, 3/25/97*........................................   9,996,291
   3,000,000 5.49%, 7/28/97*........................................   2,990,232
   5,000,000 5.43%, 9/2/97*.........................................   4,995,023
 Student Loan Marketing Assoc.:
   7,000,000 5.54%, 7/11/96*........................................   7,000,000
   2,000,000 5.39%, 9/12/96*........................................   2,000,000
     650,000 5.61%, 11/27/96*.......................................     650,226
   3,750,000 5.56%, 3/3/97*.........................................   3,750,000
   1,000,000 5.70%, 4/21/97*........................................   1,002,820
  10,000,000 5.41%, 10/14/97*.......................................   9,990,711

  PRINCIPAL                        SECURITY                         AMORTIZED
   AMOUNT                         DESCRIPTION                          COST
 ----------- ----------------------------------------------------  ------------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Student Loan Marketing Assoc., continued:
 $ 4,830,000 5.41%, 11/24/97*....................................  $  4,820,654
   8,000,000 5.43%, 8/20/98*.....................................     7,989,927
   2,000,000 5.43%, 9/28/98*.....................................     1,997,352
   9,000,000 5.43%, 11/10/98*....................................     8,987,219
   6,000,000 5.45%, 1/13/99*.....................................     5,982,614
   6,850,000 5.45%, 2/8/99*......................................     6,835,109
   1,000,000 5.45%, 7/12/99*.....................................       994,323
  14,000,000 5.46%, 8/2/99*......................................    13,984,811
 Overseas Private Investment Corp.:
   6,641,000 5.75%, 6/1/00*......................................     6,657,133
                                                                   ------------
   Total U.S. Government Agencies                                   125,869,852
                                                                   ------------
   Total Investments, at amortized cost                             125,869,852
                                                                   ------------
 REPURCHASE AGREEMENTS (5.8%):
   7,714,419 Zions Securities, 5.30%, 7/1/96 (Collateralized by
             $7,420,000 U.S. Treasury Notes, 7.25%, 8/15/04,
             market value--$7,887,649)...........................     7,714,419
                                                                   ------------
   Total Repurchase Agreements                                        7,714,419
                                                                   ------------
   Total (Cost--$133,584,271)(a)                                   $133,584,271
                                                                   ============
------

Percentages indicated are based on net assets of $134,145,623.
(a) Cost and value for federal income tax and financial reporting purposes are the same.
  * Floating Variable Rate Certificates are securities with interest rates that change periodically and are payable on different dates ranging from daily, weekly, monthly, quarterly or semi-annually. The interest rate is based on an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on June 30, 1996.

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL VALUE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1996

                                   SECURITY                            MARKET
  SHARES                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (98.7%):
 Automobiles (3.5%):
    74,900 Echlin, Inc............................................   $ 2,836,838
                                                                     -----------
 Banking (1.3%):
    36,965 First Hawaiian, Inc. ..................................     1,053,503
                                                                     -----------
 Computers & Peripherals (5.8%):
   203,650 Amdahl Corp. (b).......................................     2,189,238
    25,200 I.B.M. Corp............................................     2,494,800
                                                                     -----------
                                                                       4,684,038
                                                                     -----------
 Department Stores (3.1%):
   155,000 Global Industries
            Technology, Inc. (b)..................................     2,480,000
                                                                     -----------
 Electrical Equipment (2.6%):
   109,700 Augat, Inc. ...........................................     2,098,013
                                                                     -----------
 Entertainment (3.6%):
    81,300 Hasbro, Inc. ..........................................     2,906,475
                                                                     -----------
 Financial Services (3.4%):
    61,046 Travelers, Inc.........................................     2,785,201
                                                                     -----------
 Food Processing & Packaging (5.5%):
   164,100 J & J Snack Foods, Inc. (b)............................     1,887,150
   117,050 McCormick & Company, Inc...............................     2,589,731
                                                                     -----------
                                                                       4,476,881
                                                                     -----------
 Hotels & Motels (3.2%):
   227,500 Equity Inns, Inc.......................................     2,616,250
                                                                     -----------
 Insurance (8.5%):
    23,000 Phoenix Re Corp........................................       557,750
    53,800 SunAmerica, Inc........................................     3,039,700
    52,600 UNUM Corp..............................................     3,274,350
                                                                     -----------
                                                                       6,871,800
                                                                     -----------
 Medical Services (3.0%):
   102,700 Value Health, Inc. (b).................................     2,426,288
                                                                     -----------
 Metal & Mineral Production (2.7%):
    55,650 Cleveland Cliffs.......................................     2,177,306
                                                                     -----------
 Mobile Homes & Manufactured Housing (3.2%):
   104,300 Skyline Corp...........................................     2,607,500
                                                                     -----------

                                   SECURITY                            MARKET
  SHARES                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Oil & Gas (3.3%):
   108,380 Valero Energy Corp.....................................   $ 2,709,500
                                                                     -----------
 Oilfield Equipment & Services (3.3%):
    75,195 B. J. Services (b).....................................     2,641,224
                                                                     -----------
 Pollution Control Services & Equipment (3.9%):
   178,700 Safety Kleen...........................................     3,127,250
                                                                     -----------
 Real Estate Investment Trusts (9.7%):
    88,938 Mid-America Apartment Community........................     2,256,802
    75,260 Storage USA............................................     2,427,135
   127,625 Transnational Re Corp..................................     3,142,765
                                                                     -----------
                                                                       7,826,702
                                                                     -----------
 Restaurants (3.0%):
   226,600 Darden Restaurants, Inc................................     2,435,950
                                                                     -----------
 Retail (7.8%):
   262,650 Burlington Coat Factory (b)............................     2,757,825
   327,100 Hancock Fabrics........................................     3,598,100
                                                                     -----------
                                                                       6,355,925
                                                                     -----------
 Savings & Loan Companies (3.8%):
   113,100 Ahmanson (HF) & Co.....................................     3,053,700
                                                                     -----------
 Steel (2.7%):
   132,400 Birmingham Steel Corp..................................     2,168,050
                                                                     -----------
 Tobacco (7.7%):
    35,050 Philip Morris Cos., Inc................................     3,645,200
    77,000 UST, Inc...............................................     2,637,250
                                                                     -----------
                                                                       6,282,450
                                                                     -----------
 Trucking (4.1%):
   129,100 Werner Enterprises, Inc................................     3,356,599
                                                                     -----------
       Total Common Stocks                                            79,977,443
                                                                     -----------
 INVESTMENT COMPANIES (0.6%):
   443,929 Dreyfus Treasury Prime Fund............................       443,929
     4,917 Riverside Capital Money Market Fund....................         4,917
                                                                     -----------
 Total Investment Companies                                              448,846
                                                                     -----------
 Total (Cost--$66,911,792)(a)                                        $80,426,289
                                                                     ===========
------

Percentages indicated are based on net assets of $81,055,134.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:
      Unrealized appreciation...................................... $15,988,069
      Unrealized depreciation......................................  (2,473,572)
                                                                    -----------
      Net unrealized appreciation.................................. $13,514,497
                                                                    ===========
(b) Represents non-income producing securities.

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1996

                                  SECURITY                             MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------- ---------------------------------------------------------   -----------
 COMMON STOCKS (92.4%):
 Automotive Parts (3.8%):
  38,950 Titan Wheel International, Inc...........................   $   623,200
  33,200 Walbro Corp. ............................................       672,300
                                                                     -----------
                                                                       1,295,500
                                                                     -----------
 Banking (6.5%):
   9,500 NationsBank Corp.........................................       784,938
  14,200 Southern National Corp...................................       450,850
  34,200 SouthTrust Corp..........................................       961,875
                                                                     -----------
                                                                       2,197,663
                                                                     -----------
 Beverages (3.0%):
  20,800 Coca-Cola Co.............................................     1,016,600
                                                                     -----------
 Computers (1.3%):
  30,000 Checkmate Electronics, Inc. (b)..........................       435,000
                                                                     -----------
 Computers & Peripherals (2.0%):
  35,000 EMC Corp.(b).............................................       651,875
                                                                     -----------
 Construction (2.5%):
  42,756 Clayton Homes, Inc.......................................       855,120
                                                                     -----------
 Electrical Equipment (4.7%):
  18,500 General Electric Co. ....................................     1,600,250
                                                                     -----------
 Electronic & Electrical (5.4%):
  21,000 AMP, Inc. ...............................................       842,625
  15,500 Motorola, Inc. ..........................................       974,563
                                                                     -----------
                                                                       1,817,188
                                                                     -----------
 Food Processing & Packaging (4.7%):
  25,000 Nabisco Holdings Corp. ..................................       884,375
  22,000 Sara Lee Corp............................................       712,250
                                                                     -----------
                                                                       1,596,625
                                                                     -----------
 Insurance (8.4%):
   9,500 American International
          Group, Inc..............................................       936,937
  49,400 First Colony Corp........................................     1,531,400
   9,000 Providian Corp...........................................       385,875
                                                                     -----------
                                                                       2,854,212
                                                                     -----------
 Manufacturing-Capital Goods (3.3%):
  40,000 Metrotrans Corp. (b).....................................       560,000
  32,000 Wabash National Corp. ...................................       568,000
                                                                     -----------
                                                                       1,128,000
                                                                     -----------

                                  SECURITY                             MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------- ---------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Medical Services (1.6%):
  30,000 Healthsource, Inc. (b)...................................   $   525,000
                                                                     -----------
 Oil--Integrated Companies (4.7%):
   7,400 Atlantic Richfield Co....................................       876,900
   8,500 Texaco, Inc..............................................       712,938
                                                                     -----------
                                                                       1,589,838
                                                                     -----------
 Pharmaceuticals (6.5%):
  22,500 Abbott Laboratories......................................       978,750
  19,100 Schering-Plough..........................................     1,198,525
                                                                     -----------
                                                                       2,177,275
                                                                     -----------
 Pollution Control Services & Equipment (2.0%):
  23,500 Browning-Ferris Industries, Inc..........................       681,500
                                                                     -----------
 Real Estate Investment Trusts (5.3%):
  44,000 Merry Land & Investment Co...............................       924,000
  27,300 Storage USA..............................................       880,425
                                                                     -----------
                                                                       1,804,425
                                                                     -----------
 Restaurants (2.7%):
  37,000 Cracker Barrel Old Country Store, Inc....................       897,250
                                                                     -----------
 Retail (6.8%):
  45,000 Books-A-Million (b)......................................       376,875
  21,700 Home Depot, Inc..........................................     1,171,800
  29,000 Wal-Mart Stores, Inc. ...................................       735,875
                                                                     -----------
                                                                       2,284,550
                                                                     -----------
 Semiconductors (3.0%):
  13,800 Intel Corp...............................................     1,013,437
                                                                     -----------
 Services (Non-Financial) (2.5%):
  35,000 Rollins, Inc.............................................       822,500
                                                                     -----------
 Soaps & Cleaning Agents (2.1%):
   8,000 Procter & Gamble Co. ....................................       725,000
                                                                     -----------
 Tobacco (4.1%):
  13,200 Philip Morris Cos., Inc..................................     1,372,800
                                                                     -----------
 Toys & Bicycles--Manufacturing (3.0%):
  35,675 Mattel, Inc..............................................     1,021,196
                                                                     -----------
 Utilities--Telecommunications (2.5%):
  33,000 MCI Telecommunications
          Corp....................................................       845,625
                                                                     -----------
   Total Common Stocks                                                31,208,429
                                                                     -----------

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1996

                                   SECURITY                             MARKET
  SHARES                          DESCRIPTION                           VALUE
  ------   --------------------------------------------------------   ----------
 INVESTMENT COMPANIES (7.9%):
 1,334,955 Dreyfus Treasury Prime Fund.............................   $1,334,955
 1,334,955 Riverside Capital Money Market Fund.....................    1,334,955
                                                                      ----------

                                   SECURITY                             MARKET
  SHARES                          DESCRIPTION                           VALUE
  ------   --------------------------------------------------------   ----------
 INVESTMENT COMPANIES, CONTINUED:
   Total Investment Companies                                         $ 2,669,910
                                                                      -----------
   Total (Cost--$28,072,751)(a)                                       $33,878,339
                                                                      ===========

------

Percentages indicated are based on net assets of $33,767,369.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:
      Unrealized appreciation....................................... $6,581,859
      Unrealized depreciation.......................................   (776,271)
                                                                     ----------
      Net unrealized appreciation................................... $5,805,588
                                                                     ==========
(b) Represents non-income producing securities.

                       See notes to financial statements.

THE SESSION GROUP
RIVERSIDE CAPITAL FIXED INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1996

 SHARES OR
 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------  -----------------------------------------------------   -----------
 CORPORATE BONDS (24.8%):
 Banking (5.5%):
 $1,500,000 Commerce Bancorp, Inc., 8.38%, 7/15/03...............   $ 1,587,914
                                                                    -----------
 Industrial Goods & Services (13.9%):
  1,500,000 Montalbano Builders, 10.00%, 5/1/99, Callable 5/1/98
             @100................................................     1,500,000
    889,787 Rosewood Care Center Funding, 7.25%, 11/1/13.........       902,022
  1,600,000 Voyager Lines Private Placement, 9.50%, 11/1/99,
             Callable 11/1/96 @100 (b)...........................     1,600,000
                                                                    -----------
                                                                      4,002,022
                                                                    -----------
 Manufacturing (1.5%):
    450,000 Timken, 7.25%, 8/20/02...............................       449,438
                                                                    -----------
 Transportation & Shipping (3.9%):
  1,125,000 Ray and Ross Transport, Inc., 10.00%, 2/1/06,
             Callable 1/1/97 @100................................     1,125,000
                                                                    -----------
   Total Corporate Bonds                                              7,164,374
                                                                    -----------
 PREFERRED STOCKS (2.2%):
 Financial Services (2.2%):
     25,000 Lincoln National PLC, 8.75%, Callable 7/2/01 @25.....       625,000
                                                                    -----------
   Total Preferred Stocks                                               625,000
                                                                    -----------
 TAXABLE MUNICIPAL BONDS (12.3%):
 Illinois (0.5%):
    132,036 Belleville, St. Clair County, CMO, 7.35%, 11/15/09...       131,141
                                                                    -----------
 Indiana (1.5%):
    420,000 Jeffersonville, Public Warehouse Income Project,
             10.45%, 4/1/05, LOC: State Bank of Austria..........       436,275
                                                                    -----------
 Tennessee (4.8%):
    130,000 Decatur County, Tennessee Health, Educational &
             Housing Facilities Board Revenue, First Mortgage,
             8.00%, 9/1/97.......................................       127,752

 SHARES OR
 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------  -----------------------------------------------------   -----------
 TAXABLE MUNICIPAL BONDS, CONTINUED:
 Tennessee, continued:
 $  745,000 Hamilton County, Tennessee Industrial Development
             Board, Multifamily Housing Revenue, Waterford
             Apartments, Project A, 8.50%, 8/1/10................   $   729,385
    120,000 Jackson County, Tennessee Health & Educational
             Facilities, First Mortgage, Forest Cove B, 8.00%,
             9/1/97..............................................       117,925
    410,000 Memphis-Shelby County, Tennessee Industrial
             Development Board, Economic Development Revenue,
             Cleo Project B, 9.10%, 2/1/04.......................       419,840
                                                                    -----------
                                                                      1,394,902
                                                                    -----------
 West Virginia (5.5%):
    110,000 Harrison County, West Virginia Revenue Refunding,
             First Mortgage, Meadow B, 9.25%, 11/1/08............       109,968
    285,000 Summers County, West Virginia First Mortgage Gross
             Revenue Refunding, Limited Partnership, 8.00%,
             10/1/03.............................................       277,185
  1,230,000 West Virginia State Hospital Financial Authority,
             Hospital Revenue, Nellas Income Project, 9.50%,
             8/1/15..............................................     1,205,941
                                                                    -----------
                                                                      1,593,094
                                                                    -----------
   Total Taxable Municipal Bonds                                      3,555,412
                                                                    -----------

                                   Continued

THE SESSION GROUP
RIVERSIDE CAPITAL FIXED INCOME FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1996

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------  ------------------------------------------------------   -----------
 U.S. GOVERNMENT AGENCIES (60.0%):
 Federal Home Loan Bank:
 $  620,000 6.75%, 4/10/06, Callable 7/10/96 @100.................   $   602,671
 Federal Home Loan Mortgage Corp.:
  5,000,000 7.52%, 4/21/06, Callable 4/21/99 @100.................     4,961,356
  3,000,000 7.55%, 4/26/06, Callable 4/26/99 @100.................     2,987,190
  2,500,000 7.40%, 3/28/11, Callable 3/28/01 @100.................     2,433,025
 Federal National Mortgage Assoc.:
  3,000,000 6.93%, 10/26/05, Callable 10/26/98 @100...............     2,901,900
  3,330,000 6.69%, 2/2/11, Callable 2/2/01 @100...................     3,090,140
 Government Trust Certificates, State of Israel:
      8,314 9.13%, 11/15/96.......................................         8,376
 Puerto Rico, HUD 94A Caguas:
    340,000 6.85%, 8/1/07.........................................       332,248
                                                                     -----------
   Total U.S. Government Agencies                                     17,316,906
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------  ------------------------------------------------------   -----------
 U.S. TREASURY BONDS (0.2%):
 $   49,000 9.13%, 5/15/09........................................   $    55,849
                                                                     -----------
   Total U.S. Treasury Bonds                                              55,849
                                                                     -----------
 INVESTMENT COMPANIES (2.3%):
    670,568 Riverside Capital Money Market Fund...................       670,568
                                                                     -----------
   Total Investment Companies                                            670,568
                                                                     -----------
   Total (Cost--$29,370,100)(a)                                      $29,388,109
                                                                     ===========
------

Percentages indicated are based on net assets of $28,847,209.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:
      Unrealized appreciation........................................ $ 224,796
      Unrealized depreciation........................................  (206,787)
                                                                      ---------
      Net unrealized appreciation.................................... $  18,009
                                                                      =========
(b) Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.
 CMO-- Collateralized Mortgage Obligation
 LOC-- Letter of Credit
 PLC-- Public Liability Company

                      See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL LOW DURATION GOVERNMENT SECURITIES FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1996

 SHARES OR
 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------  ----------
 U.S. GOVERNMENT AGENCIES (96.8%):
 Federal Farm Credit Bank:
 $ 700,000 8.80%, 1/31/02...........................................  $  766,451
   250,000 7.10%, 11/12/02..........................................     253,792
 Federal Home Loan Bank:
   700,000 4.54%, 7/15/98*..........................................     661,252
   250,000 5.50%, 1/23/01...........................................     238,830
 Federal Home Loan Mortgage Corp.:
   250,000 7.75%, 11/07/01..........................................     261,950
   750,000 7.54%, 5/3/04............................................     750,255
   500,000 7.89%, 5/12/04...........................................     500,410
 Federal National Mortgage Assoc.:
   250,000 5.55%, 1/17/01...........................................     239,352
   545,000 7.20%, 1/10/02...........................................     545,033
 Guaranteed Export Certificates--Series 1994-A:
 2,215,555 7.12%, 4/15/06...........................................   2,243,271

 SHARES OR
 PRINCIPAL                          SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- -------------------------------------------------------   ----------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Private Export Funding:
 $  466,900 5.65%, 3/15/03.........................................   $  448,808
 Shipco 668 Series A-Title XI:
    316,000 8.50%, 5/11/02.........................................      316,365
                                                                      ----------
   Total U.S. Government Agencies                                      7,225,769
                                                                      ----------
 INVESTMENT COMPANIES (1.7%):
          1 Dreyfus Treasury Prime Fund............................            1
    129,000 Riverside Capital Money Market Fund....................      129,000
                                                                      ----------
   Total Investment Companies                                            129,001
                                                                      ----------
   Total (Cost--$7,363,027)(a)                                        $7,354,770
                                                                      ==========

------

Percentages indicated are based on net assets of $7,460,991.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:
      Unrealized appreciation........................................ $ 77,980
      Unrealized depreciation........................................  (86,237)
                                                                      --------
      Net unrealized depreciation.................................... $ (8,257)
                                                                      ========
* Floating Variable Rate Certificates are securities with interest rates that change periodically and are payable on different dates ranging from daily, weekly, monthly, quarterly or semi-annually. The interest rate is based on an index of market interest rates or other index. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on June 30, 1996.

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL TENNESSEE MUNICIPAL OBLIGATIONS FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1996

 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   -----------
 MUNICIPAL BONDS (85.8%):
 Alabama (1.3%):
 $  250,000 Troy, Affordable Housing Revenue, 6.30%, 7/1/01......   $   246,322
                                                                    -----------
 Georgia (2.2%):
    400,000 Atlanta, Georgia Housing Development Corp., Mortgage
             Revenue, 7.00%, 12/1/20, Callable 12/1/05 @102......       418,552
                                                                    -----------
 Kansas (3.9%):
    750,000 Manhattan, Kansas Industrial Revenue, 7.00%, 12/1/14,
             Callable 12/1/05 @100...............................       734,467
                                                                    -----------
 Louisiana (4.3%):
    750,000 New Orleans, Louisiana Audubon Park Revenue, 8.00%,
             4/1/12..............................................       812,273
                                                                    -----------
 Pennsylvania (2.6%):
    250,000 Schuylkill County, Pennsylvania Industrial
             Development Authority Revenue, Beverly Enterprises
             Project, 6.63%, 5/1/03..............................       252,238
    250,000 Wyoming County, Pennsylvania Industrial Development
             Authority Revenue, Beverly Enterprises Project,
             6.25%, 7/1/06.......................................       250,260
                                                                    -----------
                                                                        502,498
                                                                    -----------
 Puerto Rico (3.3%):
    195,000 Puerto Rico Commonwealth Highway & Transportation,
             5.50%, 7/1/19, Callable 7/1/03 @101.5...............       183,265
    450,000 Puerto Rico Electric Power Authority, 6.00%, 7/1/15,
             Callable 7/1/05 @102................................       454,144
                                                                    -----------
                                                                        637,409
                                                                    -----------
 South Carolina (1.1%):
    200,000 Charleston County, South Carolina Health Facilities
             Revenue, Franke Home Project, 8.00%, 11/1/24........       207,694
                                                                    -----------
 Tennessee (65.2%):
    105,000 Blount County, Tennessee Health & Educational
             Facilities Board Revenue, Multifamily Mortgage,
             Maryville Towers Project, 6.20%, 7/20/28, GNMA......       105,066
    100,000 Bruceton, Tennessee Water & Sewer Development, GO,
             6.70%, 3/1/13.......................................       104,650
    105,000 Bruceton, Tennessee Water & Sewer Development, GO,
             6.70%, 3/1/14.......................................       109,882
    115,000 Bruceton, Tennessee Water & Sewer Development, GO,
             6.75%, 3/1/15.......................................       120,698
    125,000 Bruceton, Tennessee Water & Sewer Development, GO,
             6.75%, 3/1/16.......................................       131,194
    100,000 Chattanooga, Tennessee Industrial Development Board
             Revenue, 7.05%, 8/15/05.............................       108,019
    395,000 Clarkesville, Tennessee Water, Sewer & Gas Refunding
             & Improvement, 6.25%, 2/1/18, MBIA..................       406,131
    100,000 Dayton, Tennessee Housing Assistance, Pikeville
             Townhomes, 5.75%, 11/1/13...........................        97,951
    470,000 Dyer County, Tennessee Health, Educational & Housing
             Facilities Board Revenue, 1st Mortgage Parkview
             Convalescent, 7.25%, 10/1/04........................       490,356
    500,000 Hamilton County, Tennessee Industrial Development
             Board Revenue, Multifamily Housing, Park at 58
             Project, 6.70%, 3/1/21, Callable 3/1/06 @101........       506,015
    250,000 Hamilton County, Tennessee Industrial Development
             Board Revenue, Multifamily Housing, Pattern Towers,
             6.38%, 8/1/26, Callable 8/1/05 @102.................       247,177

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL TENNESSEE MUNICIPAL OBLIGATIONS FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1996

 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 Tennessee, continued:
 $  890,000 Hamilton County, Tennessee Industrial Development
             Board Revenue, Multifamily Housing, Waterford Place
             Apartments, Series B, 6.60%, 2/1/24, FGIC...........   $   864,653
    300,000 Jackson, Tennessee Health, Educational & Housing,
             Posthouse Apartments, 7.00%, 5/1/17.................       313,545
    100,000 Johnson City, Tennessee Health & Education Refunding
             Bonds, Health Hospital, Nursing Home, 6.75%, 7/1/06,
             Prerefunded 7/1/01 @102.............................       110,379
    100,000 Knox County, Tennessee Industrial Development Board,
             Multifamily Revenue, 5.85%, 3/1/15, Callable 9/1/05
             @102................................................        99,094
    350,000 Knox County, Tennessee Public Improvement, GO, 6.38%,
             4/1/07..............................................       378,885
    350,000 Knoxville, Tennessee Community Development Corp.,
             Clinton Towers Housing Revenue, Multifamily, 6.60%,
             10/15/07............................................       362,834
    250,000 Knoxville, Tennessee Community Development Corp.,
             Clinton Towers Housing Revenue, Multifamily, 6.65%,
             10/15/10............................................       256,855
    250,000 Lawrance County, GO, 6.63%, 3/1/14...................       266,025
    115,000 Manchester, Tennessee Water & Sewer Revenue, Series
             1992, GO, 6.00%, 7/1/06, AMBAC......................       118,352
    450,000 Maury County Industrial Development Board, PCR,
             6.50%, 9/1/24, Callable 9/1/04 @102.................       463,140
    250,000 Memphis, Tennessee Health, Educational, & Housing
             Facilities Board, Mortgage Revenue, Edgewater
             Terrace Project, 7.38%, 1/20/27, FHA, LOC: First
             Alabama Birmingham..................................       264,007
    250,000 Memphis, Tennessee Health, Educational, & Housing
             Facilities Board, Multifamily Refunding, River Trace
             II, 6.45%, 4/1/26...................................       253,902
    250,000 Metropolitan Government, Nashville & Davidson County,
             Tennessee Health & Educational Facilities Board
             Revenue, 1st Mortgage, Blakeford Project, 7.50%,
             7/1/99..............................................       259,903
    100,000 Metropolitan Government, Nashville & Davidson County,
             Tennessee Housing & Educational Facilities Board
             Revenue, Vanderbilt University, Series A, 6.00%,
             10/1/16.............................................       100,798
    170,000 Metropolitan Government, Nashville & Davidson County,
             Tennessee Water & Sewer Revenue, 7.00%, 1/1/14......       173,798
    150,000 Morristown, Tennessee Housing Development Corp.,
             Multifamily Revenue, 6.25%, 5/1/18..................       151,988
    150,000 Poplar Grove, Tennessee Utility District, Tipton
             County Gas System Revenue, Series 1993, 6.90%,
             1/15/07.............................................       154,623
    130,000 Poplar Grove, Tennessee Utility District, Waterworks
             Revenue Refunding & Improvement, 6.05%, 4/1/05......       136,715
    160,000 Rutherford County, 0.00%, 5/1/13.....................        58,315
    370,000 Shelby County, Tennessee Compound Interest School
             Bonds, Series A, GO, 0.00%, 5/1/12..................       140,940
  1,150,000 Shelby County, Tennessee Health, Educational &
             Housing Facilities Board Revenue, Multifamily
             Housing, Windsor Apartments, 6.75%, 10/1/17.........     1,186,513
    250,000 Shelby County, Tennessee Health, Educational &
             Housing Facilities Board Revenue Refunding, Beverly
             Enterprises Project, 6.50%, 3/1/09..................       251,428

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL TENNESSEE MUNICIPAL OBLIGATIONS FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1996

 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 Tennessee, continued:
 $  125,000 Shelby County, Tennessee Health, Educational &
             Housing Facilities Board Revenue Refunding,
             Industrial Development, 1st Healthcare Project,
             6.50%, 4/1/02.......................................   $   122,930
    725,000 Shelby County, Tennessee Health, Educational &
             Housing Facilities Board Revenue Refunding, Heritage
             Place Project, 7.12%, 7/1/25, MBIA, FHA.............       768,892
    500,000 Shelby County, 6.00%, 4/15/24........................       481,015
    500,000 Shelby County, Tennessee Health, Educational &
             Housing Facilities Board Revenue, Trezevant Manor
             Project, 6.00%, 8/1/16..............................       472,300
    500,000 South Fulton, Tennessee Industrial Development
             Revenue, 6.35%, 10/1/15, Callable 10/1/05 @102......       501,135
    310,000 South Fulton, Tennessee Industrial Revenue Authority,
             6.00%, 10/1/10, Callable 10/1/05 @102...............       307,914
    200,000 Spring City, Tennessee Health, Educational & Housing
             Facility, Spring City Care Center, 8.75%, 9/1/24....       208,002
    100,000 Tennessee State School Board Authority, Higher
             Education Facilities, Series A, 6.25%, 5/1/17.......       103,523
    100,000 Weakley County, GO, 6.00%, 8/1/12....................       103,085
    550,000 Winchester, Tennessee Health & Educational Facilities
             Board, Revenue Refunding, Beverly Enterprises Income
             Project, 7.00%, 6/1/09..............................       557,838
                                                                    -----------
                                                                     12,420,465
                                                                    -----------
 West Virginia (0.7%):
    125,000 Summers County, West Virginia, First Mortgage Gross
             Revenue Refunding, 7.25%, 10/1/09...................       128,095
                                                                    -----------
 Wyoming (1.2%):
     65,000 Sweetwater County, PCR, Idaho Power Company, Series
             C, 7.63%, 12/1/13, Callable 11/3/96 @103............        67,428
    150,000 Sweetwater County, PCR, Idaho Power Company, Series
             D, 7.63%, 12/1/13, Callable 11/3/96 @103............       155,602
                                                                    -----------
                                                                        223,030
                                                                    -----------
  Total Municipal Bonds...........................................   16,330,805
                                                                    -----------
 ALTERNATIVE MINIMUM TAX PAPER (12.4%):
 Oklahoma (1.6%):
    300,000 Oklahoma Development Finance Authority Revenue, First
             Mortgage, Bake Rite Income Project, 8.38%, 8/1/11...       303,015
                                                                    -----------
 Tennessee (10.8%):
    530,000 Loudon County, Tennessee Industrial Development
             Board, Solid Waste Disposal Revenue, Kimberly-Clark
             Corp. Project, 6.20%, 2/1/23........................       533,609
    100,000 Memphis Shelby County, Tennessee Airport Revenue,
             8.13%, 2/15/12, MBIA................................       106,957
    740,000 Tennessee Housing Development Agency, 7.05%, 7/1/20..       758,360
    145,000 Tennessee Housing Development Agency Mortgage, Series
             A, 6.90%, 7/1/25....................................       150,188

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL TENNESSEE MUNICIPAL OBLIGATIONS FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1996

 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   -----------
 ALTERNATIVE MINIMUM TAX PAPER, CONTINUED:
 Tennessee, continued:
 $  500,000 Tennessee Housing Development Agency Mortgage,
            Series C, 6.10%, 7/1/15...............................  $   500,395
                                                                    -----------
                                                                      2,049,509
                                                                    -----------
  Total Alternative Minimum Tax Paper.............................    2,352,524
                                                                    -----------
  Total (Cost--$18,441,220)(a)....................................  $18,683,329
                                                                    ===========

--------

Percentages indicated are based on net assets of $19,037,088.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:
      Unrealized appreciation........................................ $ 359,432
      Unrealized depreciation........................................  (117,323)
                                                                      ---------
      Net unrealized appreciation.................................... $ 242,109
                                                                      =========

  AMBAC Insured by American Municipal Bond Assurance Corp.
  FGIC  Insured by Financial Guaranty Insurance Corp.
  FHA   Insured by Federal Housing Administration
  GNMA  Insured by Government National Mortgage Assoc.
  GO    General Obligation
  LOC   Letter of Credit
  MBIA  Insured by Municipal Bond Insurance Assoc.
  PCR   Pollution Control Revenue

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1996

1. ORGANIZATION:

 The Sessions Group (the "Group") was organized on April 25, 1988 as an Ohio business trust, and is registered under the Investment Company Act of 1940 as amended, (the "1940 Act"), as an open-end management investment company. Between the date of organization and the dates of commencement of operations of the Riverside Capital Money Market Fund, the Riverside Capital Value Equity Fund, the Riverside Capital Growth Fund, the Riverside Capital Fixed Income Fund, the Riverside Capital Low Duration Government Securities Fund and the Riverside Capital Tennessee Municipal Obligation Fund (individually, a "Fund" and collectively, the "Funds"), each a series of the Group, the Funds earned no investment income and had no operations other than incurring organizational expenses and the sale of initial units of beneficial interest ("shares") of the Funds. On August 29, 1995, the Riverside Capital Equity and Municipal Income Fund liquidated and ceased operations.

 The investment objective of the Money Market Fund is to seek current income with liquidity and stability of principal. The investment objective of the Value Equity Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. The investment objective of the Growth Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. The investment objective of the Fixed Income Fund is to seek current income as well as preservation of capital by investing in a portfolio of high grade fixed income securities. The investment objective of the Low Duration Government Securities Fund is to seek current income consistent with preservation of capital. The investment objectives of the Tennessee Municipal Obligations Fund are to seek (1) income which is exempt from federal income tax and Tennessee state income tax, and (2) preservation of capital.

 The Group is authorized to issue an unlimited number of shares without par value. Sales of shares of the Funds may be made to customers of National Bank of Commerce ("NBC") and its affiliates, to all accounts of correspondent banks of NBC and to the general public. NBC serves as investment adviser to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES:

 The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

 SECURITIES VALUATION:

 Investments of the Money Market Fund are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest, approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Fund may not a) purchase any instrument with a remaining maturity greater than thirteen months unless such investment is subject to a demand feature, or b) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1996

 Investments in common and preferred stocks and commercial paper of the Value Equity Fund, the Growth Fund, the Fixed Income Fund, the Low Duration Government Securities Fund and the Tennessee Municipal Obligations Fund (collectively, "the variable net asset value funds"), are valued at their market values determined on the basis of the latest available bid quotations in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in corporate bonds, municipal securities and U.S. Government securities of the variable net asset value funds are valued at their market values determined on the basis of the mean of the latest bid and asked quotations in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their net asset values as reported by such companies. Other securities for which quotations are not readily available are valued at their fair value under procedures established by the Group's Board of Trustees. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

 SECURITY TRANSACTIONS AND RELATED INCOME:

 Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

 REPURCHASE AGREEMENTS:

 The Funds may acquire repurchase agreements from financial institutions such as banks and broker dealers which NBC deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

 REVERSE REPURCHASE AGREEMENTS:

 The Funds may borrow for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it places in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure such equivalent value is maintained at all times. Reverse repurchase agreements are considered to be borrowings by the Funds under the 1940 Act.

 DERIVATIVES:

 A derivative is defined as a financial instrument whose value is derived from the performance of underlying assets, interest rate and currency exchange rates, or indices, and include (but are not limited to) structured

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1996

 debt obligations, interest rate and currency swaps, futures contracts, options, and forward currency contracts. The variable net asset value funds may invest in structured debt obligations for the purpose of mitigating interest rate risk in the portfolio. Such structured debt obligations have floating interest rates that reset to various indices, which may include swap rates or floors, and which reset at periodic intervals, as disclosed in the accompanying Schedules of Portfolio Investments. Risks of entering into such transactions include the potential inability of the dealer to meet their obligations and unanticipated movements in the value of the security or the underlying assets or indices. It is possible that the Funds will incur a loss as a result of their investments in derivative instruments. It is the Fund's policy to the extent that there exists no readily available market for such securities, that the investment will be treated as an illiquid security for purposes of calculating the Funds' limitations in illiquid securities as set forth in the Funds' investment restrictions.

 DIVIDENDS TO SHAREHOLDERS:

 Dividends from net investment income are declared daily and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually for the Money Market Fund. Dividends from net investment income are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed annually for the variable net asset value funds.

 Dividends from net investment income and net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, expiring capital loss carry forwards, and deferral of certain losses. The following reclassification has been made to the components of net assets of the Money Market Fund as of June 30, 1996 to more clearly reflect the differences between financial statement amounts available for distribution and the amounts available for distribution to comply with income tax regulations: an decrease in capital and corresponding decrease in accumulated undistributed net realized losses on investment transactions in the amount of approximately $138,000.

 FEDERAL INCOME TAXES:

 It is the policy of each of the Funds to qualify or continue to qualify as a regulation investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

 ORGANIZATION COSTS:

 All expenses in connection with each Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by the Funds. Such expenses are amortized over a period of two years commencing with the date of the initial public offering (five years for the Tennessee Municipal Obligations Fund). In the event that any of the initial shares of a Fund are redeemed during such period by any holder thereof, the redemption proceeds will be reduced by a pro rata portion of any remaining organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1996

3. PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the year ended June 30, 1996 are as follows:

                                                       PURCHASES      SALES
                                                      ------------ ------------
  Value Equity Fund.................................. $ 22,246,521 $ 34,354,010
  Growth Fund........................................ $ 15,450,988 $  8,085,554
  Fixed Income Fund.................................. $117,254,138 $120,909,929
  Low Duration Government Securities Fund............ $  1,547,136 $  1,472,589
  Tennessee Municipal Obligations Fund............... $ 11,843,364 $ 13,329,531

4. RELATED PARTY TRANSACTIONS:

 Investment advisory services are provided to the Funds by NBC. Under the terms of the investment advisory agreement, NBC is entitled to receive fees based on a percentage of the average net assets of each Fund. NBC has agreed that if the aggregate expenses of the Funds, as defined, for any fiscal year exceed limitations of any state having jurisdiction over the Funds, NBC will refund to the Funds, or otherwise bear, such excess. Such limitation did not affect the calculation of the investment advisory fees during the year ended June 30, 1996.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc.

 BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Funds as administrator. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS fees are computed daily as a percentage of the average net assets of each Fund. BISYS Ohio serves the Funds as transfer agent and fund accountant.

 During the year ended, June 30, 1996, NBC voluntarily contributed $124,984 of its investment advisory fees and BISYS voluntarily contributed $13,327 of its administrative fees to the Money Market Fund. During the year ended, June 30, 1995, NBC voluntarily contributed $97,370 of its investment advisory fees to the Money Market Fund. In addition, during the year ended June 30, 1995, NBC purchased securities from the Fund for their carrying value of $14,199,150 plus accrued interest. The market value of these securities at the date of the sale to NBC was $13,667,783. The voluntary contribution of investment advisory fees and administrative fees, and the difference between the market value and carrying value of the securities on the transaction date are reflected in the accompanying financial statements as a capital contribution to the Fund.

 The Group has adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which each Fund is authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund. These fees are used by BISYS to pay banks, including NBC, broker dealers and other institutions, or to reimburse BISYS or its affiliates, for administration, distribution and shareholder services in connection with the distribution of Fund shares.

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1996

 The Group has adopted an Administrative Services Plan, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include NBC, its correspondent and affiliated banks and BISYS, for providing ministerial, recordkeeping and/or administrative support services to their customers who are the beneficial or record owners of a Fund. The compensation which may be paid under the Administrative Services Plan is a fee computed daily at an annual rate of up to 0.25% of the average daily net asset value of a Fund.

 BISYS is also entitled to receive commissions on sales of shares of the variable net asset value funds. For the year ended June 30, 1996, BISYS received $9,120 from commissions earned on sales of shares of the variable net asset value funds, of which $4,090 was reallowed to affiliated broker/dealers.

 Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios.

 Information regarding these transactions is as follows for the year ended June 30, 1996:

                                           MONEY           VALUE
                                           MARKET         EQUITY             GROWTH
                                           FUND            FUND               FUND
                                           --------   -----------------  -----------------
  INVESTMENT ADVISORY FEES:
  Annual fee before voluntary fee               .35%          1.00% of           1.00% of
   reductions (percentage of average                  first $50 million  first $50 million
   net assets).......................                 .75% of remaining  .75% of remaining
  Voluntary fee reductions...........             --                 --           $188,588
  ADMINISTRATION FEES:
  Annual fee before voluntary fee
   reductions (percentage of average
   net assets).......................           .20%               .20%              .20%
  Voluntary fee reductions...........             --                 --           $14,290
  12b-1 FEES:
  Annual fee before voluntary fee
   reductions (percentage of average
   net assets).......................           .25%               .25%              .25%
  Voluntary fee reductions...........       $171,557           $151,866           $55,404
  ADMINISTRATIVE SERVICES FEES:
  Annual fee before voluntary fee
   reductions (percentage of average
   net assets).......................           .25%               .25%              .25%
  Voluntary fee reductions...........       $143,129            $22,471            $4,500
  FUND ACCOUNTANT AND TRANSFER
  AGENT FEES.........................        $76,601            $72,840           $52,692

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1996

                                       LOW DURATION  TENNESSEE
                               FIXED    GOVERNMENT   MUNICIPAL
                              INCOME    SECURITIES  OBLIGATIONS
                               FUND       FUND         FUND
                              -------  ------------ -----------
  INVESTMENT ADVISORY FEES:
  Annual fee before
   voluntary fee reductions
   (percentage of average
   net assets)...............     .65%       .50%         .65%
  Voluntary fee reductions...      --    $38,565     $127,577
  ADMINISTRATION FEES:
  Annual fee before
   voluntary fee reductions
   (percentage of average
   net assets)...............     .20%       .20%         .20%
  Voluntary fee reductions:..      --    $ 3,856           --
  12b-1 FEES:
  Annual fee before
   voluntary fee reductions
   (percentage of average
   net assets)...............     .25%       .25%         .25%
  Voluntary fee reductions:.. $63,798    $12,381      $20,359
  ADMINISTRATIVE SERVICES
  FEES:
  Annual fee before
   voluntary fee reductions
   (percentage of average
   net assets)...............     .25%       .25%         .25%
  Voluntary fee reductions...  $8,418     $3,815      $21,608
  FUND ACCOUNTANT AND
  TRANSFER AGENT FEES........ $58,691    $49,282      $70,155

5. FEDERAL INCOME TAXES:

 For federal income tax purposes, the following Funds have capital loss carryforwards as of June 30, 1996, which are available to offset future capital gains, if any:

                                                                AMOUNT   EXPIRES
                                                               --------- -------
  Money Market Fund...........................................  $145,161  2003
                                                                  69,007  2004
  Fixed Income Fund........................................... 2,812,097  2003
                                                               2,114,706  2004
  Low Duration Government Securities Fund.....................     8,905  2003
                                                                  23,561  2004
  Tennessee Municipal Obligations Fund........................   235,900  2003
                                                                 968,507  2004

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1996

6. ELIGIBLE DISTRIBUTIONS (UNAUDITED):

 The Group designates the following eligible distributions for the dividends received deduction for corporations:

                                                              VALUE
                                                              EQUITY    GROWTH
                                                               FUND      FUND
                                                            ---------- --------
  Dividend Income.......................................... $2,101,037 $637,528
  Dividend Income Per Share................................ $    0.137 $  0.167

7. EXEMPT-INTEREST INCOME DESIGNATIONS (UNAUDITED):

 The Group designates the following exempt-interest income for the Tennessee Municipal Obligations Fund's taxable year ended June 30, 1996:

  Exempt-Interest Distributions...................................... $1,077,559
  Exempt-Interest Distributions Per Share............................  $    0.53

 The percentage break-down of the exempt-interest income by state for the Tennessee Municipal Obligations Fund's taxable year ended June 30, 1996 was as follows:

  Alabama...............................................................   1.69%
  Arkansas..............................................................   0.33%
  Georgia...............................................................   0.11%
  Kansas................................................................   2.63%
  Kentucky..............................................................   0.17%
  Louisiana.............................................................   2.18%
  Minnesota.............................................................   0.38%
  Oklahoma..............................................................   1.98%
  Pennsylvania..........................................................   2.54%
  Puerto Rico...........................................................   1.66%
  South Carolina........................................................   1.26%
  Tennessee.............................................................  79.24%
  Texas.................................................................   0.59%
  West Virginia.........................................................   5.11%
  Wyoming...............................................................   0.13%
                                                                         ------
                                                                         100.00%
                                                                         ======

 For the year ended June 30, 1996, 9.5% of the income earned by the Tennessee Municipal Obligations Fund may be subject to the alternative minimum tax.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                         MONEY MARKET FUND
                          ------------------------------------------------------
                                      YEAR ENDED JUNE 30,
                          ------------------------------------------------------
                            1996         1995         1994      1993      1992
                          --------     --------     --------  --------  --------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........  $   1.00     $   1.00     $   1.00  $   1.00  $   1.00
                          --------     --------     --------  --------  --------
Investment Activities
  Net investment income.     0.046        0.044        0.026     0.032     0.051
  Net realized and
   unrealized gains
   (losses) on invest-
   ments................       --        (0.004)         --        --      0.003
                          --------     --------     --------  --------  --------
    Total from Invest-
     ment Activities....     0.046        0.040        0.026     0.032     0.054
                          --------     --------     --------  --------  --------
Distributions
  Net investment income.    (0.046)      (0.044)      (0.026)   (0.032)   (0.051)
  Net realized gains....       --           --           --        --     (0.003)
                          --------     --------     --------  --------  --------
    Total distributions.    (0.046)      (0.044)      (0.026)   (0.032)   (0.054)
                          --------     --------     --------  --------  --------
Capital Transactions....       --         0.004          --        --        --
                          --------     --------     --------  --------  --------
NET ASSET VALUE, END OF
 PERIOD.................  $   1.00     $   1.00     $   1.00  $   1.00  $   1.00
                          ========     ========     ========  ========  ========
Total Return............      4.75%(a)     4.44%(a)     2.65%     3.20%     5.61%
RATIOS/SUPPLEMENTAL
 DATA:
Net Assets, at end of
 period (000)...........  $134,146     $157,904     $128,001  $141,840  $162,361
Ratio of expenses to
 average net assets.....      0.99%        0.97%        0.95%     0.85%     0.66%
Ratio of net investment
 income to average
 net assets.............      4.65%        4.41%        2.62%     3.17%     5.12%
Ratio of expenses to
 average net assets*....      1.20%        1.18%        1.09%     0.94%     0.91%
Ratio of net investment
 income to average
 net assets*............      4.44%        4.20%        2.48%     3.08%     4.87%
------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) The capital contribution had no impact on the total return for the years ended June 30, 1995 and June 30, 1996.

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                           VALUE EQUITY FUND
                            ----------------------------------------------------
                                  YEAR ENDED JUNE 30,           OCTOBER 31, 1991
                            ----------------------------------    TO JUNE 30,
                             1996     1995     1994     1993        1992 (a)
                            -------  -------  -------  -------  ----------------
NET ASSET VALUE, BEGINNING
 OF PERIOD................  $ 12.63  $ 12.67  $ 11.57  $ 11.04      $ 10.00
                            -------  -------  -------  -------      -------
Investment Activities
  Net investment income...     0.14     0.14     0.07     0.21         0.17
  Net realized and
   unrealized gains on
   investments............     2.40     0.76     1.28     0.96         1.03
                            -------  -------  -------  -------      -------
    Total from Investment
     Activities...........     2.54     0.90     1.35     1.17         1.20
                            -------  -------  -------  -------      -------
Distributions
  Net investment income...    (0.14)   (0.13)   (0.06)   (0.22)       (0.16)
  Net realized gains......    (0.49)   (0.15)   (0.19)   (0.42)         --
  In excess of net
   realized gains.........      --     (0.66)     --       --           --
                            -------  -------  -------  -------      -------
    Total Distributions...    (0.63)   (0.94)   (0.25)   (0.64)       (0.16)
                            -------  -------  -------  -------      -------
NET ASSET VALUE, END OF
 PERIOD...................  $ 14.54  $ 12.63  $ 12.67  $ 11.57      $ 11.04
                            =======  =======  =======  =======      =======
Total Return (excludes
 sales charges)...........    20.50%    8.03%   11.76%   10.94%       12.04%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of
 period (000).............  $81,055  $80,264  $79,232  $52,629      $25,461
Ratio of expenses to
 average net assets.......     1.58%    1.58%    1.36%    0.73%        0.67%(c)
Ratio of net investment
 income to average
 net assets...............     1.01%    1.13%    0.52%    1.84%        2.43%(c)
Ratio of expenses to
 average net assets*......     1.79%    1.79%    1.74%    1.69%        1.95%(c)
Ratio of net investment
 income to average
 net assets*..............     0.80%    0.92%    0.14%    0.88%        1.15%(c)
Portfolio turnover........    27.89%   35.64%   62.17%   16.13%       23.07%
Average commission rate
 paid (d).................  $0.0605      --       --       --           --
------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                      See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                                      GROWTH FUND
                                           ------------------------------------
                                           YEAR ENDED JUNE 30,   APRIL 15, 1994
                                           --------------------   TO JUNE 30,
                                             1996       1995        1994(a)
                                           ---------  ---------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.....    $ 12.14    $  9.82      $10.00
                                           ---------  ---------      ------
Investment Activities
  Net investment income..................       0.18       0.16         --
  Net realized and unrealized gains
   (losses) on investments...............       2.13       2.30       (0.18)
                                           ---------  ---------      ------
    Total from Investment Activities.....       2.31       2.46       (0.18)
                                           ---------  ---------      ------
Distributions
  Net investment income..................      (0.18)     (0.14)        --
  In excess of net investment income.....      (0.01)       --          --
  Net realized gains.....................      (0.25)       --          --
                                           ---------  ---------      ------
    Total Distributions..................      (0.44)     (0.14)        --
                                           ---------  ---------      ------
NET ASSET VALUE, END OF PERIOD...........    $ 14.01    $ 12.14      $ 9.82
                                           =========  =========      ======
Total Return (excludes sales charges)....      19.35%     25.27%      (1.80)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000).......    $33,767    $21,485      $6,345
Ratio of expenses to average net assets..       1.05%      1.24%       2.59%(c)
Ratio of net investment income to average
 net assets..............................       1.37%      1.64%       0.25%(c)
Ratio of expenses to average net assets*.       1.97%      2.51%       3.90%(c)
Ratio of net investment income (loss) to
 average net assets*.....................       0.45%      0.37%      (1.07)%(c)
Portfolio turnover.......................      31.22%     29.36%       0.00%
Average commissions rate paid (d)........  $  0.0686        --          --
------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                      See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                          FIXED INCOME FUND
                           -----------------------------------------------------
                                 YEAR ENDED JUNE 30,            OCTOBER 31, 1991
                           -----------------------------------    TO JUNE 30,
                            1996     1995     1994      1993        1992 (a)
                           -------  -------  -------   -------  ----------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $  9.27  $  9.43  $ 10.44   $ 10.26      $ 10.00
                           -------  -------  -------   -------      -------
Investment Activities
  Net investment income..     0.59     0.58     0.57      0.68         0.42
  Net realized and
   unrealized gains
   (losses) on
   investments...........    (0.48)   (0.15)   (0.76)     0.27         0.22
                           -------  -------  -------   -------      -------
    Total from Investment
     Activities..........     0.11     0.43    (0.19)     0.95         0.64
                           -------  -------  -------   -------      -------
Distributions
  Net investment income..    (0.58)   (0.58)   (0.57)    (0.69)       (0.38)
  In excess of net
   investment income.....      --     (0.01)     --        --           --
  Net realized gains.....      --       --       --      (0.08)         --
  In excess of net
   realized gains........    (0.03)     --     (0.25)      --           --
                           -------  -------  -------   -------      -------
    Total Distributions..    (0.61)   (0.59)   (0.82)    (0.77)       (0.38)
                           -------  -------  -------   -------      -------
NET ASSET VALUE, END OF
 PERIOD..................  $  8.77  $  9.27  $  9.43   $ 10.44      $ 10.26
                           =======  =======  =======   =======      =======
Total Return (excludes
 sales charges)..........     1.05%    4.82%   (2.20)%    9.64%        6.56%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of
 period (000)............  $28,847  $39,496  $42,309   $35,951      $27,256
Ratio of expenses to
 average net assets......     1.48%    1.43%    1.37%     0.74%        0.69%(c)
Ratio of net investment
 income to average
 net assets..............     6.32%    6.33%    5.61%     6.65%        6.51%(c)
Ratio of expenses to
 average net assets*.....     1.69%    1.64%    1.70%     1.42%        1.63%(c)
Ratio of net investment
 income to average
 net assets*.............     6.11%    6.12%    5.28%     5.97%        5.58%(c)
Portfolio turnover.......   363.84%  223.29%  328.44%   234.71%       40.85%
------

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                                  LOW DURATION GOVERNMENT
                                                      SECURITIES FUND
                                                ------------------------------
                                                 YEAR ENDED
                                                  JUNE 30,      APRIL 15, 1994
                                                --------------   TO JUNE 30,
                                                 1996    1995      1994 (a)
                                                ------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD........... $10.15  $ 9.93      $10.00
                                                ------  ------      ------
Investment Activities
  Net investment income........................   0.53    0.56        0.07
  Net realized and unrealized gains (losses) on
   investments.................................  (0.20)   0.21       (0.08)
                                                ------  ------      ------
    Total from Investment Activities...........   0.33    0.77       (0.01)
                                                ------  ------      ------
Distributions
  Net investment income........................  (0.53)  (0.55)      (0.06)
                                                ------  ------      ------
NET ASSET VALUE, END OF PERIOD................. $ 9.95  $10.15      $ 9.93
                                                ======  ======      ======
Total Return (excludes sales charges)..........   3.31%   8.03%      (0.13)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)............. $7,461  $7,653      $7,692
Ratio of expenses to average net assets........   1.44%   1.33%       2.85%(c)
Ratio of net investment income to average net
 assets........................................   5.19%   5.67%       3.63%(c)
Ratio of expenses to average net assets*.......   2.20%   2.10%       3.67%(c)
Ratio of net investment income to average net
 assets*.......................................   4.43%   4.89%       2.81%(c)
Portfolio turnover.............................  20.87%  34.47%      21.20%
------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                     TENNESSEE MUNICIPAL OBLIGATIONS FUND
                                   --------------------------------------------
                                     YEAR ENDED JUNE 30,       NOVEMBER 4, 1992
                                   -------------------------     TO JUNE 30,
                                    1996     1995     1994         1993 (a)
                                   -------  -------  -------   ----------------
NET ASSET VALUE, BEGINNING OF
 PERIOD........................... $  9.84  $  9.81  $ 10.44       $ 10.00
                                   -------  -------  -------       -------
Investment Activities
  Net investment income...........    0.53     0.50     0.48          0.30
  Net realized and unrealized
   gains (losses) on investments..   (0.08)    0.03    (0.57)         0.43
                                   -------  -------  -------       -------
    Total from Investment
     Activities...................    0.45     0.53    (0.09)         0.73
                                   -------  -------  -------       -------
Distributions
  Net investment income...........   (0.53)   (0.50)   (0.48)        (0.29)
  In excess of net realized gains.     --       --     (0.06)          --
                                   -------  -------  -------       -------
    Total Distributions...........   (0.53)   (0.50)   (0.54)        (0.29)
                                   -------  -------  -------       -------
NET ASSET VALUE, END OF PERIOD.... $  9.76  $  9.84  $  9.81       $ 10.44
                                   =======  =======  =======       =======
Total Return (excludes sales
 charges).........................    4.67%    5.61%   (1.00)%        7.39%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period
 (000)............................ $19,037  $20,827  $19,965       $17,425
Ratio of expenses to average net
 assets...........................    0.98%    1.12%    1.19%         0.82%(c)
Ratio of net investment income to
 average net assets...............    5.40%    5.24%    4.67%         4.76%(c)
Ratio of expenses to average net
 assets*..........................    1.83%    1.98%    1.99%         1.62%(c)
Ratio of net investment income to
 average net assets*..............    4.55%    4.38%    3.87%         3.96%(c)
Portfolio turnover................   60.76%   62.59%   86.57%        52.52%
------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements.

                                    APPENDIX

      Commercial Paper Ratings. Commercial paper ratings of Standard & Poor's Corporation ("S&P") are current assessments of the likelihood of timely payment of debt considered short term in the relevant market. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Commercial paper rated A-2 by S&P indicates that capacity for timely payment on issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 by S&P indicates adequate capacity for timely payment. Such paper is, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Commercial paper rated B by S&P is regarded as having only speculative capacity for timely payment. Commercial paper rated C by S&P is regarded as short-term obligations with a doubtful capacity for payment. Commercial paper rated D by S&P is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

      Moody's Investors Service, Inc.'s ("Moody's") commercial paper rating are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained. Issuers rated Not Prime do not fall within any of the Prime rating categories.

      Commercial paper rated F-1+ by Fitch Investors Service ("Fitch") is regarded as having the strongest degree of assurance for timely payments. Commercial paper rated F-1 by Fitch is regarded as having an assurance of timely payment only slightly less than the strongest rating, i.e., F-1+. Commercial paper rated F-2 by Fitch is regarded as having a satisfactory degree of assurance of timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings. Commercial paper rated F-3 by Fitch is regarded as having characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade. Commercial paper rated F-S by Fitch is regarded as having characteristics suggesting a minimal degree of assurance for timely payment and is vulnerable to near term adverse changes in financial and economic conditions. Commercial paper rated D by Fitch is in actual or imminent payment default.

      The description of the three highest short-term debt ratings by Duff & Phelps, Inc. ("Duff") (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category) are as follows. Duff 1+ is regarded as having the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 is regarded as having a very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Duff 1- is regarded as having a high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are minor. Duff 2 is regarded as having a good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 is regarded as having a satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4 is considered as having speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation. Duff 5 indicates that the issuer has failed to meet scheduled principal and/or interest payments.

      Commercial paper rated A1 by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA") is regarded by IBCA as obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned. Obligations rated A2 are supported by a good capacity for timely repayment. Obligations rated A3 are supported by a satisfactory capacity for timely repayment. Obligations rated B are those for which there is an uncertainty as to the capacity to ensure timely repayment. Obligations rated C are those for which there is a high risk of default or which are currently in default.

      The following summarizes the description of the three highest short-term ratings of Thomson BankWatch, Inc. ("Thomson"). TBW-1 is the highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis. TBW-2 is the second highest category indicating that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1." TBW-3 is the lowest investment grade category and indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate. TBW-4 is the lowest rating category and is regarded as non-investment grade and therefore speculative.

      The plus (+) sign is used after a rating symbol to designate the relative position of an issuer within the rating category.

      Corporate Debt Ratings. A S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      The following summarizes the four highest ratings used by Moody's for corporate debt. Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds that are rated Baa by Moody's are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Moody's applies numerical modifiers (1, 2, and 3) with respect to bonds rated Aa through Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

      The following summarizes the four highest long-term debt ratings by Duff. Debt rated AAA has the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated AA has a high credit quality and protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated A has protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Debt rated BBB has below average protection factors but is still considered sufficient for prudent investment. However, there is considerable variability in risk during economic cycles.

      To provide more detailed indications of credit quality, the ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

      The following summarizes the four highest long-term debt ratings by Fitch (except for AAA ratings, plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category). Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "F-1+." Bonds rated as A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings for these bonds will fall below investment grade is higher than for bonds with higher ratings.

      The following summarizes IBCA's four highest long-term debt ratings. Obligations rated AAA are those for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations rated AA are those for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly. Obligations rated A are those for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk. Obligations rated BBB are those for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic, or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

      The following summarizes Thomson's description of its four highest long-term debt ratings (Thomson may include a plus (+) or minus (-) designation to indicate where within the respective category the issue is placed). AAA is the highest category and indicates that the ability to repay principal and interest on a timely basis is very high. AA is the second highest category and indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. A is the third highest category and indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB is the lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Municipal Obligations Ratings

      The following summarizes the three highest ratings used by Moody's for state and municipal short-term obligations. Obligations bearing MIG-1 or VMIG-1 designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2 or VMIG-2 denote high quality with ample margins of protection although not so large as in the preceding rating group. Obligations bearing MIG-3 or VMIG-3 denote favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      S&P SP-1, SP-2, and SP-3 municipal note ratings (the three highest ratings assigned) are described as follows:

            "SP-1": Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

            "SP-2": Satisfactory capacity to pay principal and interest.

            "SP-3": Speculative capacity to pay principal and interest.

      The following summarizes the four highest ratings used by Moody's for state and municipal bonds:

            "Aaa": Bonds judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            "Aa": Bonds judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or


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            fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

            "A": Bonds which possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            "Baa": Bonds which are considered as medium grade obligations, i.e, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      The following summarizes the four highest ratings used by S&P for state and municipal bonds:

            "AAA": Debt which has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

            "AA": Debt which has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

            "A": Debt which has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

            "BBB": Debt which has adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.


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Definitions of Certain Money Market Instruments

Commercial Paper

      Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

      Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

      Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

      U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include
Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

      Obligations of the U.S. Government include Treasury bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal


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Farm Credit Banks, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government- sponsored instrumentalities if it is not obligated to do so by law.


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